UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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ALLIANT ENERGY CORPORATION
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Alliant Energy Corporation

Notice of Annual Meeting and Proxy Statement

2020

Alliant Energy

Powering Beyond

NOTICE OF 2020 ANNUAL MEETING OF SHAREOWNERS OF ALLIANT ENERGY CORPORATION

DATE:	May 21, 2020
TIME:	9:00 a.m. C.D.T.
www.virtualshareholdermeeting.com/LNT2020
VIRTUAL MEETING ONLY — NO PHYSICAL LOCATION
The virtual Annual Meeting may be accessed at www.virtualshareholdermeeting.com/LNT2020, where you will be able to listen to the meeting live, submit questions and vote online.
AGENDA:

1.	Elect four directors nominated by our Board of Directors to serve on our Board of Directors for terms expiring at the 2023 Annual Meeting of Shareowners

2.	Approve, on an advisory, non-binding basis, the compensation of our named executive officers

3.	Approve the Alliant Energy Corporation 2020 Omnibus Incentive Plan

4.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020

5.	Attend to any other business properly presented at this meeting
RECORD DATE: March 27, 2020
Shareowners of record of our common stock as of the close of business on March 27, 2020 will be entitled to notice of, and to vote at, the Annual Meeting.
PROXY VOTING: YOUR VOTE IS IMPORTANT. Whether or not you plan to participate in the Annual Meeting, please vote promptly.
You may vote your shares by telephone or Internet. Instructions for voting are on the enclosed proxy card. If you prefer, you may sign and date the enclosed proxy card and return it in the postage-paid envelope.
PARTICIPATING IN THE ANNUAL MEETING:
The 2020 Annual Meeting of Shareowners will be held exclusively online via live webcast. An audio broadcast of the Annual Meeting will also be available by telephone toll-free at (877) 328-2502. Shareowners of record as of the close of business on March 27, 2020, are entitled to participate in and submit questions in writing before and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LNT2020. To participate in the online Annual Meeting, you will need the 16-digit control number included on your proxy card. The Annual Meeting will begin promptly at 9:00 a.m. C.D.T. Online check-in will begin at 8:30 a.m. C.D.T. Please allow ample time for the online check-in procedures.
ANNUAL REPORT:
A copy of our Annual Report for the fiscal year ended December 31, 2019 was included in the mailing of this Notice of 2020 Annual Meeting of Shareowners.
Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be held on May 21, 2020. The Alliant Energy Corporation Proxy Statement for the 2020 Annual Meeting of Shareowners and the Annual Report for the fiscal year ended December 31, 2019, are available at www.alliantenergy.com/eproxy.
By Order of the Board of Directors,
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary

Dated, mailed and made available on the Internet on or before April 9, 2020.
In accordance with Securities and Exchange Commission rules, a notice containing instructions on how to access this proxy statement and our annual report online was mailed, starting on or about April 9, 2020, and we provided access to our materials online before that date to certain holders of our common stock on the close of business on the record date.

TABLE OF CONTENTS

SUMMARY

Proxy Summary

This summary highlights information contained in this Proxy Statement. It is only a summary. Please read the entire Proxy Statement and 2019 Annual Report before you vote.

2020 Annual Meeting of Shareowners

Date and Time: May 21, 2020 at 9:00 a.m. C.D.T.

Record Date: March 27, 2020

Place: www.virtualshareholdermeeting.com/LNT2020

Voting Matters		Board Recommendation	Page
1.	Election of Four Director Nominees	FOR all Director Nominees	1
2.	Advisory Vote to Approve Executive Compensation	FOR	57
3.	Approve the Alliant Energy Corporation 2020 Omnibus Incentive Plan	FOR	58
4.	Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2020	FOR	67

Vote your proxies today in one of the following methods:

www.proxyvote.com	(800) 690-6903	Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your proxy card must be received by May 20, 2020. 401(k) participants’ cards must be received by May 18, 2020.
Use the Internet to vote your proxy until 10:59 p.m. (C.D.T.) on May 20, 2020. 401(k) participants’ votes must be received by May 18, 2020.	Use a touch-tone telephone to vote your proxy until 10:59 p.m. (C.D.T.) on May 20, 2020. 401(k) participants’ votes must be received by May 18, 2020.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

See pages 68-72 for directions on voting your proxies and to see how your votes are counted.

ELECTION OF DIRECTORS

Alliant Energy

Board of Directors

SNAPSHOT

Men
60%
Gender diversity
40%
Women

20%
Ethnic diversity

Under 55
20%
Average age 58
40%
55-59
Over 65
20%
20%
60-65

Over 7 years
40%
Average tenure 7.4 years
60%
7 years or less

Corporate governance

- Nine out of ten current directors are independent
- Lead independent director with clearly defined and robust responsibilities
- Executive sessions of independent directors held at each regularly scheduled board meeting
- Annual board and committee self-assessments
- Share ownership guidelines based on total annual retainer
- Director resignation policy for directors in uncontested elections that do not receive majority "for" vote

Skills and qualifications

Strategic Leadership
10
Financial Acumen
8
Operations
8
Customer Perspective
7
Legal and Regulatory
9
Human Resources/Exec Comp
8
Risk Management
8
Tech Systems/Cybersecurity
8
Environment/Safety
6
Diversity
8

ALLIANT ENERGY | 2020 Proxy Statement | 1

ELECTION OF DIRECTORS

Proposal One—ELECTION OF DIRECTORS
At our annual meeting of shareowners (the “Annual Meeting”), four directors will be elected. The nominees for election are:

• Patrick E. Allen	• Singleton B. McAllister
• Michael D. Garcia	• Susan D. Whiting

Each nominee currently serves on our Board of Directors. Mr. Garcia was added to the Board of Directors to fill a vacancy since our 2019 Annual Meeting of Shareowners. In accordance with our Bylaws and Wisconsin law, when a director is appointed to fill a vacancy, his or her initial term expires at the next annual meeting of shareowners, regardless of the class to which the director is elected. If elected as directors, each of the nominees will serve until our Annual Meeting of Shareowners in 2023 or until his/her successor has been duly qualified and elected.
The nominees were selected by the Board of Directors on the recommendation of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for evaluating nominees for director and director candidates. The committee has criteria to ensure that the specific skills, qualifications and experiences necessary to the effectiveness of the Board of Directors are fully represented on the Board. Each time an opening occurs on the Board of Directors, the committee considers these skills, qualifications and experiences and seeks a Board candidate who supplements the skills, qualifications and experiences of current Board members. The following chart reflects areas of qualifications and experience that the Board views as important when evaluating director nominees. Each director nominee also contributes other important skills, expertise, experience and personal attributes to the Board that are not reflected in the chart below.

Skills and qualifications	Patrick Allen	Jillian Evanko	Michael Garcia	John Larsen	Singleton McAllister	Roger Newport	Dean Oestreich	Thomas O'Toole	Carol Sanders	Susan Whiting
Strategic Leadership	●	●	●	●	●	●	●	●	●	●
Financial Acumen/ Literacy	●	●	●	●		●	●	●	●	
Operations		●	●	●		●	●	●	●	●
Customer Perspective		●	●	●		●	●	●		●
Legal and Regulatory	●	●	●	●	●	●	●		●	●
Human Resources/ Executive Comp		●	●	●	●	●	●		●	●
Risk Management	●	●	●	●		●	●		●	●
Technology Systems/ Cybersecurity	●	●	●	●		●	●	●		●
Environmental and Safety		●	●	●	●	●	●			
Diversity	●	●	●	●	●	●		●		●

ALLIANT ENERGY | 2020 Proxy Statement | 2

ELECTION OF DIRECTORS

The balance of tenure of our directors promotes experience and stability while also allowing for a broader understanding of the issues that can affect our business. Our more senior directors have a deep knowledge and historical perspective of our Company and our industry. Our newer directors provide fresh perspectives and benefit from the knowledge and experience of our more senior directors. This optimal combination of experience, subject matter expertise and fresh perspectives ensures that our Board is able to provide oversight and guidance that is innovative, balanced and aligned with the Company’s strategy.
In fulfilling its responsibility to identify qualified candidates for membership on the Board of Directors, the Nominating and Governance Committee also considers, among other factors, the following attributes of candidates:

•	Highest personal and professional ethics, integrity and values

•
Highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest

•	Ability to exercise sound business judgment

•	Independence from any particular constituency and/or ability to represent all of our shareowners and commitment to enhancing long-term shareowner value

•	Relevant expertise and experience and the ability to offer advice and guidance to our chief executive officer based on that expertise and experience

•	Sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of our business
Biographies of the director nominees and continuing directors follow. Included in the biographical information is a listing of the key qualifications, skills and experience of each director nominee and continuing director that led to the Board’s conclusion that the person should serve. Each nominee and continuing director’s age is as of April 1, 2020.
Directors will be elected by a plurality of the votes cast at the meeting (assuming a quorum is present). Consequently, any shares not voted at the meeting, including as a result of broker non-votes, will not be counted as votes cast. The proxies solicited may be voted for a substitute nominee or nominees if any of the nominees are unable to serve, or for good reason will not serve, a contingency the Board of Directors does not currently anticipate.
We are a public utility holding company whose regulated utilities are Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL”). The composition of our Board of Directors is identical to the composition of the Boards of Directors of IPL and WPL.
Additional information regarding the selection process for members of the Board of Directors can be found starting on page 16.

☑	The Board of Directors recommends that you vote “FOR” the nominees for director.

ALLIANT ENERGY | 2020 Proxy Statement | 3

ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

Summary: Mr. Allen’s extensive experience in financial leadership is instrumental to the Board. Mr. Allen has served as Chief Financial Officer at Collins Aerospace since 2018. He served as Senior Vice President and Chief Financial Officer at Rockwell Collins, Inc. in Cedar Rapids, Iowa, leading the company’s finance activities, including treasury, audit, and tax from 2005 to 2018. Mr. Allen previously served in various financial officer positions at Rockwell Collins and its subsidiaries since 2001. Before joining Rockwell Collins, he served in various roles at Rockwell International, including Vice President and Treasurer, Vice President of Financial Planning, and Assistant Controller. He worked for six years as an auditor at Deloitte & Touche and has passed the certified public accountancy examination. Mr. Allen serves as chairman of the Audit Committee. He has been a Director of IPL and WPL since 2011.

Skills and Qualifications: strategic leadership; financial acumen/literacy; legal and regulatory; risk management; technology systems/cybersecurity; diversity.

Patrick E. Allen Age: 55 Director Since: 2011 Nominated for a Term Expiring in: 2023 Committee Memberships: • Audit (Chair) • Executive • Operations

Summary: Mr. Garcia’s extensive operational leadership in heavy industrial industries brings valuable insight to our Board. Mr. Garcia is President of the Pulp and Paper Division of Domtar Corporation, which designs, manufactures, markets and distributes a wide variety of fiber-based products including communication papers, specialty and packaging papers and market pulp. He has served in this capacity since 2014. Prior to joining Domtar, Mr. Garcia was the Chief Executive Officer at EVRAZ Highveld Steel & Vanadium Co. in South Africa. Mr. Garcia has more than 25 years of international management experience in paper, steel, and aluminum manufacturing and marketing. He has been a Director of IPL and WPL since 2020.

Skills and Qualifications: strategic leadership; financial acumen/literacy; operations; customer perspective; legal and regulatory; human resources/executive compensation; risk management; technology systems/cybersecurity; environmental and safety; diversity.

Michael D. Garcia Age: 55 Director Since: 2020 Nominated for a Term Expiring in: 2023 Committee Memberships: • Compensation and Personnel • Operations

ALLIANT ENERGY | 2020 Proxy Statement | 4

ELECTION OF DIRECTORS

Summary: Ms. McAllister brings significant expertise to the Board in the areas of government relations and public policy law. Since 2014, Ms. McAllister has served as Of Counsel at the law firm of Husch Blackwell in Washington, D.C. and is a senior advisor at Husch Blackwell Strategies, where she provides lobbying and government affairs counseling. Before joining Husch Blackwell, she served as a partner in the law firms of Williams and Mullen from 2012 to 2014, Blank Rome LLP from 2010 to 2012 and LeClair & Ryan LLP from 2007 to 2010. Ms. McAllister has held positions as General Counsel for the United States Agency for International Development, Senior Counsel to the U.S. House of Representatives Committee on the Budget, and was appointed as Secretary to the Commonwealth of Virginia State Board of Elections in 2015. She has served on the proxy board of Securitas Critical Infrastructure Services, Inc., one of the largest providers in the United States of specialized security, fire and emergency response services, since 2016. She also serves on the Boards of Directors of Anterix, Inc., a wireless telecommunications company, since 2018, and Chart Industries, Inc., a diversified global manufacturer of highly engineered equipment, packaged solutions and value-add services used throughout the gas to liquid cycle, since 2019. Ms. McAllister has been a Director of IPL and WPL since 2001.

Skills and Qualifications: strategic leadership; legal and regulatory; human resources/executive compensation; environmental and safety; diversity.

Singleton B. McAllister Age: 68 Director Since: 2001 Nominated for a Term Expiring in: 2023 Committee Memberships: • Compensation and Personnel • Nominating and Governance

Summary: Ms. Whiting’s extensive background in consumer analytics, marketing and media experience provides a uniquely customer-focused perspective to the Board. In 2014, Ms. Whiting retired as Vice Chair of Nielsen, N.V., a global provider of information into what consumers watch and purchase. In her 35-year career with Nielsen, she held numerous executive positions including President, Chief Operating Officer, Chief Executive Officer and Chairman of Nielsen Media Research, as well as Executive Vice President. She led initiatives related to global client relations, communications, marketing, public government affairs, corporate social responsibility and diversity for the company. She has served on the Board of Directors of Kemper Corporation, a diversified insurance holding company, since 2017. Ms. Whiting serves as Chairman of the Compensation and Personnel Committee. She has served as a Director of IPL and WPL since 2013.

Skills and Qualifications: strategic leadership; operations; customer perspective; legal and regulatory; human resources/executive compensation; risk management; technology systems/cybersecurity; diversity.

Susan D. Whiting Age: 63 Director Since: 2013 Nominated for a Term Expiring in: 2023 Committee Memberships: • Compensation and Personnel (Chair) • Executive • Operations

ALLIANT ENERGY | 2020 Proxy Statement | 5

ELECTION OF DIRECTORS

CONTINUING DIRECTORS

Summary: Ms. Evanko’s expertise in the industrial, gas, energy and biomedical industries as well as a strong background in global manufacturing both in strategic leadership and finance roles brings invaluable experience and insight to our Board. Ms. Evanko is the Chief Executive Officer, President, Chief Financial Officer and Treasurer of Chart Industries, Inc., a diversified global manufacturer of highly engineered equipment, packaged solutions, and value-add services used throughout the gas to liquid cycle. She has served as Chief Executive Officer and President since June 2018 and Chief Financial Officer and Treasurer since 2017. Ms. Evanko joined Chart Industries in February 2017 as Vice President of Finance and then became Chief Financial Officer on March 1, 2017. Previously, she served as the Vice President and Chief Financial Officer of Truck-Lite Co., LLC, a provider of LED lighting and related accessories to the heavy-duty truck, trailer and commercial vehicle industries. Prior to her position at Truck-Lite Co., LLC, Ms. Evanko held multiple executive positions at Dover Corporation, a diversified global manufacturer, and its subsidiaries, including the role of Vice President and Chief Financial Officer of Dover Fluids since January 2014. Prior to joining Dover in 2004, Ms. Evanko worked in valuation services at Arthur Andersen, LLP and also held audit and accounting roles for Honeywell and Sony Corporation of America. She has served on the Board of Directors for Chart Industries, Inc. since June 2018. Ms. Evanko has been a Director of IPL and WPL since 2019.

Skills and Qualifications: strategic leadership; financial acumen/literacy; operations; customer perspective; legal and regulatory; human resources/executive compensation; risk management; technology systems/cybersecurity; environmental and safety; diversity.

Jillian C. Evanko Age: 42 Director Since: 2019 Term Expires in: 2022 Committee Memberships: • Audit • Operations

Summary: Mr. Larsen brings an extensive knowledge of the utility business to our Board. He currently serves as Chairman of the Board, President and Chief Executive Officer of Alliant Energy. He has served in this role since July 2019. He is also Chairman of IPL and WPL, and has served as Chief Executive Officer of IPL and WPL since January 2019. Mr. Larsen previously served as President and Chief Operating Officer of Alliant Energy since January 2019, President of Alliant Energy since January 2018, Senior Vice President of Alliant Energy from 2014 to 2017, Senior Vice President of IPL from 2014 to 2018, and as Senior Vice President-Generation of Alliant Energy and IPL from 2010 to 2014. He served as President of WPL from 2010 to 2018. Mr. Larsen joined Alliant Energy in 1988 as an engineer and held engineering, energy delivery and generation roles of increasing importance with the Company. He has been a Director of IPL and WPL since 2019.

Skills and Qualifications: strategic leadership; financial acumen/literacy; operations; customer perspective; legal and regulatory; human resources/executive compensation; risk management; technology systems/cybersecurity; environmental and safety; diversity.

John O. Larsen Age: 56 Director Since: 2019 Term Expires in: 2022 Chairman of the Board Committee Memberships: • Equity Awards Committee • Executive (non-voting Chair)

ALLIANT ENERGY | 2020 Proxy Statement | 6

ELECTION OF DIRECTORS

Summary: Mr. Newport brings broad experience and leadership in finance and operations of a manufacturing company to our Board. He served as Chief Executive Officer of AK Steel Holding Corporation from January 2016 until March 2020, when he retired in connection with the acquisition of AK Steel by Cleveland-Cliffs Inc. Prior to that, Mr. Newport served as Executive Vice President, Finance and Chief Financial Officer since May 2015, as Senior Vice President, Finance and Chief Financial Officer since May 2014, and as Vice President, Finance and Chief Financial Officer since May 2012. Prior to that, Mr. Newport served in a variety of other leadership positions since joining AK Steel in 1985, including Vice President-Business Planning and Development, Controller and Chief Accounting Officer, Assistant Treasurer, Investor Relations, Manager-Financial Planning and Analysis and Product Manager. He has served on the Board of Directors of AK Steel Holding Corporation since January 2016. Mr. Newport has been a Director of IPL and WPL since 2018.

Skills/Qualifications: strategic leadership; financial acumen/literacy; operations; customer perspective; legal and regulatory; human resources/executive compensation; risk management; technology systems/cybersecurity; environmental and safety; diversity.

Roger K. Newport Age: 55 Director Since: 2018 Term Expires in: 2021 Committee Memberships: • Audit • Nominating and Governance

Summary: Mr. Oestreich has provided extensive and consistent leadership to the Board. Mr. Oestreich served as a consultant to Pioneer Hi-Bred International, Inc., a developer and supplier of advanced plant genetics and a wholly-owned subsidiary of DuPont Corporation, located in Johnston, Iowa from 2010 to 2013. He is now retired. He previously served as Chairman of Pioneer Hi-Bred International, Inc. from 2007 until 2009. Mr. Oestreich also served as Vice President of DuPont Corporation from 2004 through 2009. He previously served as President of Pioneer Hi-Bred International, Inc. from 2004 to 2007. Mr. Oestreich was named to the 2017 National Association of Corporate Directors (NACD) Directorship 100, which honors the most influential boardroom leaders each year. Mr. Oestreich has served as a Director of IPL and WPL since 2005.

Skills and Qualifications: strategic leadership; financial acumen/literacy; operations; customer perspective; legal and regulatory; human resources/executive compensation; risk management; technology systems/cybersecurity; environmental and safety.

Dean C. Oestreich Age: 68 Director Since: 2005 Term Expires in: 2021 Committee Memberships: • Compensation and Personnel • Nominating and Governance

ALLIANT ENERGY | 2020 Proxy Statement | 7

ELECTION OF DIRECTORS

Summary: Mr. O’Toole’s qualifications to serve on the Board include his strong experience in revenue strategy, customer strategy, data-driven business and digital commerce. Since September 2018, Mr. O’Toole has been Executive Director of the Program for Data Analytics and Clinical Professor of Marketing at the Kellogg School of Management of Northwestern University. From 2016 to 2018, he served as Senior Fellow and Clinical Professor of Marketing at the Kellogg School. He is the principal of O’Toole Associates, LLC, through which he serves as a Senior Advisor with McKinsey & Co., a global management consulting firm. Until his retirement in late 2016, Mr. O’Toole was Chief Marketing Officer, Senior Vice President and President, MileagePlus of United Continental Holdings, Inc., a global air carrier. He joined United in 2010 as Chief Marketing Officer and Senior Vice President and held positions with United as Senior Vice President, Marketing and Loyalty and President, MileagePlus from 2012 to 2014, Chief Operating Officer, MileagePlus from 2010 to 2012, and Chief Marketing Officer in 2010. Before joining United, Mr. O’Toole held leadership roles for over 13 years with Hyatt Hotels Corporation, including as Chief Marketing Officer and Chief Information Officer. He has served on the Boards of Directors of LSC Communications, Inc., a print, print-related services and office products company, since 2016, and Extended Stay America Inc., a hotel owner and operator, since 2017. Mr. O’Toole serves as the Chairman of the Operations Committee. He has served as a Director of IPL and WPL since 2015.

Skills and Qualifications: strategic leadership; financial acumen/literacy; operations; customer perspective; technology systems/cybersecurity; diversity.

Thomas F. O’Toole Age: 62 Director Since: 2015 Term Expires in: 2022 Committee Memberships: • Compensation and Personnel • Executive • Operations (Chair)

Summary: Ms. Sanders is our Lead Independent Director. She has been the President of Carol P. Sanders Consulting LLC since 2015, a business consulting firm serving insurance and technology clients. She served as the Executive Vice President, Chief Financial Officer and Treasurer of Sentry Insurance, a Mutual Company, located in Stevens Point, Wisconsin from 2013 to 2015. Previously, she served as the Executive Vice President and Chief Operating Officer of Jewelers Mutual Insurance Company from 2012 until 2013, where she also served as Senior Vice President, Chief Financial Officer and Treasurer from 2011 until 2012 and as Chief Financial Officer from 2004 until 2011. Before that, Ms. Sanders served as Controller and Assistant Treasurer of Sentry Insurance from 2001 to 2004. She has served on the Boards of Directors of RenaissanceRE Holdings Ltd., a global provider of reinsurance and insurance since 2016, and First Business Financial Services, Inc., a Wisconsin-based bank holding company since 2016. Ms. Sanders serves as Chairman of the Nominating and Governance Committee. She has served as a Director of IPL and WPL since 2005.

Skills and Qualifications: strategic leadership; financial acumen/literacy; operations; legal and regulatory; human resources/executive compensation; risk management.

Carol P. Sanders Age: 53 Director Since: 2005 Term Expires in: 2021 Lead Independent Director Committee Memberships: • Audit • Executive • Nominating and Governance (Chair)

ALLIANT ENERGY | 2020 Proxy Statement | 8

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE
a.    Corporate Governance Principles
Our Board of Directors has adopted Corporate Governance Principles that, in conjunction with the Board committee charters, establish processes and procedures to help ensure effective and responsive governance by the Board. Our Corporate Governance Principles are available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.
b.     Ethical and Legal Compliance Policy
Our Board of Directors has adopted a Code of Conduct that serves as our code of ethics and applies to all employees, including our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and Chief Accounting Officer, as well as the members of our Board of Directors. We make our Code of Conduct available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendments to, or waivers from, the Code of Conduct by posting such information on our website.
c.    Director Independence
Our Corporate Governance Principles provide that at least 75% of the members of the Board of Directors must be independent directors under the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”). The Audit, Compensation and Personnel, and Nominating and Governance Committees must consist of all independent directors.
The Board of Directors evaluates directors’ independence under the applicable Nasdaq rules. This evaluation is based on certain categorical standards of independence, which are included as Appendix A to our Corporate Governance Principles.
The Board of Directors also considers certain other factors in relation to an independence determination. Mr. Allen serves as an executive officer of a company that is a customer of IPL; Mr. Garcia serves as an executive officer of a company that is a customer of WPL; and Mr. O’Toole serves as a director of a company that is a customer of WPL. These customer relationships do not constitute a material relationship under the Nasdaq rules cited above or the Securities and Exchange Commission (“SEC”) rules governing related-person transactions discussed below. However, the relationships were evaluated under the applicable Nasdaq rules and applicable SEC rules. The Board of Directors determined that the relationships did not impair the independence of Mr. Allen, Mr. Garcia or Mr. O’Toole.
The Board of Directors has affirmatively determined by resolutions that each of Mr. Allen, Ms. Evanko, Mr. Garcia, Ms. McAllister, Mr. Newport, Mr. O’Toole, Mr. Oestreich, Ms. Sanders and Ms. Whiting has no material relationship with us that would impair his or her independent judgment as a director and, therefore, is independent in accordance with Nasdaq rules. The Board of Directors previously determined that each of Ms. Dunie and Mr. Hazel, both of whom retired from Board service in May 2019, were independent in accordance with Nasdaq rules.
d.    Majority Voting in Uncontested Director Elections
Under our Corporate Governance Principles, if a director nominee in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected) receives more “withheld” votes than “for” votes, the director nominee is required to offer his or her resignation to the Chairman of the Board of Directors following certification of the shareowner vote. A Resignation Committee will promptly consider any resignation offers under our Director Resignation Policy and, based on all relevant factors, make a recommendation to the Board of Directors. Within 90 days following the date of the shareowners meeting at which the election occurred, the Board of Directors will make a final determination whether to accept the director’s resignation. The determination will be promptly disclosed and will include an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation. A director who tenders his or her resignation under this provision will not be present during the deliberations or voting by the Resignation Committee or the Board of Directors regarding whether to accept the resignation offer.
e.    Attendance and Performance Evaluations
Our Board of Directors held nine joint (Alliant Energy, IPL and WPL) Board meetings in 2019. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and Board committees on which he or she served during his or her tenure on the Board.
The Board of Directors and each Board committee conduct performance evaluations annually to determine their effectiveness and suggest improvements for consideration and implementation. In addition, the Compensation and Personnel Committee evaluates the performance of the CEO on an annual basis.

ALLIANT ENERGY | 2020 Proxy Statement | 9

CORPORATE GOVERNANCE

Members of our Board of Directors are expected to attend our Annual Meeting of Shareowners. All members of our Board of Directors were present for our 2019 Annual Meeting.
f.     Related-Person Transactions
We have adopted a written policy regarding related-person transactions. The policy provides that we will annually disclose information regarding related-person transactions as required by regulations of the SEC to be disclosed, or incorporated by reference, in our Annual Report on Form 10-K. For purposes of the policy “related-person” means any of our directors or executive officers, nominees for director and any member of the immediate family of such person.
A related-person transaction is generally a transaction in which: (1) we are a participant; (2) the amount involved exceeds $120,000; and (3) a related-person has a direct or indirect material interest. A related-person transaction does not include:

•	The payment of compensation by us to our executive officers, directors or nominees for director

•	A transaction if the interest of the related-person arises solely from the ownership of our shares and all shareowners receive the same benefit on a pro-rata basis

•
A transaction in which the rates or charges involved are determined by competitive bids, or that involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed and in conformity with law or governmental authority

•	A transaction that involves services as a bank, transfer agent, registrar, trustee under a trust indenture, or similar services
Furthermore, a related-person is not deemed to have a material interest in a transaction if the person’s interest arises only:

•	From the person’s position as a director of another party to the transaction

•	From the ownership by such person and all other related-persons, in the aggregate, of less than a 10% equity interest in another entity (other than a partnership) that is a party to the transaction

•
From such person’s position as a limited partner in a partnership in which such person and other related-persons have an interest of less than 10%, and the person is not a general partner of, or holds another position in, the partnership

•	From both such director position and ownership interest
Pursuant to the policy, each of our executive officers, directors and nominees for director is required to disclose to the Nominating and Governance Committee certain information regarding related-person transactions for review, approval or ratification by the committee. If possible, such disclosure to the committee should occur before the related-person transaction occurs. In any event, disclosure is required as soon as practicable after the transaction is effected or as soon as practicable after the executive officer, director or nominee for director becomes aware of the related-person transaction.
The Nominating and Governance Committee’s decision whether to approve or ratify the related-person transaction is made based on whether the transaction is contrary to the best interests of our Company. The committee may take into account the effect of a director’s related-person transaction on such person’s status as an independent member of our Board of Directors and eligibility to serve on Board committees under SEC and Nasdaq rules.
We had no related-person transactions since the beginning of 2019, and no related-person transactions are currently proposed.
g.    Risk Oversight
Our Corporate Governance Principles provide that the Board of Directors is responsible for overseeing and understanding our vision and mission, strategy, overall corporate risk profile, risk parameters and annual operating plan for monitoring whether these plans are being implemented effectively. We utilize an enterprise risk management program designed to identify, communicate and manage significant risks in a structured framework. The risk assessment identifies key themes and trends, quantifies our key risks and develops management plans and strategies. The Audit Committee discusses our policies with respect to risk assessment and risk management, our financial risk exposures and the steps we have taken to monitor and control such exposures. The Board of Directors has oversight over cybersecurity risks. The Operations Committee also reviews and assesses risk in relation to our operations. The Compensation and Personnel Committee addresses potential risks arising from our general compensation programs and policies for all employees. The Compensation and Personnel Committee conducted an assessment of these policies and practices in 2019 to determine whether any such risks were reasonably likely to have a material adverse effect on the Company. These results are described in further detail under “Compensation and Personnel Committee Risk Assessment” in the Compensation Discussion and Analysis.

ALLIANT ENERGY | 2020 Proxy Statement | 10

CORPORATE GOVERNANCE

h. Environmental, Social and Governance Oversight
We recognize the importance that sustainability matters have on our operations, including environmental, social and governance (ESG) matters. These matters are represented by our company Values to Act for tomorrow, Make things better and Care for others. The Board of Directors formalized sustainability oversight to ensure appropriate Board oversight of these key matters. The Nominating and Governance Committee is responsible for general oversight of ESG issues, including review and approval of the Corporate Sustainability Report. The committee is overseeing the development of an ESG program to identify successful outcomes, define plans to achieve goals and provide oversight of this broad range of issues crossing various committees. The committee will oversee ESG compliance and initiatives.
i.    Shareowner Outreach
In 2019, we reached out to holders of approximately 50% of our outstanding shares, and held discussions with those who agreed to our request for engagement. Our outreach meetings generally focused on environmental, social and governance matters, company strategy and results, Board composition, Board risk management oversight and executive compensation performance metrics. The Lead Independent Director, CEO, CFO, Vice President and Treasurer, and members of the Corporate Secretary, Legal and Investor Relations departments participated in a number of these discussions. Shareowner feedback and suggestions that we received were reported to the Board of Directors or relevant Board committee for consideration.
In addition, management, including the CEO and CFO, regularly participates in investor and industry conferences throughout the year to discuss performance and share its perspective on company and industry developments. We also offer channels for shareowners to contact the Board of Directors with any inquiry or issue.
j.    Communication with Directors
Shareowners and other interested parties may communicate with the full Board of Directors, non-employee directors as a group, or individual directors (including the Lead Independent Director) by providing such communication in writing to our Corporate Secretary, who will post such communication directly to our Board of Directors’ confidential web portal.
k.     Board of Directors Leadership Structure
Our Bylaws and our Corporate Governance Principles provide that the Board of Directors is responsible for selecting a Chairman of the Board of Directors and a CEO. The Board regularly reviews the leadership structure. Upon the appointment of our new CEO, the board determined that combining the roles of Chairman and CEO continues to foster clear accountability and decision-making, and promote a consistent and accurate message to our investors, employees, customers and other constituencies. Under our Corporate Governance Principles, the Chairman of the Nominating and Governance Committee is designated the Lead Independent Director when the Chairman of the Board and CEO are held by the same person.
l.    Lead Independent Director
As the Chairman of the Nominating and Governance Committee, Ms. Sanders is currently designated as the Lead Independent Director. The Lead Independent Director is recognized by management and the Board of Directors as a key position of leadership within the Board of Directors. Our Corporate Governance Principles provide that the Lead Independent Director will preside at regular executive sessions of the Board of Directors, without management participation, though our Corporate Governance Principles do not grant the Lead Independent Director any special authority over management. Our Lead Independent Director’s role also encompasses additional Board governance responsibilities.

ALLIANT ENERGY | 2020 Proxy Statement | 11

CORPORATE GOVERNANCE

Lead Independent Director Roles
• Communicating applicable information from executive session deliberations to the Chairman and CEO
• Reviewing with the Chairman and CEO items of importance for consideration by the Board of Directors
• Acting as principal liaison between the independent directors and the Chairman and CEO on sensitive issues
• Discussing with the Chairman and CEO important issues to assess and evaluate views of the Board of Directors
• Consulting with any or all of our independent directors at the discretion of either party and with or without the attendance of the Chairman and CEO
• In conjunction with the Nominating and Governance Committee, recommending to the Chairman and CEO the membership of the various Board committees and selection of the Board committee chairs
• In conjunction with the Nominating and Governance Committee, interviewing all director candidates and making recommendations to the Board of Directors on director nominees
• Mentoring and counseling new members of the Board of Directors to assist them in becoming active and effective directors
• In conjunction with the Nominating and Governance Committee and the Compensation and Personnel Committee, reviewing and approving the philosophy of, and program for, compensation of the independent directors

• Evaluating, along with the other members of the Board of Directors, the CEO’s performance and meeting with the CEO to discuss the Board of Directors’ evaluation
We believe that the use of a Lead Independent Director has been effective for us and has greatly facilitated communication of important issues between the Board of Directors and the CEO.
m.     Executive Sessions
The independent directors meet in executive session with no member of our management present at every regular meeting of the Board of Directors.

ALLIANT ENERGY | 2020 Proxy Statement | 12

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has five standing committees: (1) Audit; (2) Compensation and Personnel; (3) Nominating and Governance; (4) Operations; and (5) Executive. The Board of Directors has adopted formal written charters for each of the standing committees, which are available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link. The Board of Directors also has established an Equity Awards Committee, which has the authority to approve certain limited equity issuances to employees other than executive officers. Directors serve on the following standing committees:

	Audit	Compensation and Personnel	Nominating and Governance	Operations	Executive
Patrick E. Allen	C			✓	✓
Jillian C. Evanko	✓			✓
Michael D. Garcia		✓		✓
John O. Larsen					C*
Singleton B. McAllister		✓	✓
Roger K. Newport	✓		✓
Dean C. Oestreich		✓	✓
Thomas F. O’Toole		✓		C	✓
Carol P. Sanders	✓		C		✓
Susan D. Whiting		C		✓	✓
C = Committee Chairman        C* = Non-Voting Committee Chairman    ✓= Member

The following is a description of each committee. The committees of the Board of Directors of IPL and WPL, including the composition and independence of the committees, are identical to the committees of the Company’s Board of Directors. The term “joint meetings” in the following descriptions refer to meetings of the Company, IPL and WPL. Except as otherwise noted, all meetings were held jointly.

ALLIANT ENERGY | 2020 Proxy Statement | 13

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

1. Audit Committee
Members	Patrick E. Allen, Chair Jillian C. Evanko Roger K. Newport Carol P. Sanders
Independence and Financial Expertise
All members are independent as required by applicable SEC and Nasdaq rules.
The Board of Directors has determined that Mr. Allen, Ms. Evanko, Mr. Newport and Ms. Sanders are audit committee financial experts and are financially literate within the meaning of Nasdaq rules.

Meetings	The committee held seven meetings in 2019.
Charter	The committee charter is available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.
Responsibilities	The primary responsibilities of the Audit Committee are:
•
Engaging and overseeing the Company’s independent auditors (taking into account the vote on shareowner ratification), considering the qualifications and performance of the independent auditors, periodically reviewing and evaluating the lead audit partner of the independent auditors and periodically considering whether there should be rotation of the independent auditors

	•	Pre-approving all audit engagement services and permitted non-audit services to be performed by the independent auditors
•
Reporting to the Board of Directors on the quality and integrity of the Company’s financial statements and its related internal controls over financial reporting, and reviewing with management and the independent auditors: (1) the Company’s annual and quarterly financial statements and other financial disclosures, including earnings press releases and earnings guidance; and (2) major issues as to the adequacy of the Company’s internal control over financial reporting

	•	Reviewing with the independent auditors and the Company’s internal auditors the overall scope and plans for their respective audits
	•	Preparing the Report of the Audit Committee for inclusion in the Company’s proxy statement
•
Reviewing and assessing the guidelines and policies governing the Company’s risk management processes, the Company’s major financial risk exposures and actions taken to monitor and control such risk exposures

	•	Reviewing the status of the Company’s compliance with laws, regulations and internal procedures, and monitoring contingent liabilities and risks that may be material to the Company
•
Establishing procedures for the Company to receive, retain and respond to the confidential, anonymous submission by employees of concerns regarding accounting and auditing matters or other federal securities law matters

ALLIANT ENERGY | 2020 Proxy Statement | 14

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

2. Compensation and Personnel Committee
Members	Susan D. Whiting, Chair Michael D. Garcia Singleton B. McAllister Dean C. Oestreich Thomas F. O’Toole
Independence	All members are independent as required by applicable SEC and Nasdaq rules.
Meetings	The committee held seven meetings in 2019.
Charter	The committee charter is available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.
Responsibilities	The primary responsibilities of the Compensation and Personnel Committee are:
	•	Overseeing compensation philosophy and policies relating to compensation of the Company’s executive officers
	•	Setting corporate goals and objectives relevant to CEO and executive compensation and evaluating the CEO’s performance compared to those goals
	•	Determining and approving the CEO’s compensation and benefits based on the CEO’s performance
	•	Reviewing the recommendations of the CEO with regard to the compensation of the other executive officers and approving such compensation
	•	Reviewing and approving stock ownership guidelines
	•	Reviewing the Compensation Discussion and Analysis and producing a Compensation and Personnel Committee Report for inclusion in the Company’s proxy statement
	•	Evaluating its relationship with any compensation consultant for any conflicts of interest and assessing the independence of any legal, compensation or other external advisors

Additional information on the roles and responsibilities of the Compensation and Personnel Committee is provided in the Compensation Discussion and Analysis beginning on page 22 of this Proxy Statement.

Compensation Advisor
The Compensation and Personnel Committee has engaged Pay Governance LLC as its independent external advisor to analyze the competitive level of executive compensation and provide information regarding executive compensation trends. The committee reviewed its relationship with Pay Governance, considered Pay Governance’s independence and the existence of potential conflicts of interest and determined that the engagement of Pay Governance did not raise any conflict of interest or other issues that would adversely impact Pay Governance’s independence. In reaching this conclusion, the committee considered various factors, including:

•	Whether Pay Governance and its advisors provide other services to us

•	The amount of fees we pay to Pay Governance as a percentage of Pay Governance’s total revenues

•	The policies and procedures that Pay Governance has implemented to prevent conflicts of interest

•	Any business or personal relationship of an individual Pay Governance advisor working with us or with a member of the committee

•	Any of our stock owned by the individual Pay Governance advisor working with us

•	Any business or personal relationships between our executive officers and Pay Governance or the Pay Governance advisor working with us

ALLIANT ENERGY | 2020 Proxy Statement | 15

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Delegation
The Board of Directors has delegated to the Equity Awards Committee authority to approve certain limited equity issuances to employees other than executive officers. Mr. Larsen is the sole member of this committee.
Compensation and Personnel Committee Interlocks and Insider Participation
No person who served as a member of the Compensation and Personnel Committee during 2019 (a) served as one of our officers or employees or (b) has any relationship requiring disclosure as a related-person transaction under Item 404 of the SEC’s Regulation S-K. None of our executive officers serve as a member of the Board of Directors or compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or our Compensation and Personnel Committee.

3. Nominating and Governance Committee
Members	Carol P. Sanders, Chair Singleton B. McAllister Roger K. Newport Dean C. Oestreich
Independence	All members are independent as required by applicable SEC and Nasdaq rules.
Meetings	The committee held seven meetings in 2019.
Charter	The committee charter is available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.
Responsibilities	The primary responsibilities of the Nominating and Governance Committee are:
•
Developing criteria and qualifications, including independence standards, for selecting director candidates and identifying qualified candidates for membership on the Board of Directors and Board committees

	•	Making recommendations to the Board of Directors concerning the composition, size, structure and activities of the Board of Directors and Board committees
	•	Assessing and reporting to the Board of Directors on the performance and effectiveness of the Board of Directors and Board committees
	•	Ensuring that directors receive continuing director education
	•	Reviewing and determining whether to approve or ratify any related-person transactions
	•	Reviewing and reporting to the Board of Directors with respect to director compensation and benefits
	•	Developing and recommending to the Board of Directors corporate governance principles and other corporate governance policies and practices
	•	Reviewing and recommending to the Board of Directors with respect to sustainability, environmental and corporate social responsibility initiatives
	•	Reviewing and recommending to the Board of Directors succession plans for the Company’s CEO
The Nominating and Governance Committee is responsible for evaluating nominees for director and director candidates. The considerations used by the committee to identify qualified candidates for membership on the Board is described starting on page 1.
In addition, the Nominating and Governance Committee maintains a file of potential director nominees, which is reviewed when we search for a new director. The committee has also engaged a national consulting firm to perform searches for director candidates who meet the current needs of the Board. When a consulting firm is retained to assist in the search process for a director, a fee is paid to that firm. In recruiting Mr. Garcia, the Nominating and Governance Committee retained the search firm JamesDruryPartners to help identify director prospects, perform candidate outreach, assist in reference checks and provide other related services.

ALLIANT ENERGY | 2020 Proxy Statement | 16

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Nominating and Governance Committee will consider recommendations for director nominees made by shareowners and evaluate them using the same criteria as for other candidates. Recommendations received from shareowners are reviewed by the Chairman of the committee to determine whether each candidate meets the minimum membership criteria set forth in the Corporate Governance Principles and, if so, whether the recommended candidate’s expertise and particular set of skills and background fit the current needs of the Board of Directors. Any shareowner recommendation must be sent to the Corporate Secretary of Alliant Energy at 4902 North Biltmore Lane, Madison, Wisconsin 53718 and must include biographical information. Shareowners wishing to nominate director candidates directly for consideration by shareowners must write to our Corporate Secretary in a timely manner as specified in our Bylaws.
Board of Directors Diversity
Diversity is a component of our company Value of Care for others. We strive to create a workplace in which people of diverse backgrounds, talents and perspectives support our mission. The Nominating and Governance Committee seeks a Board of Directors with diverse opinions, perspectives and backgrounds. We believe we have been effective in assembling a diverse body of individuals as measured by the criteria of age, gender, ethnicity and skills, qualifications and experience specified in our Corporate Governance Principles as shown in the charts above. Approximately fifty percent of our directors are women or ethnically diverse individuals.

4. Operations Committee
Members	Thomas F. O’Toole, Chair Patrick E. Allen Jillian C. Evanko Michael D. Garcia Susan D. Whiting
Independence	All members are independent as defined by the Nasdaq rules.
Meetings	The committee held six meetings in 2019.
Charter	The committee charter is available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.
Responsibilities	The primary responsibilities of the Operations Committee are:
• Reviewing and overseeing environmental policy and planning issues
• Reviewing and overseeing safety issues and policies
• Reviewing and monitoring issues of strategic importance related to the Company’s operations
• Reviewing and assessing risk in relation to the Company’s operations

5. Executive Committee
Members	John O. Larsen, Chair (non-voting) Patrick E. Allen Thomas F. O’Toole Carol P. Sanders Susan D. Whiting
Independence	All members except Mr. Larsen are independent as defined by the Nasdaq rules.
Meetings	The committee did not meet in 2019.
Charter	The committee charter is available on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.
Responsibilities	The Executive Committee possesses all the power and authority of the Board of Directors when the Board is not in session.

ALLIANT ENERGY | 2020 Proxy Statement | 17

DIRECTOR COMPENSATION

2019 DIRECTOR COMPENSATION
The following table summarizes the compensation paid to, or earned by, our non-employee directors during 2019. Mr. Garcia joined the Board of Directors in January 2020 and is therefore omitted from the disclosures below.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Patrick E. Allen	$250,000	$0	$0	$250,000
Deborah B. Dunie	$117,500	$0	$0	$117,500
Jillian C. Evanko	$240,000	$0	$0	$240,000
Darryl B. Hazel	$120,000	$0	$3,500	$123,500
Singleton B. McAllister	$235,000	$584	$0	$235,584
Roger K. Newport	$240,000	$0	$3,500	$243,500
Dean C. Oestreich	$257,500	$10,383	$0	$267,883
Thomas F. O'Toole	$250,000	$1,046	$0	$251,046
Carol P. Sanders	$277,500	$8,727	$1,000	$287,227
Susan D. Whiting	$250,000	$0	$0	$250,000

(1)
Directors who also are employees at the time of service, such as Mr. Larsen and Ms. Kampling, who retired as CEO of Alliant Energy and Chairman of the Board in July 2019, receive no additional compensation for their service on our Board of Directors and are not included in this table. The compensation received by Mr. Larsen and Ms. Kampling for 2019 is shown in the Summary Compensation Table. Ms. Dunie and Mr. Hazel served on the Board of Directors until May 2019.

(2)
The amounts shown in this column include the following aggregate dollar amounts deferred and the corresponding number of shares of common stock credited in our Alliant Energy Deferred Compensation Plan Stock Account by each of the following directors:

Name	Aggregate Dollar Amounts Deferred	Number of Shares of Common Stock Credited
Patrick E. Allen	$125,000	2,606
Roger K. Newport	$180,000	3,765
Susan D. Whiting	$38,500	806

(3)	The amounts shown in this column represent above market interest on non-qualified deferred compensation.

(4)
The amounts in this column include payments made to charities through the Alliant Energy matching gift program. Infrequently, spouses and guests of directors accompany the directors on a corporate aircraft when the aircraft is already going to a specific destination for a business purpose at no aggregate incremental cost to the Company.

a.    Retainer Fees
In 2019, all non-employee directors, each of whom served on the Boards of Directors of the Company, IPL and WPL, received an annual retainer for service on all Boards, payable quarterly in advance. The following table describes the annual retainer received for service in 2019 and the annual retainer that will be received for service in 2020, as well as other fees for director services. Fees for 2019 and 2020 were based on a review of market-based compensation for non-employee directors presented by the Compensation and Personnel Committee’s independent consultant.

Year	Annual Retainer for Service on All Boards	Lead Independent Director	Chairman of the Audit Committee	Chairman of the Compensation and Personnel Committee	Chairman of the Nominating and Governance Committee	Chairman of the Operations Committee	Other Audit Committee Members
2019	$235,000	$25,000	$20,000	$15,000	$15,000	$15,000	$5,000
2020	$245,000	$25,000	$20,000	$15,000	$15,000	$15,000	$5,000

ALLIANT ENERGY | 2020 Proxy Statement | 18

DIRECTOR COMPENSATION

b.    Meeting Fees
In 2019, directors did not receive any additional compensation for attendance at Board or committee meetings. The same will apply for 2020.
c.    Expense Reimbursements
Pursuant to our directors’ expense reimbursement policy, we reimburse all directors for travel and other necessary business expenses incurred in the performance of their responsibilities for us. Committees are provided the opportunity to retain outside independent advisors, as needed. We also extend coverage to directors under our Directors’ and Officers’ Indemnity Insurance Policies.
d.    Receipt of Fees in Stock
For fees paid in 2019, each director was encouraged to voluntarily elect to use a portion of his or her cash retainer to purchase shares of our common stock pursuant to our Shareowner Direct Plan, or to defer such amount through the Company Stock Account in the Alliant Energy Deferred Compensation Plan. The same applies to 2020 compensation. A non-employee director may elect to receive, or the Compensation and Personnel Committee may require that a non-employee director be paid, all or any portion of his or her annual cash retainer payment or other cash fees in the form of shares of common stock issued under our Amended and Restated 2010 Omnibus Incentive Plan or a successor plan thereto.
e.    Share Ownership Guidelines
Directors are required to be shareowners. The target share ownership level for non-employee directors is the number of shares equal to the value of two times the full annual retainer. Directors have five years after joining the Board of Directors to attain the ownership guideline. Shares held by directors in the Shareowner Direct Plan and the Alliant Energy Deferred Compensation Plan are included in the target goal. As of December 31, 2019, all non-employee directors had met the target ownership level, with the exception of: Mr. Newport who became a director in 2018; Ms. Evanko who became a director in 2019; and Mr. Garcia who became a director in 2020. We continue to monitor the status of the target ownership levels and review them with the Board of Directors.
f.    Alliant Energy Deferred Compensation Plan
Under the Alliant Energy Deferred Compensation Plan, directors may elect to defer all or part of their retainer fee to an Interest Account, Equity Account, Company Stock Account or Mutual Fund Account. Deferrals credited to the Interest Account receive an annual return based on the 10-year Treasury Bond Rate plus 1.50%. Deferrals credited to the Equity Account are treated as invested in an S&P 500 index fund. Deferrals credited to the Mutual Fund Account are treated as invested in a mutual fund or other investment vehicle offered under our Alliant Energy Corporation 401(k) Savings Plan as selected by the director. Deferrals credited to the Company Stock Account are treated as though invested in our common stock and are credited with dividend equivalents, which are treated as if reinvested in our common stock. Payments from our Alliant Energy Deferred Compensation Plan by reason of death or disability may be made in a lump sum or in annual installments for up to 10 years at the election of the director. Payments from our Alliant Energy Deferred Compensation Plan for any reason other than death or retirement are made in a lump sum.
g.    Directors’ Charitable Award Program
We maintain a legacy Directors’ Charitable Award Program in which one director participates; this program was terminated for all directors who joined the Board after January 1, 2005. Ms. McAllister participates in this program. The purpose of the program is to recognize our directors’ interest in supporting worthy charitable institutions. Under the program, when a director dies, we will donate a total of $500,000 to up to five qualified charitable organizations selected by the individual director. The individual director derives no financial benefit from the program. We take all deductions for charitable contributions and fund the donations through life insurance policies on the directors. Over the life of the program, all costs of donations and premiums on the life insurance policies, including a return of our cost of funds, will be recovered through life insurance proceeds on the directors. In 2019, the participating director received no additional compensation for this program.
h.    Alliant Energy Matching Gift Program
Directors are eligible to participate in the Alliant Energy Foundation, Inc. matching gift program, which is generally available to all employees and retirees. Under this program, the foundation matches 100% of charitable donations over $50 to eligible charities. In 2019, the amount of matching contributions was capped at $3,500 per year for each director.

ALLIANT ENERGY | 2020 Proxy Statement | 19

OWNERSHIP OF VOTING SECURITIES

OWNERSHIP OF VOTING SECURITIES
Listed below are the number of shares of our common stock beneficially owned as of March 9, 2020 by: (1) the executive officers listed in the Summary Compensation Table; (2) all of our director nominees and directors; and (3) all director nominees, directors and executive officers as a group. No individual director or executive officer owned more than 1% of the outstanding shares of common stock on that date. The directors and executive officers as a group owned less than 1% of the outstanding shares of common stock on that date. No director or executive officer owns any other equity of Alliant Energy Corporation or any of its subsidiaries. None of the shares held by the executive officers and directors are pledged.

Name of Beneficial Owner	Shares Beneficially Owned(1)
EXECUTIVE OFFICERS
John O. Larsen	67,243
Robert J. Durian	34,051
James H. Gallegos	31,902
David A. de Leon	10,071
Terry L. Kouba	29,398
Patricia L. Kampling	119,802
DIRECTOR NOMINEES
Patrick E. Allen	31,568
Michael D. Garcia	616
Singleton B. McAllister	35,800
Susan D. Whiting	23,919
CONTINUING DIRECTORS
Jillian C. Evanko	261
Roger K. Newport	5,715
Dean C. Oestreich	68,347
Thomas F. O’Toole	16,412
Carol P. Sanders	58,902
All Executive Officers and Directors as a Group (16 people)	537,022

(1)
Total shares of Company common stock outstanding as of March 9, 2020 was 245,222,654. Executive officers and directors own fractional shares of common stock. Fractional shares have been rounded to the nearest whole share in this table and in this footnote. Included in the beneficially owned shares shown are the following number of shares of common stock held in deferred compensation plans: Mr. Allen — 27,814; Ms. Evanko — 161; Mr. Gallegos — 1,082; Mr. Garcia — 616; Mr. Kouba — 766; Mr. Larsen — 17,555; Ms. McAllister — 21,022; Mr. Newport — 4,715; Mr. Oestreich — 66,347; Mr. O’Toole — 16,212; Ms. Sanders — 58,902; and Ms. Whiting — 18,319 (all executive officers and directors as a group — 233,512).

ALLIANT ENERGY | 2020 Proxy Statement | 20

OWNERSHIP OF VOTING SECURITIES

The following table sets forth information regarding beneficial ownership by the only owners known to us to own more than 5% of our common stock. The beneficial ownership set forth below has been reported on Schedule 13G filings with the SEC by the beneficial owners, as of the date provided below.

Amount and Nature of Beneficial Ownership
	Voting Power		Investment Power
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355 (dated as of February 10, 2020)	418,920	134,842	30,356,344	461,171	30,817,515	12.62%
BlackRock Inc. 55 East 52nd Street New York, NY 10055 (dated as of February 4, 2020)	21,126,478	0	23,173,142	0	23,173,142	9.60%
State Street Corporation One Lincoln Street Boston, MA 02111 (dated as of February 13, 2020)	0	11,289,855	0	13,065,953	13,085,033	5.36%
We own all of the outstanding common stock of IPL and WPL. None of our directors or officers owned any shares of preferred stock of IPL during 2019, and we are not aware of any person who beneficially owns more than 5% of IPL’s preferred stock.

ALLIANT ENERGY | 2020 Proxy Statement | 21

COMPENSATION DISCUSSION AND ANALYSIS

Alliant Energy

Executive Compensation

SNAPSHOT

Current CEO target pay mix
Base salary
20%
Short-term
20%
Long-term
60%

Variable incentive pay: 80%

Annual performance pay
EPS
70%
Customer Experience
15%
Environmental
10%
Diversity
5%

Other NEO target pay mix
Base salary
38%
Short-term
20%
Long-term
42%

Variable incentive pay: 62%

Long-term incentives
Performance Shares
35%
Performance Restricted Stock Units
35%
Restricted Stock Units
30%

Key Compensation Governance and Pay Practices

- Regular reviews of the program by the Compensation and Personnel Committee
- Double-trigger change-in-control provisions in our severance agreements and long-term awards
- Stock ownership guidelines for executive officers increased in 2019
- Stock ownership guidelines for directors
- Dividends paid on equity awards only if performance targets are met or vesting is completed
- Performance metrics encourage achievement of absolute growth, relative growth, financial goals and operational goals
- No hedging and pledging of company stock
- Clawback language in our annual performance pay plan
- No Section 280G tax gross-up provisions in our change-in-control agreements
- No severance payment multiplier exceeds 2.0
- Limited perquisites for our executive officers

ALLIANT ENERGY | 2020 Proxy Statement | 22

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS
I. INTRODUCTION
Alliant Energy’s mission is to deliver energy solutions and exceptional service that our customers and communities can count on — safely, efficiently and responsibly. Our mission is supported by a strategy that is guided by our Values and focused on meeting the evolving expectations of customers while providing an attractive return for investors. Our customer-focused strategy includes five key elements:

•	Customer affordability: providing affordable energy solutions to customers

•	Customer investment: making customer-focused investments including cleaner energy sources and upgrades to electric and gas distribution systems

•	Customer loyalty: focusing on enhancing the customer experience

•	Customer growth: growing customer demand

•	Growth beyond the core: investing in non-utility businesses
Our executive compensation program is guided by our Values and is designed to promote our strategy. It does so by providing market-based pay and rewarding achievement related to our strategy. The principles and components of our compensation program are regularly reviewed by our Compensation and Personnel Committee, our CEO and the independent compensation consultant to ensure that they meet the objectives of the program.
This Compensation Discussion and Analysis does not address the impact of the coronavirus (or COVID-19) on the global economy, our business and financial results, or our executive compensation for 2020.  The Compensation and Personnel Committee may consider such impacts from the global pandemic when reviewing the 2020 executive compensation program. Those 2020 executive compensation program decisions will be described in our proxy statement for next year’s Annual Meeting.

Our named executive officers for 2019 are:
1.	John O. Larsen: Chairman, President and Chief Executive Officer of Alliant Energy; Chairman and Chief Executive Officer of IPL and WPL
2.	Robert J. Durian: Executive Vice President and Chief Financial Officer
3.	James H. Gallegos: Executive Vice President, General Counsel and Corporate Secretary
4.	David A. de Leon: Senior Vice President; President of WPL
5.	Terry L. Kouba: Senior Vice President; President of IPL
6.	Patricia L. Kampling: Former Chairman and Chief Executive Officer

Officers currently hold the positions at each of Alliant Energy, IPL and WPL except as indicated. Effective July 1, 2019, Ms. Kampling retired as Chairman and CEO of Alliant Energy, and Mr. Larsen was appointed Chairman, President and CEO of Alliant Energy. Mr. Larsen was appointed CEO of IPL and WPL effective January 1, 2019.

ALLIANT ENERGY | 2020 Proxy Statement | 23

COMPENSATION DISCUSSION AND ANALYSIS

II. HOW WE PERFORMED
a.    2019 Highlights
Highlights of our 2019 performance include the following:

•	Adjusted earnings per share (“EPS”) from continuing operations of $2.31

•	Dividend of $1.42 per common share

•	Total shareowner return of 58.47% for last three years

•	Achieved 100% of our 2019 emissions reduction goals

1-Year Total Shareowner Return
40%
30%
20%
10%
0%
33.41%
17.16%
25.09%
33.74%
25th
50th
75th
Alliant Energy
EEI Stock Index

3-Year Total Shareowner Return

80%
60%
40%
20%
0%
58.47%
33.02%
43.28%
59.70%
25th
50th
75th
Alliant Energy
EEI Stock Index

b.    Pay for Performance Alignment
Our pay programs are designed to reflect Company performance. The following table shows the relationship between financial performance goals and executive performance-based payouts over the past three years:

Year	Adjusted EPS from Continuing Operations(1)	Target Adjusted EPS from Continuing Operations	Annual Performance Payout as % of Target	Relative Total Shareowner Return – Three Years(2)	Performance Share Payout as % of Target(3)	Performance- Contingent Restricted Stock Vesting(4)	Performance Restricted Stock Unit Payout as % of Target(5)
2017	$1.96	$1.99	79%	65th percentile	137.5%	Yes
2018	$2.17	$2.11	116%	67th percentile	142.5%		200.0%
2019	$2.31	$2.24	127%	72nd percentile	155.0%		200.0%

(1)
2017 GAAP EPS from consolidated earnings from continuing operations was $1.99. Non-GAAP EPS excluded adjustments of ($0.02) for a write-down of regulatory assets due to the IPL retail electric rate review settlement, ($0.01) per share for asset valuation charges related to cancelled software projects in 2017, ($0.01) for a reserve established in 2017 for an anticipated future refund to be made to transmission subsidiary customers and $0.08 related to the effects of Federal Tax Reform. 2018 GAAP EPS from consolidated earnings from continuing operations was $2.19. Non-GAAP EPS in 2018 excluded earnings of $0.02 per share related to Federal Tax Reform adjustments as a result of clarifying rules issued in 2018. 2019 GAAP EPS from consolidated earnings from continuing operations was $2.33. Non-GAAP EPS for 2019 excludes earnings of $0.02 per share related to ATC return on equity (ROE) reserve adjustments due to a Federal Energy Regulatory Commission decision in the fourth quarter of 2019 regarding Midcontinent Independent System Operator, Inc. transmission owners’ authorized ROE. (Amounts may not foot due to rounding.)

(2)	Total shareowner return as compared to the Edison Electric Institute Stock Index.

(3)
Performance shares vest based on relative total shareowner return over a three-year period. The percentage shown here is the percentage of target at which the 2015, 2016 and 2017 performance shares vested at the end of the applicable three-year performance period.

(4)	The 2015 performance-contingent restricted stock vested based on achievement of consolidated net income from continuing operations.

(5)
In 2016, performance-contingent restricted stock was replaced by performance restricted stock units. Performance restricted stock units vest based on compounded annual growth of consolidated net income over a three-year performance period and the level of vesting will vary as a percentage of target based on the total compounded growth over the performance period. The percentage shown here is the percentage of target at which the 2016 and 2017 performance restricted stock units vested.

ALLIANT ENERGY | 2020 Proxy Statement | 24

COMPENSATION DISCUSSION AND ANALYSIS

III. HOW WE DETERMINE EXECUTIVE COMPENSATION
Our compensation vision is to provide compensation programs that drive the achievement of our strategy, align executives’ and employees’ interests with the success of the Company, and provide competitive compensation opportunities to attract, retain and motivate a highly talented executive team and workforce. Our philosophy is to design compensation programs that drive high performance and reward that performance competitively within our industry. We believe that everyone should clearly understand their compensation and connection between individual and shareowner value.
The objectives for our executive compensation program are as follows:

•	Reward Strong Performance: motivate and reward executives to contribute to the achievement of our business objectives by aligning pay and performance through variable at-risk compensation

•
Align Executives’ and Shareowners’ Interests: align executive officers’ interests with those of our shareowners by delivering a significant proportion of total compensation through equity, tying a portion of our long-term performance pay directly to total shareowner return and requiring executives to own Company stock

•	Maintain Competitive Positioning: attract and retain the best possible personnel through competitive compensation that is comparable to that of similar companies
These compensation practices help us achieve our program objectives:

•
Performance-Based At-Risk Compensation: a substantial portion of our executive officers’ compensation is based on achievement of performance goals, with long-term equity-based awards delivering a majority of the performance-based pay

•	Equity Ownership: executive officers have significant holdings of our common stock

•
Minimized Systemic Risk-Taking: compensation programs are developed to properly mitigate unintended risk-taking, including by providing a mix of long-term and short-term compensation and using multiple performance criteria to determine awards

•	Market Compensation: total aggregate compensation levels are reviewed against market compensation levels, which ensures that we provide a competitive pay opportunity

•
Access to Retirement Programs: executive officers have access to retirement plans commonly in use among comparable companies, including deferred compensation plans, certain non-qualified retirement plans and 401(k) savings plans

The Compensation and Personnel Committee reconsiders these objectives and practices in its regular reviews of the executive compensation program.

ALLIANT ENERGY | 2020 Proxy Statement | 25

COMPENSATION DISCUSSION AND ANALYSIS

IV. HOW WE PAY NAMED EXECUTIVE OFFICERS
Our components of executive compensation are:

Component	Description	Objective within Compensation Program
Base Salary	Fixed compensation, subject to annual review and adjusted in response to changes in responsibility, performance, strategic importance, length of service and competitive practice	•	Provides base compensation at a level consistent with competitive practices
		•	Reflects roles, responsibilities, skills, experience and performance
		•	Adheres to competitive market practices
Short-Term (Annual) Performance Compensation	Annual cash performance pay based on achievement of objective Company financial and operational performance measures	•	Motivates and rewards achievement of annual Company goals
		•	Aligns management and key stakeholder interests by linking pay and performance
		•	Promotes achievement of strategic plan by linking pay to achievement of strategic goals
Long-Term (Equity) Performance Compensation	Performance-based awards payable if performance goals are achieved during a sustained period	•	Motivates and rewards financial performance over a sustained period
		•	Aligns management and shareowner interests by encouraging management ownership
		•	Enhances retention of management personnel
		•	Rewards strong total shareowner return and earnings growth
		•	Links pay to performance relative to peers
Long-Term (Equity) Service-Based Compensation	Time-vesting awards earned after three years, subject to continuous employment	•	Enhances retention of management personnel
		•	Aligns management and shareowner interests by encouraging management ownership
Retirement and Other Benefits	Tax-qualified, deferred compensation and other benefits	•	Provides for current and future needs of the executives and their families
		•	Enhances recruitment and retention
		•	Adheres to competitive market practices
Post-Termination Compensation	Key Executive Employment and Severance Agreements (KEESAs) and Executive Severance Plan: contingent amounts payable only if employment is terminated under certain conditions	•	Enhances retention of management personnel by providing employment continuity
		•	Encourages the objective evaluation and execution of potential changes to the Company’s strategy and structure

ALLIANT ENERGY | 2020 Proxy Statement | 26

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation components are weighted toward performance-based compensation, as shown below:

Base salary
20%
Short-term
incentives
20%
Long-term
incentives
60%

Current CEO target pay mix
Variable incentive pay 80%

Long-term incentives 42%
Base salary 38%
Short-term incentives 20%

Other NEO target pay mix
Variable incentive pay 62%

a.    Base Salary
The Compensation and Personnel Committee annually reviews and adjusts salaries based on changes in the market, responsibilities and performance against job expectations, strategic importance and experience and tenure. The Company is not contractually bound by employment or other agreements to pay particular levels of base salary to our executive officers, thereby affording flexibility in those determinations.
The following table sets forth the base salaries of each named executive officer as of the end of the 2019 and 2018 calendar years, as well as the percentage change from the prior year.

Named Executive Officer	2019 Base Salary	2018 Base Salary	Percentage Increase
John O. Larsen	$900,000	$550,000	63.6%
Robert J. Durian	$500,000	$475,000	5.3%
James H. Gallegos	$525,000	$500,000	5.0%
David A. de Leon	$300,000	$260,000	15.4%
Terry L. Kouba	$300,000	$270,000	11.1%
Patricia L. Kampling	$1,060,000	$1,009,400	5.0%
The salary increases of Mr. Larsen, Mr. de Leon and Mr. Kouba reflect promotions during 2019. Mr. Larsen was promoted to the position of President and CEO. Mr. de Leon was promoted to the position of Senior Vice President of Alliant Energy and President of WPL. Mr. Kouba was promoted to the position of Senior Vice President of Alliant Energy and President of IPL. The other base salary increases shown above reflect efforts to keep total targeted compensation in line with market.
b.    Short-Term (Annual) Performance Pay
Executive officers participate in the Executive Performance Pay (“EXPP”) Plan that provides the opportunity for annual cash payments tied directly to the achievement of key financial and operational goals. The Compensation and Personnel Committee sets Company and individual goals based on our strategic plan. The Committee approved earnings per share as the financial goal to reward earnings growth, which benefits our shareowners and was guided by our Value of Do the right thing – we keep our promise to deliver earnings growth to our shareowners. Operational goals were set based on our strategic plan and our Values. The customer experience goals recognize our customer-focused strategy and support our Value of Make things better for our customers and communities as the System Average Interruption Duration Index (SAIDI) measures outage duration and the System Average Interruption Frequency Index (SAIFI) measures outage frequency. The emissions reduction goal supports our commitment to cleaner energy and our Value of Act for tomorrow.

ALLIANT ENERGY | 2020 Proxy Statement | 27

COMPENSATION DISCUSSION AND ANALYSIS

Finally, our diversity goals support an inclusive culture and our Value of Care for others. Annual performance-based payouts to our executive officers are based on achievement of these goals.
The Company goals for 2019 and our performance compared to those goals are shown below.

Goal	Percentage of Performance Pool	Target	Actual	Percentage Payment Toward Performance Pool
Consolidated EPS from Continuing Operations (“EPS”)	70%	EPS:(1) Threshold: $2.10 Target: $2.24 Maximum: $2.33	$2.31	97.2%
Customer Experience (each goal accounts for one-third of this performance goal, weighted at a total of 15%)	5%	Customer Interaction Survey: Threshold: 7.19 Target: 7.68 Maximum: 8.18	7.66	4.9%
	5%	SAIDI: Threshold: 106 Target: 95 Maximum: 83	98.9	4.1%
	5%	SAIFl: Threshold: 1.04 Target: 0.94 Maximum: 0.82	0.92	5.4%
Environmental	10%	Annual Progress Towards Long-Term Emission Goal: Threshold: 95.5% Target: 98.2% Maximum: 100.0%	100.0%	15.0%
Diversity (each goal accounts for one-half of this performance goal, weighted at a total of 5%)	2.5%	People of Color: Threshold: 5.1% Target: 5.3% Maximum: 5.5%	5.0%	0.0%
	2.5%	Women: Threshold: 25.9% Target: 26.5% Maximum: 27.1%	25.8%	0.0%
TOTAL	100.0%			126.6%

(1)
2019 GAAP EPS from consolidated earnings from continuing operations was $2.33. Non-GAAP EPS for 2019 excludes earnings of $0.02 per share related to ATC return on equity (ROE) reserve adjustments due to a Federal Energy Regulatory Commission decision in the fourth quarter of 2019 regarding Midcontinent Independent System Operator, Inc. transmission owners’ authorized ROE.

Company goals balance financial and operational goals to drive value for both our shareowners and customers.
Each performance goal is measured independently of other goals. Company performance was 126.6% as shown in the chart above. Maximum Company performance is 150% of target.
Individual performance goals are set to drive an individual’s contribution to our strategic business imperatives. The goals can be both qualitative and quantitative and can vary for each executive officer. The Compensation and Personnel Committee may use individual performance to modify the amount of a performance award earned by an executive officer. For 2019, the committee did not modify the awards of any named executive officer based on individual performance, and

ALLIANT ENERGY | 2020 Proxy Statement | 28

COMPENSATION DISCUSSION AND ANALYSIS

all payouts to the named executive officers for 2019 were calculated based on achievement of the Company goals shown above.
Payment under the EXPP Plan is calculated as follows:
Each target payout percentage under the EXPP Plan is set by the Compensation and Personnel Committee based on survey data, tenure in a position, strategic importance and individual responsibilities. Target payouts as a percentage of base salary for 2019 are set forth below. They are materially unchanged from 2018, except for Mr. Larsen whose 2019 target was increased as a result of his promotion to the position of President and CEO.

Named Executive Officer	EXPP Plan Target Payout as a Percentage of 2019 Base Salary
John O. Larsen	100%
Robert J. Durian	70%
James H. Gallegos	60%
David A. de Leon	45%
Terry L. Kouba	45%
Patricia L. Kampling	115%
Based on achievement of goals under the EXPP Plan, each executive officer earned 127% of his or her target payment. Amounts paid in 2019 under the EXPP are provided in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.
The EXPP Plan provides for the clawback of annual performance payments in the event that fraud, intentional misconduct or gross negligence leads to a restatement of all, or a portion of, our financial results. This policy permits us to pursue recovery of annual performance payments if the payments would have been lower based on the restated financial results.
c.    Long-Term (Equity) Awards
We award long-term equity compensation to focus our executive officers on building shareowner value, to retain management personnel and to align management interests with shareowner interests over a sustained period. In 2019, we granted long-term awards under our Amended and Restated 2010 Omnibus Incentive Plan to named executive officers in three forms: performance restricted stock units, performance shares and restricted stock units. The long-term equity awards in 2019 consisted of 35% performance restricted stock units, 35% performance shares and 30% restricted stock units, at target.
Performance restricted stock units reward absolute net income growth. Performance shares reward total shareowner return relative to our peer utility companies. These long-term equity awards are forfeited if threshold results are not achieved during the applicable performance period. Restricted stock units vest based on continued service and enhance retention of management personnel and align our executive officers’ long-term financial interests to the long-term financial interests of our shareowners. These long-term equity awards are forfeited if the executive officer voluntarily leaves the Company (other than for retirement) or is terminated for cause during the time-vesting period. We do not issue stock options and no longer have any outstanding stock options. Below is a summary of the 2019 long-term awards.

ALLIANT ENERGY | 2020 Proxy Statement | 29

COMPENSATION DISCUSSION AND ANALYSIS

	Portion of Long-Term Target Award	Performance Metric	Payout Range as a Percentage of Target	Settlement
Performance Restricted Stock Units	35%	Net Income Growth	0-200%	Shares
Performance Shares	35%	Relative Total Shareowner Return	0-200%	Shares
Restricted Stock Units	30%	Time-vesting	100%	Shares
The amount listed below for Mr. Larsen reflects his target at the end of 2019. Prior to his promotion, his target was 180%.

Named Executive Officer	2019 Target Long-Term Equity Grant Value as a Percentage of Base Salary
John O. Larsen	300%
Robert J. Durian	180%
James H. Gallegos	140%
David A. de Leon	75%
Terry L. Kouba	75%
Patricia L. Kampling	325%
The Compensation and Personnel Committee considers survey data, tenure in a position, strategic importance, individual responsibilities and the competitiveness of the total compensation package when setting the long-term performance pay target. The dollar value of the long-term equity awards are determined prior to the grant date, and we grant the number of target shares or units necessary to approximate that dollar value based on the fair market value of our share price on the grant date.
1.    Performance Restricted Stock Units
Performance restricted stock units are intended to reward absolute long-term growth. Vesting of the performance restricted stock units is based on achieving compounded annual net income growth over a three-year performance period as follows:

Three-Year Compounded Annual Growth of Consolidated Net Income from Continuing Operations	Percentage of Target Value Payout
7%	200%
6%	150%
5%	100%
4%	50%
Below 4%	0%
Vesting at target requires 5% compounded annual growth, which is based on the successful and timely execution of our strategic plan. The target is calculated based on achieving a compounded annual growth rate of 5% for a two-year period over projected 2019 consolidated net income from continuing operations, excluding certain items as permitted by the Amended and Restated 2010 Omnibus Incentive Plan, such as charges for reorganizing and restructuring, discontinued operations, asset write-downs, gains or losses on the disposition of an asset or business, mergers, acquisitions or dispositions and unusual or non-recurring items of gain or loss, in each case, as identified in the Company's audited financial statements or periodic reports. Performance restricted stock units granted in 2019 will vest at target if our consolidated net income from continuing operations is $596.0 million as of the end of the three-year performance period. Performance restricted stock unit payouts are capped at 200% of the target payout. Performance restricted stock units are paid in Company stock.
Any dividend equivalents credited on performance restricted stock units are treated as reinvested, but are not payable to the participant until the performance target is met and vesting is completed.

ALLIANT ENERGY | 2020 Proxy Statement | 30

COMPENSATION DISCUSSION AND ANALYSIS

Performance restricted stock units have double-trigger acceleration upon a change in control. Upon a change in control, the awards vest at target and are valued based on the Company’s stock price as of the date immediately preceding the change in control date. The awards are paid at the end of the three-year vesting period provided the executive is still employed by the Company or had a qualifying termination event.
Adjusted net income for the period ended December 31, 2019 was $536.3 million, which exceeded the 7% three-year compounded annual growth for the performance period for the 2017 performance restricted stock units. As a result, our named executive officers earned 200% of the target award for the 2017-2019 performance period. Additional information about the performance restricted stock unit payouts for the 2017-2019 performance period is provided in the “2019 Option Exercises and Stock Vested” table.
2.    Performance Shares
Performance shares are intended to reward company performance relative to our peers. Vesting of the performance shares is based on our relative total shareowner return over a three-year performance period as follows:

Three-Year Total Shareowner Return Relative To EEI Stock Index	Percentage of Target Value Payout
90th percentile or greater	200%
80th percentile	175%
70th percentile	150%
60th percentile	125%
50th percentile	100%
45th percentile	75%
40th percentile	50%
Below 40th percentile	0%
The total shareowner return calculation represents the cumulative return for the three-year performance period reflecting price appreciation and reinvested dividend payments. Performance shares pay at target if our relative total shareowner return over three years is equal to the median performance of a specific peer group selected by the Compensation and Personnel Committee. The committee selected the Edison Electric Institute (“EEI”) Stock Index as the peer group for the 2019 grants of performance shares as in previous years. We believe the comparison to the EEI Stock Index appropriately assesses our performance relative to other publicly traded utilities. Performance share payouts are capped at 200% of the target payout.
Performance shares granted in 2017 and 2018 are paid in shares of our common stock, cash or a combination of our common stock and cash, at the executives’ election. If the named executive officer chooses to take the payment in cash, the amount of the payout is determined by multiplying the number of shares earned by the stock value on a date chosen by the Compensation and Personnel Committee. The committee chooses this date in advance of issuing shares under the program, and it is typically the date immediately prior to payment. Performance shares granted in 2019 are paid in Company stock.
Any dividend equivalents credited on performance shares are treated as reinvested, but are not payable to the participant until the performance target is met and vesting is completed.
Performance shares have double-trigger acceleration upon a change in control. Upon a change in control, the awards vest at the performance level based on the Company’s performance as of the date immediately preceding the change in control date. The awards are paid at the end of the three-year performance period provided the executive is still employed by the Company or had a qualifying termination event.
The total shareowner return for the 2017 performance share grant (performance period ended on December 31, 2019) ranked at the 72nd percentile relative to the peer group. As a result, our named executive officers earned 155.0% of the target award for the 2017-2019 performance period. Additional information about the performance share payouts for the 2017-2019 performance period is provided in the “2019 Option Exercises and Stock Vested” table.
3.    Restricted Stock Units
Restricted stock units are intended to align management interests with shareowner interests and retain management personnel. Restricted stock units are time-vesting awards for which restrictions lift after three years, subject to continuous employment. Restricted stock units granted in 2017 and 2018 are paid in shares of our common stock, cash or a

ALLIANT ENERGY | 2020 Proxy Statement | 31

COMPENSATION DISCUSSION AND ANALYSIS

combination of our common stock and cash, at the executives’ election. If the named executive officer chooses to take the payment in cash, the amount of the payout is determined by multiplying the number of shares earned by the closing price on the last day of the vesting term of the restricted stock units. Restricted stock units granted in 2019 are paid in Company stock.
Any dividend equivalents credited on restricted stock units are treated as reinvested, but are not payable to the participant until vesting is completed.
Restricted stock units have double-trigger acceleration upon a change in control. Upon a change in control, the awards vest at the value based on the Company’s stock price as of the date immediately preceding the change in control date. The awards are paid at the end of the three-year vesting period provided the executive is still employed by the Company or had a qualifying termination event.
Additional information about the restricted stock unit payouts for the 2017-2019 vesting period is provided in the “2019 Option Exercises and Stock Vested” table.
d.    Retirement and Other Benefits
We offer retirement and other benefit programs to our named executive officers that are consistent with those of our competitors. We provide these benefits to remain competitive with the general market for executive officers. The benefit programs are designed to be competitive in attracting, retaining and motivating our named executive officers by providing competitive retirement benefits and incentivizing the promotion of the Company’s and shareowners’ interests over a long time horizon. A brief description of the plans is set forth in the table below.

Benefit	Description
Alliant Energy Deferred Compensation Plan (“AEDCP”)(1)
Enables participants to defer up to 100% of base salary and annual performance pay on a pre-tax basis and to receive earnings or incur losses on the deferrals until the date of distribution. The shares of Alliant Energy common stock identified as obligations under the AEDCP are held in a rabbi trust.

Alliant Energy Cash Balance Pension Plan(2)
Offers flexible payment options and steady growth of retirement funds. The Cash Balance Pension Plan was frozen for participants effective August 2, 2008. Employees hired after December 25, 2005 are not eligible to participate.

Alliant Energy Corporation 401(k) Savings Plan
Provides for a match of $0.50 on each dollar for the first 8% of compensation contributed to the 401(k) Savings Plan account by the participants up to the IRS maximum. In addition, we contribute a percentage of participants’ salaries to their 401(k) accounts. The amount of the Company contribution ranges from 4% to 6% of a participant’s salary, depending on the participant’s age and number of years of service at the Company.

Alliant Energy Excess Retirement Plan(2)
Provides the benefit that the participants would have earned under the Cash Balance Pension Plan and the Alliant Energy Corporation 401(k) Savings Plan but for statutory limitations on employer-provided benefits imposed on those tax-qualified plans and accruals earned on their deferrals into the AEDCP.

Alliant Energy Supplemental Retirement Plan (“SRP”)(2)
Generally provides retirement compensation in addition to the benefits provided by the Cash Balance Pension Plan and 401(k) Savings Plan, which are limited by the Internal Revenue Code of 1986 (which we refer to as the tax code), and the Alliant Energy Excess Retirement Plan. Generally payable only if the executive remains with us until retirement, disability or death. We do not anticipate providing SRP benefits to executives hired or promoted in 2013 or thereafter.

(1)	See “2019 Non-qualified Deferred Compensation” below for more information regarding the AEDCP.

(2)	See “2019 Pension Benefits” below for more information regarding the Alliant Energy Cash Balance Pension Plan, the Excess Retirement Plan and the SRP.
The Compensation and Personnel Committee reviews benefit programs on a periodic basis to determine effectiveness and identify any necessary changes. Based on market data showing a trend away from SRPs, we do not anticipate providing SRP benefits to executives hired or promoted in 2013 or thereafter. The committee does not believe this change will inhibit our ability to attract and retain executive officers.
We provide limited perquisites to our named executive officers. Our named executive officers are eligible for executive physicals, reimbursement of financial planning expenses and long-term disability insurance which are in excess of the benefits provided to our other non-executive employees. The Compensation and Personnel Committee recognizes that the CEO’s job duties require significant travel and he or she is, therefore, permitted to use a corporate aircraft in some instances. From time to time, a family member or members may accompany the CEO on business trips. For that reason,

ALLIANT ENERGY | 2020 Proxy Statement | 32

COMPENSATION DISCUSSION AND ANALYSIS

the Compensation and Personnel Committee established guidelines for personal use of the corporate aircraft. Under those guidelines, the CEO is permitted up to 40 hours of personal use of corporate aircraft each year.
e.    Post-Termination Compensation
1.    Key Executive Employment and Severance Agreements
We currently have in effect Key Executive Employment and Severance Agreements (“KEESAs”) with our executive officers, including our named executive officers, and certain key employees, which provide for severance benefits under certain circumstances following a change in control. Benefits under the KEESAs are paid if (1) a change in control occurs and (2) a loss of employment occurs under certain circumstances within 180 days prior to the change in control or two years after the change in control. This “double-trigger” mechanism ensures that only those executives adversely affected by a change in control will receive benefits under the KEESA. The cash termination benefit under the KEESA is up to two times the sum of (i) the officer’s annual base salary and (ii) the greater of the officer’s target annual performance pay for the year in which the termination date occurs, or the officer’s annual performance pay in the year prior to the change in control. We do not offer severance arrangements with executive officers that provide a multiplier greater than two.
The KEESAs are generally designed to avoid the adverse effects of Section 280G of the tax code. Each KEESA provides that if any portion of the benefits under the KEESA or under any other agreement would constitute an excess parachute payment for purposes of the tax code, the executive officer may receive the greater, on an after-tax basis, of either a payment $1 less than the maximum amount he or she may receive without becoming subject to the 20% excise tax or the fully calculated payment subject to applicable excise taxes, for which the executive officer would be personally responsible. None of the KEESAs have Section 280G tax gross-up provisions.
We believe that the level of the benefits provided by the KEESAs to each executive officer reflects the appropriate amount of compensation necessary for our executive officers to consider our shareowners’ interests without potential influence of their personal interests. We believe the security afforded by the KEESAs will help the executives to remain focused on business continuity and reduce the distraction of the executive’s reasonable concerns regarding future employment during the uncertainty of a proposed change in control transaction.
2.    Executive Severance Plan
We also maintain the executive officer severance benefit plan, which compensates an executive officer in the event that his or her position is eliminated or significantly altered. As with our KEESA benefit, our executive officer severance benefit plan is designed to enable executives to remain focused on our business without undue personal concerns over job security. The plan provides for:

•	Severance pay equal to one year’s annual base salary

•	Up to 18 months of COBRA coverage or participation in our subsidized retiree medical insurance program if eligible (six months of which are paid by us)

•	Outplacement services and/or tuition reimbursement of up to $10,000

•	Access to our employee assistance program
Eligibility for benefits under this plan is conditioned upon an executive executing a severance agreement and release form. All severance packages of executive officers are approved by the Compensation and Personnel Committee. We believe our executive severance plan is consistent with industry-wide standards.
3.    Employment Agreements and Separation Arrangements
We do not have any other employment agreements or separation arrangements with our executive officers.

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COMPENSATION DISCUSSION AND ANALYSIS

V. HOW WE ADDRESS GOVERNANCE AND RISK
a.    Key Compensation Governance and Pay Practices
Our executive compensation program emphasizes best practices in compensation design and governance practices, including:

•	Regular reviews of the program by the Compensation and Personnel Committee

•	Double-trigger change in control provisions in our severance agreements and long-term equity awards

•	Stock ownership guidelines for executive officers and directors

•	Dividends paid on equity awards only if performance targets are met or vesting is completed

•	Performance metrics that encourage achievement of absolute growth, relative growth, financial goals and operational goals

•	Prohibition on pledging and hedging of Company stock by executive officers and directors

•	No outstanding stock options

•	Clawback language in our annual performance pay plan

•	No Section 280G tax gross-up provisions in our change in control agreements

•	Maximum of two-times multiplier for change in control cash severance benefit

•	Limited perquisites for our executive officers

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COMPENSATION DISCUSSION AND ANALYSIS

b.    Process for Setting Executive Compensation

Entity	Role
Compensation and Personnel Committee
The Compensation and Personnel Committee reviews and sets each component and level of compensation for the Company’s named executive officers and other executive officers.
The Compensation and Personnel Committee’s responsibilities include:
• Review and approval of executive officers’ compensation packages
• Review and approval of corporate incentive goals and objectives relevant to compensation
• Evaluation of individual performance results in light of these goals and objectives
The Compensation and Personnel Committee is made up of independent directors and meets regularly in executive sessions without management present. The committee is supported in its work by the human resources staff and by the committee’s outside consultant.

Chief Executive Officer
The CEO recommends to the Compensation and Personnel Committee the level of compensation for the Company’s named executive officers and other senior Company executives, other than himself. The CEO considers the following factors when making his recommendations:
• Executive performance
• Tenure
• Strategic importance
• Internal pay equity
• Market data, as discussed below
• Information provided by the Company’s human resources staff
The CEO is present and available to the Compensation and Personnel Committee during their meetings with respect to the compensation of the Company’s named executive officers and other executive officers. However, the committee discusses and determines the CEO’s compensation in executive session.

Independent Compensation Consultant
The Compensation and Personnel Committee engaged Pay Governance LLC as its independent external advisor. The committee receives data, analyses and support from Pay Governance. During 2019, Pay Governance participated in committee meetings, analyzed the competitive level of compensation for each of the named executive officers and provided information regarding executive compensation trends. Pay Governance reports solely to the committee and meets with the committee at each meeting in executive session.

Market Data
Each year, Pay Governance prepares a market compensation analysis based on companies of similar size in terms of revenue, including those in the energy services industry and in general industry. This analysis assists the Compensation and Personnel Committee in establishing executive officer compensation levels to allow us to remain competitive in our market.
The market data used in 2019 included two surveys:
• Willis Towers Watson’s 2018 General Industry Executive Compensation Database, which includes pay data for approximately 1,000 general industry companies
• Willis Towers Watson’s 2018 Energy Services Industry Executive Compensation Database, which includes pay data for nearly all U.S. utilities.
The Compensation and Personnel Committee used equally blended general industry data and energy industry data to determine the market reference point used for corporate positions, which in 2019 were held by Mr. Larsen, Mr. Durian, Mr. Gallegos and Ms. Kampling. Energy industry data was used as a secondary market reference point for these positions. Energy industry data was used as the sole market reference point for utility-specific operating positions, such as held by Mr. de Leon and Mr. Kouba.
The Compensation and Personnel Committee considered only aggregate data from these broad-based surveys and did not select any individual companies for comparison. Survey information was size-adjusted using regression analysis to correspond to each officer’s scope of responsibility. The survey data was updated to January 2019 using a 3% annual update factor, as 3% was the anticipated average annual compensation increase for the survey companies.
The survey data provides market reference points at the 25th, 50th and 75th percentile for each executive officer’s compensation components and total compensation. Generally, total aggregate compensation that falls within 15% of the median market reference point is considered to be at target. The aggregate total targeted compensation for all named executive officers fell within 15% of the applicable market reference point in 2019.

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COMPENSATION DISCUSSION AND ANALYSIS

c.    Executive Stock Ownership Requirements
We require executives to own a certain number of shares of our common stock to further align the executives’ interests with those of our shareowners. The stock ownership guidelines are:

Officer Level	Stock Ownership Guideline
Chief Executive Officer	6 times base salary
President	4 times base salary
Executive Vice President	3.5 times base salary
Senior Vice President	3 times base salary
Vice President	1.5 times base salary
The required number of shares for each executive is determined by taking the preceding multiples of the executive’s base salary and dividing that amount by the closing price of our common stock as of (i) January 2, 2019, (ii) the date of hire, or (iii) the date of promotion to a higher level of ownership requirement, whichever is later. We round that number to the nearest 500-share increment. The number of shares an executive is required to hold will not change unless the executive is promoted. Setting the required number of shares this way mitigates the effect of short-term volatility on compliance caused by changes in our stock price and by changes in salary.
Shares held outright, vested restricted stock, vested restricted stock units, earned performance shares, earned performance restricted stock units, unvested restricted stock that vests solely on the passage of time, unvested restricted stock units that vest based solely on the passage of time, shares held in our AEDCP and shares held in the Alliant Energy Corporation 401(k) Savings Plan count toward the share ownership requirement. Unearned performance restricted stock units and unearned performance shares do not count for this purpose.
Executives have five years from the date of their first long-term equity grants after the later of their hire date, or the date they were promoted into a position with a higher multiple, to achieve their goals. Executives are required to hold 100% of the after-tax value of vested performance restricted stock units until the share ownership guideline is met. Executives who have not met their share ownership level after five years are required to retain 100% of the after-tax value of vested long-term equity awards until the share ownership requirement is met. Our CEO retains the right to grant special dispensation for hardship, promotions or new hires.
All of our current named executive officers who have held their current positions for five years are in compliance with the share ownership guidelines. The named executive officers who have been in their positions for less than five years, including our CEO, are on track to achieve the above ownership goals. The shares owned by our named executive officers are shown in the “Ownership of Voting Securities” table.
d.    Prohibition on Hedging and Pledging
We prohibit the use of any hedging or similar transactions related to our shares by our executive officers and directors. We prohibit all “insiders” from trading in puts, calls, options or other derivative securities related to the Company’s securities. Other hedging transactions, such as short sales, zero-cost collars, prepaid variable forward sale contracts, equity swaps or similar transactions are also prohibited. Insiders are further prohibited from pledging Company securities. Insiders include all executive officers, all members of the Board of Directors and designated employees who receive material nonpublic information in the regular course of their duties.
e.    Compensation and Personnel Committee Risk Assessment
In December 2019, the Compensation and Personnel Committee reviewed an assessment presented by management of our general compensation policies and practices for all employees, including our non-regulated businesses, to evaluate whether risks arising from these policies and practices were reasonably likely to have a material adverse effect on us. Based on this assessment, the committee concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company and did not recommend or implement any material changes in 2019. The committee believes that the following features of our policies and practices serve to mitigate material risks arising from our compensation policies and practices:

•	A mix of annual and long-term performance-based awards to provide an appropriate balance of short- and long-term risk and reward horizons

•	A variety of performance metrics for performance awards to avoid excessive focus on a single measure of performance

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COMPENSATION DISCUSSION AND ANALYSIS

•	Caps on performance awards to reduce incentives to take short-term or inappropriately risky measures to increase payouts in any given year

•	Review of our compensation programs for reasonableness by our state utility commissions to mitigate risk

•	Clawback policies that provide us with the ability to recoup annual performance awards under appropriate circumstances

•	Stock ownership requirements for certain executives, including our named executive officers, that help to focus our executives on long-term stock price appreciation and sustainability

•	Robust compensation governance practices
f.    Role of Tax Considerations
Section 162(m) of the tax code limits the tax deductibility of compensation paid to our CEO and certain other executive officers to $1 million per person in any taxable year. Prior to changes to the tax code in December 2017, this limit did not apply to compensation that qualified as “performance-based” under Section 162(m). Effective for taxable years beginning after December 31, 2017, this exception has been repealed, unless the compensation qualifies for transition relief. New compensation awarded in the 2018 taxable year and thereafter in excess of $1 million per year generally will not be deductible, even if performance-based.
The Compensation and Personnel Committee considers whether compensation will be deductible for federal tax purposes but retains the flexibility and discretion to authorize compensation that will not be deductible, particularly as a result of the changes to Section 162(m) of the tax code. This flexibility is necessary to achieve elements of the Company’s success in areas such as attracting and retaining talented executives and rewarding achievement of key corporate goals. Although the tax deduction exception for “performance-based” compensation is no longer available, the Compensation and Personal Committee continues to believe a significant portion of our executive compensation should be performance-based to align pay and performance and to create long-term value for our shareowners.
g.    Response to Non-Binding 2019 Say-on-Pay Shareowner Vote
At the Company’s 2019 Annual Meeting of Shareowners, shareowners approved the say-on-pay proposal with 96% of the votes cast in favor of the proposal. The say-on-pay proposal is an advisory, non-binding resolution relating to the compensation of our named executive officers. We interpret the voting results as support that our executive compensation program and practices are reasonable and well-aligned with shareowners. Notwithstanding this vote of confidence expressed by our shareowners, the Compensation and Personnel Committee and management continue to review the Company’s executive compensation program and related disclosure with the assistance of outside compensation consultants and outside counsel to identify any potential changes that might augment shareowner value.
VI. CONCLUSION
The Compensation and Personnel Committee is provided with appropriate information and reviews all components of our CEO’s and other executive officers’ compensation. Based on this information, the committee seeks to implement executive compensation that is appropriately tied to the performance of the Company and executives on behalf of shareowners, employees and customers.

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COMPENSATION AND PERSONNEL COMMITTEE REPORT

COMPENSATION AND PERSONNEL COMMITTEE REPORT
The Compensation and Personnel Committees of the Boards of Directors of the Company, IPL and WPL have reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the committees recommended to the respective Boards of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.
COMPENSATION AND PERSONNEL COMMITTEE
Susan D. Whiting (Chairman)
Michael D. Garcia
Singleton B. McAllister
Dean C. Oestreich
Thomas F. O’Toole

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The table below summarizes the compensation paid to or earned by our CEO, CFO and our next three highest paid executive officers for 2019 and, where applicable, 2018 and 2017. We refer to such individuals in this Proxy Statement collectively as our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)(3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(4)	All Other Compensation($)(5)	Total ($)
John O. Larsen: Chairman, President and Chief Executive Officer of Alliant Energy; Chairman and Chief Executive Officer of IPL & WPL	2019	$754,615	$0	$2,473,403	$0	$1,143,000	$3,062,273	$186,708	$7,619,999
	2018	$546,702	$0	$697,416	$0	$446,600	$655,424	$106,808	$2,452,950
	2017	$393,846	$0	$388,217	$0	$171,628	$468,608	$74,908	$1,497,207
Robert J. Durian: Executive Vice President and Chief Financial Officer	2019	$500,577	$0	$904,931	$0	$444,500	$101,153	$137,803	$2,088,964
	2018	$472,837	$0	$867,356	$0	$385,700	$1,504	$109,761	$1,837,158
	2017	$436,058	$0	$819,447	$0	$243,320	$58,486	$76,338	$1,633,649
James H. Gallegos: Executive Vice President, General Counsel and Corporate Secretary	2019	$525,673	$0	$739,067	$0	$400,050	$41,422	$222,699	$1,928,911
	2018	$494,615	$0	$710,064	$0	$348,000	$3,340	$232,827	$1,788,846
	2017	$439,135	$0	$591,834	$0	$208,560	$22,377	$171,652	$1,433,558
David A. de Leon: Senior Vice President and President of WPL(6)	2019	$301,154	$0	$226,244	$0	$171,450	$70,000	$49,035	$817,883
Terry L. Kouba: Senior Vice President and President of IPL(6)	2019	$301,154	$0	$226,244	$0	$171,450	$96,130	$52,169	$847,147
Patricia L. Kampling: Former Chairman and Chief Executive Officer of Alliant Energy(7)	2019	$643,468	$0	$3,464,092	$0	$774,065	$237,349	$389,140	$5,508,114
	2018	$1,003,821	$0	$3,327,872	$0	$1,346,540	$358,019	$484,457	$6,520,709
	2017	$977,981	$0	$3,193,904	$0	$851,620	$1,137,849	$373,975	$6,535,329

(1)	The amounts shown in this column include any amounts deferred by the named executive officers under the Alliant Energy Deferred Compensation Plan. See “2019 Non-qualified Deferred Compensation.”

(2)
The amounts in this column reflect the aggregate grant date fair value of performance shares, performance restricted stock units and restricted stock units granted pursuant to our Amended and Restated 2010 Omnibus Incentive Plan, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718.

A discussion of the assumptions used in calculating the award values may be found in Note 13(b) to our 2019 audited financial statements contained in our Annual Report on Form 10-K. For the performance shares, the grant date fair value is based on the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

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EXECUTIVE COMPENSATION

The following represents the breakdown of the 2019 grant date fair value of performance shares at target and at maximum, respectively, for each named executive officer:

Name	Grant Date Fair Value of Performance Shares (Target)	Grant Date Fair Value of Performance Shares (Maximum)
John O. Larsen	$894,931	$1,789,862
Robert J. Durian	$319,954	$639,908
James H. Gallegos	$261,321	$522,642
David A. de Leon	$80,000	$160,000
Terry L. Kouba	$80,000	$160,000
Patricia L. Kampling	$1,224,799	$2,449,598
The following represents the breakdown of the 2019 grant date fair value of performance restricted stock units at target and at maximum, respectively, for each named executive officer:

Name	Grant Date Fair Value of Performance Restricted Stock Units (Target)	Grant Date Fair Value of Performance Restricted Stock Units (Maximum)
John O. Larsen	$849,947	$1,699,894
Robert J. Durian	$314,984	$629,968
James H. Gallegos	$257,262	$514,524
David A. de Leon	$78,757	$157,514
Terry L. Kouba	$78,757	$157,514
Patricia L. Kampling	$1,205,773	$2,411,546

(3)	The 2019 amounts in this column represent cash amounts for short-term performance pay received by the named executive officers with respect to services performed in 2019 that were paid in 2020.

(4)
The 2019 amounts in this column reflect (a) the actuarial increase in the present value of each named executive officer’s benefits under all pension plans established by us, determined using the assumptions and methods set forth in footnote (4) to the “2019 Pension Benefits” table, which may include amounts that the named executive officer is not currently entitled to receive because such amounts are not yet vested, and (b) amounts representing above market interest on non-qualified deferred compensation. The following represents the breakdown for 2019 for each of the changes in pension value and the above market interest on non-qualified deferred compensation, respectively, for each named executive officer:

Name	Change in Pension Value	Above Market Non-qualified Deferred Compensation Earnings
John O. Larsen	$3,058,000	$4,273
Robert J. Durian	$99,000	$2,153
James H. Gallegos	$41,000	$422
David A. de Leon	$70,000	$0
Terry L. Kouba	$96,000	$130
Patricia L. Kampling	$231,668	$5,681
The changes in the actuarial present values of the named executive officers’ pension benefits do not constitute cash payments to the named executive officers.

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EXECUTIVE COMPENSATION

(5)	The following table provides details for the amounts reported under the “All Other Compensation” column for 2019.

Name	Perquisites and Other Personal Benefits(a)	Registrant Contributions to Defined Contribution Plans(b)	Life Insurance Premiums	Dividends(c)
John O. Larsen	$30,189	$61,515	$5,443	$89,561
Robert J. Durian	$0	$49,808	$1,250	$86,745
James H. Gallegos	$0	$146,741	$3,778	$72,180
David A. de Leon	$0	$27,445	$2,064	$19,526
Terry L. Kouba	$0	$27,459	$3,168	$21,542
Patricia L. Kampling	$23,628	$42,290	$5,742	$317,480

(a)
Mr. Larsen received perquisites and other personal benefits comprised of $2,317 for an annual physical exam, $27,287 for home security services and $585 for executive long-term disability insurance. Ms. Kampling received perquisites and other personal benefits comprised of $6,646 for an annual physical exam, $10,000 for financial planning services, $6,144 for personal air travel by family members, $253 for home security services and $585 for executive long-term disability insurance. None of the other named executive officers received perquisites and other personal benefits in the aggregate amount of $10,000 or more in 2019.

(b)
Matching contributions to the Alliant Energy Corporation 401(k) Savings Plan, employer contributions to the Alliant Energy Deferred Compensation Plan, employer contributions based on age and service to the 401(k) Savings Plan accounts and employer contributions to the Alliant Energy Excess Retirement Plan and, in the case of Mr. Gallegos, employer contributions to the Defined Contribution Supplemental Retirement Plan equal to 12% of base pay and annual performance pay.

(c)
Dividends and dividend equivalents earned in 2019 on unvested performance shares, performance restricted stock units and restricted stock units are reinvested and paid only at the time performance and/or vesting conditions are satisfied.

(6)	Mr. de Leon and Mr. Kouba were not named executive officers in 2017 or 2018.

(7)	Ms. Kampling retired on July 1, 2019. Based on the date of her retirement, she is entitled to a prorated value of 50% of the grant amounts shown for 2019 in the Stock Awards column and footnote 2.
2019 CEO Pay Ratio
As required by SEC rules, we are providing the following information based on reasonable estimates.
For 2019, the median of the annual total compensation of all employees (other than CEO) of the Company was $138,044.
In 2019, both Ms. Kampling and Mr. Larsen served in the role of CEO. We used our current CEO’s annualized compensation to calculate the CEO pay ratio. To calculate our current CEO’s annualized compensation, we used the 2019 values reflected in the Summary Compensation Table except for salary where we used the annualized salary of $900,000. For purposes of calculating the CEO pay ratio only, the total CEO compensation used was $7,765,384.
The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees for 2019 was 56 to 1.
As permitted by the SEC rules, the median employee utilized for 2019 is the same employee identified in 2017 and 2018 because there have been no changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to this pay ratio disclosure. To identify the “median employee” from our employee population in 2017, we compared the amount of salary and wages of our employees as reflected in our payroll records as reported to the IRS on Form W-2 for 2017. We used December 31, 2017 as the determination date. We did not consider annual equity awards in determining the median employee as such awards are not widely distributed to our employee population. We did not make any cost-of-living adjustments. We annualized the compensation of full-time employees who were hired in 2017.
Once we identified our median employee, we calculated that employee’s compensation for 2019 as though that compensation were being calculated for purposes of the Summary Compensation Table. We compared that compensation total with the annualized 2019 compensation of our current CEO as described above.

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EXECUTIVE COMPENSATION

2019 GRANTS OF PLAN-BASED AWARDS
The following table sets forth information regarding all plan-based awards that we granted to our named executive officers in 2019.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards
		Threshold ($) 20%	Target ($) 100%	Maximum ($) 150%	Threshold (#) 50%	Target (#) 100%	Maximum (#) 200%
John O. Larsen	2/21/2019(2)				4,142	8,284	16,568		$383,963
	2/21/2019(3)				4,142	8,284	16,568		$377,999
	2/21/2019(4)							7,101	$324,019
	7/24/2019(2)				4,759	9,517	19,034		$510,968
	7/24/2019(3)				4,759	9,517	19,034		$471,948
	7/24/2019(4)							8,157	$404,506
		$180,000	$900,000	$1,350,000
Robert J. Durian	2/21/2019(2)				3,452	6,903	13,806		$319,954
	2/21/2019(3)				3,452	6,903	13,806		$314,984
	2/21/2019(4)							5,917	$269,993
		$70,000	$350,000	$525,000
James H. Gallegos	2/21/2019(2)				2,819	5,638	11,276		$261,321
	2/21/2019(3)				2,819	5,638	11,276		$257,262
	2/21/2019(4)							4,832	$220,484
		$63,000	$315,000	$472,500
David A. de Leon	2/21/2019(2)				863	1,726	3,452		$80,000
	2/21/2019(3)				863	1,726	3,452		$78,757
	2/21/2019(4)							1,479	$67,487
		$27,000	$135,000	$202,500
Terry L. Kouba	2/21/2019(2)				863	1,726	3,452		$80,000
	2/21/2019(3)				863	1,726	3,452		$78,757
	2/21/2019(4)							1,479	$67,487
		$27,000	$135,000	$202,500
Patricia L. Kampling(5)	2/21/2019(2)				13,213	26,425	52,850		$1,224,799
	2/21/2019(3)				13,213	26,425	52,850		$1,205,773
	2/21/2019(4)							22,650	$1,033,520
		$243,800	$1,219,000	$1,828,500

(1)
The amounts shown represent the threshold, target and maximum awards that could have been earned under our EXPP Plan for 2019 as described more fully under “Compensation Discussion and Analysis — How We Pay Named Executive Officers— Short-Term (Annual) Performance Pay.” The threshold payment level was 20% of the target amount. The maximum payment level was 150% of the target amount. Payments earned for 2019 are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
The amounts shown represent the threshold, target and maximum amounts of performance shares that were awarded in 2019 to the named executive officers under our Amended and Restated 2010 Omnibus Incentive Plan as described more fully under “Compensation Discussion and Analysis — How We Pay Our Named Executive Officers — Long-Term (Equity) Awards.” The threshold amount is shown at 50% of the target amount. The maximum amount is 200% of the target amount. For the performance shares, the grant date fair value is based on the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. For the performance shares granted on February 21, 2019,

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EXECUTIVE COMPENSATION

the grant date fair value, as determined by FASB ASC Topic 718, is $46.35. For the performance shares granted to Mr. Larsen on July 24, 2019, the grant date fair value, as determined by FASB ASC Topic 718, is $53.69. Performance shares granted in 2019 accumulate dividend equivalents on the same basis as shares of our common stock, but dividends are not paid until performance targets and vesting requirements are met.

(3)
The amounts shown represent the threshold, target and maximum amounts of performance restricted stock units that were awarded in 2019 to the named executive officers under our Amended and Restated 2010 Omnibus Incentive Plan as described more fully under “Compensation Discussion and Analysis — How We Pay Our Named Executive Officers — Long-Term (Equity) Awards.” The threshold amount is shown at 50% of the target amount. The maximum amount is 200% of the target amount. For the performance restricted stock units, the grant date fair value, as determined by the closing price of our common stock on February 21, 2019, is $45.63. For the performance restricted stock units granted to Mr. Larsen on July 24, 2019, the grant date fair value, as determined by the closing price of our common stock on July 23, 2019 is $49.59. Performance restricted stock units granted in 2019 accumulate dividends on the same basis as shares of our common stock, but dividends are not paid until performance targets and vesting requirements are met.

(4)
The amounts shown represent the number of restricted stock units that were awarded in 2019 to the named executive officers under our Amended and Restated 2010 Omnibus Incentive Plan as described more fully under “Compensation Discussion and Analysis — How We Pay Our Named Executive Officers — Long-Term (Equity) Awards.” For the restricted stock units, the grant date fair value, as determined by the closing price of our common stock on February 21, 2019, is $45.63. For the restricted stock units granted to Mr. Larsen on July 24, 2019, the grant date fair value, as determined by the closing price of our common stock on July 23, 2019, is $49.59. Restricted stock units granted in 2019 accumulate dividends on the same basis as shares of our common stock, but dividends are not paid until the restricted stock units are fully vested.

(5)	Ms. Kampling retired on July 1, 2019. Based on the date of her retirement, she is entitled to a prorated value of 50% of the amounts shown.

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EXECUTIVE COMPENSATION

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information on outstanding unvested equity awards held by our named executive officers on December 31, 2019. No stock options are outstanding.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
John O. Larsen			13,136	$718,802	(2)
			36,222	$1,982,068	(3)
			13,136	$718,802	(4)
			36,222	$1,982,068	(5)
	5,629	$308,019			(6)
	15,524	$849,473			(7)
Robert J. Durian			16,336	$893,906	(2)
			14,099	$771,497	(3)
			16,336	$893,906	(4)
			14,099	$771,497	(5)
	7,001	$383,095			(6)
	6,043	$330,673			(7)
James H. Gallegos			13,374	$731,825	(2)
			11,516	$630,156	(3)
			13,374	$731,825	(4)
			11,516	$630,156	(5)
	5,731	$313,600			(6)
	4,935	$270,043			(7)
David A. de Leon			3,477	$190,261	(2)
			3,525	$192,888	(3)
			3,477	$190,261	(4)
			3,525	$192,888	(5)
	1,491	$81,588			(6)
	1,510	$82,627			(7)
Terry L. Kouba			3,612	$197,649	(2)
			3,525	$192,888	(3)
			3,612	$197,649	(4)
			3,525	$192,888	(5)
	1,548	$84,707			(6)
	1,510	$82,627			(7)
Patricia L. Kampling(8)			62,678	$3,429,740	(2)
			26,987	$1,476,729	(3)
			62,678	$3,429,740	(4)
			26,987	$1,476,729	(5)
	26,862	$1,469,889			(6)
	11,566	$632,892			(7)

(1)
The share or unit values in the table include credited dividend equivalents, which will be paid only if the vesting criterion is met and the underlying award is paid out. The dollar values in the table are calculated by using the closing price of our common stock of $54.72 on December 31, 2019.

(2)	Performance shares granted on February 22, 2018. Vesting occurs if the performance criterion is met in year 3. The values in the table assume maximum level performance.

(3)	Performance shares granted on February 21, 2019 and July 24, 2019. Vesting occurs if the performance criterion is met in year 3. The values in the table assume maximum level performance.

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EXECUTIVE COMPENSATION

(4)	Performance restricted stock units granted on February 22, 2018. Vesting occurs if the performance criterion is met in year 3. The values in the table assume maximum level performance.

(5)
Performance restricted stock units granted on February 21, 2019 and July 24, 2019. Vesting occurs if the performance criterion is met in year 3. The values in the table assume maximum level performance.

(6)	Restricted stock units granted on February 22, 2018. Vesting occurs based on continuous service through year 3.

(7)	Restricted stock units granted on February 21, 2019 and July 24, 2019. Vesting occurs based on continuous service through year 3.

(8)	Ms. Kampling retired on July 1, 2019. The amounts shown for awards granted in 2019 represent the prorated value due to her retirement.

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EXECUTIVE COMPENSATION

2019 OPTION EXERCISES AND STOCK VESTED
The following table shows a summary of the stock awards vested for the named executive officers during 2019. No stock options were exercised during 2019.

	Stock Awards
Name	Long-Term Equity Awards	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)(3)
John O. Larsen	Performance Shares	5,691	$305,208
	Performance Restricted Stock Units	7,344	$437,482
	Restricted Stock Units	3,147	$172,204
Robert J. Durian	Performance Shares	12,013	$644,257
	Performance Restricted Stock Units	15,501	$923,395
	Restricted Stock Units	6,643	$363,505
James H. Gallegos	Performance Shares	8,676	$465,294
	Performance Restricted Stock Units	11,195	$666,886
	Restricted Stock Units	4,798	$262,547
David A. de Leon	Performance Shares	2,620	$140,511
	Performance Restricted Stock Units	3,381	$201,406
	Restricted Stock Units	1,448	$79,235
Terry L. Kouba	Performance Shares	2,761	$148,072
	Performance Restricted Stock Units	3,562	$212,188
	Restricted Stock Units	1,526	$83,503
Patricia L. Kampling	Performance Shares	46,824	$2,511,171
	Performance Restricted Stock Units	60,419	$3,599,160
	Restricted Stock Units	25,893	$1,416,865

(1)
For performance shares granted for the 2017-2019 performance period, reflects an amount calculated by multiplying the number of vested performance shares by the fair market value of our common stock on January 2, 2020 (the first business day following the end of 2019) of $53.63, plus accumulated dividend equivalent units (including fractional amounts not shown). For performance restricted stock units granted in 2017 that vested, reflects an amount calculated by multiplying the number of vested performance restricted stock units, plus accumulated dividend equivalent units (including fractional amounts not shown), by the fair market value of our common stock on February 20, 2020 (the date the Compensation and Personnel Committee certified achievement of the performance goals for such performance restricted stock units) of $59.57. For restricted stock units granted in 2017 that vested, reflects an amount calculated by multiplying the number of vested shares of restricted stock units, plus accumulated dividend equivalent units (including fractional amounts not shown), by the fair market value of our common stock on December 31, 2019 of $54.72. Performance restricted stock units are settled in shares only.

(2)
Executive officers receiving a payout of their performance shares for the performance period ending December 31, 2019 could elect to receive their awards in cash, in shares of common stock, or a combination of cash and common stock. All of the named executive officers elected to receive their awards 100% in cash (based on the fair market value of our common stock on January 2, 2020), except Mr. Larsen, who elected to receive his award 100% in common stock and Mr. Durian, who elected to receive his award 50% in common stock and 50% in cash.

(3)
Executive officers receiving a payout of their restricted stock units could elect to receive their awards in cash, in shares of common stock, or a combination of cash and common stock. All of the named executive officers elected to receive their awards 100% in cash (based on the fair market value of our common stock on December 31, 2019), except Mr. Larsen, who elected to receive his award 100% in common stock and Mr. Durian, who elected to receive his award 50% in common stock and 50% in cash.

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2019 PENSION BENEFITS
a.    Pension Benefits Table
The following table sets forth the number of years of credited service, the present value of accumulated benefits and payments during 2019 for each of our named executive officers under the Alliant Energy Cash Balance Pension Plan, the Alliant Energy Excess Retirement Plan, and the Alliant Energy Defined Benefit Supplemental Retirement Plan, (“DB SRP”), which are each described below. The amounts shown for our named executive officers are estimates only and do not necessarily reflect the actual amounts that will be paid to them, which will only be known at the time that they become eligible for payment.

Name	Plan Name	Number of Years Credited Service (#)(3)	Present Value of Accumulated Benefit ($)(4)	Payments During 2019 ( $ )
John O. Larsen	Cash Balance Pension Plan	20.5	$661,000	$0
	Excess Retirement Plan	31.9	$250,000	$0
	DB SRP	31.9	$5,664,000	$0
		Total	$6,575,000	$0
Robert J. Durian(1)	Cash Balance Pension Plan	15.9	$169,000	$0
	Excess Retirement Plan	27.3	$171,000	$0
	DB SRP	N/A	N/A	$0
		Total	$340,000	$0
James H. Gallegos(2)	Cash Balance Pension Plan	N/A	N/A	$0
	Excess Retirement Plan	9.2	$115,000	$0
	DB SRP	N/A	N/A	$0
		Total	$115,000	$0
David A. de Leon(1)	Cash Balance Pension Plan	21.2	$423,000	$0
	Excess Retirement Plan	32.6	$1,000	$0
	DB SRP	N/A	N/A	$0
		Total	$424,000	$0
Terry L. Kouba(1)	Cash Balance Pension Plan	27.4	$675,000	$0
	Excess Retirement Plan	38.8	$22,000	$0
	DB SRP	N/A	N/A	$0
		Total	$697,000	$0
Patricia L. Kampling	Cash Balance Pension Plan		$0	$58,668
	Excess Retirement Plan		$484,000	$0
	DB SRP		$11,780,000	$0
		Total	$12,264,000	$58,668

(1)
Mr. Durian, Mr. de Leon and Mr. Kouba are not eligible for the DB SRP or Defined Contribution Supplemental Retirement Plan (“DC SRP”). They are eligible for the Cash Balance Pension Plan and the Excess Retirement Plan.

(2)
Mr. Gallegos is not eligible for the Cash Balance Pension Plan or the DB SRP. He is eligible for the DC SRP and the Excess Retirement Plan. The employer contribution to the DC SRP is included in the Summary Compensation Table under “All Other Compensation.”

(3)	Years of credited service for the Cash Balance Pension Plan are less than the actual years of service of the officer because the Cash Balance Pension Plan was frozen in August 2008.

(4)
The following assumptions, among others, were used to calculate the present value of accumulated benefits: benefit commencement age is the earliest unreduced retirement age for the predominant plan (Mr. Durian, Mr. de Leon and Mr. Kouba each at age 62 for the Cash Balance Pension Plan and Excess Retirement Plan, Mr. Gallegos at age 65 for the Excess Retirement Plan, and Mr. Larsen at age 62 for the DB SRP); Ms. Kampling retired in July 2019 and was eligible to begin receiving monthly payments under the Cash Balance Pension Plan; the benefit calculation date is December 31, 2019, consistent with our accounting measurement date for financial statement reporting purposes; the ASC 715 discount rate is 3.40% for the DB SRP, 3.27% for the

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EXECUTIVE COMPENSATION

Excess Retirement Plan, and 3.44% for the Cash Balance Pension Plan (compared to 4.29% for the DB SRP, 4.07% for the Excess Retirement Plan, and 4.31% for the Cash Balance Pension Plan in 2018); the post-retirement mortality assumption is based on the PRI-2012 mortality table with white collar adjustment and generational projection starting in 2012 using a modified Scale MP-2018 (same as used for ASC 715 valuations); the form of payment is 40% lump sum and 60% annuity for the Cash Balance Pension Plan and 100% lump sum for the Excess Retirement Plan; the ASC 715 accounting valuation for the DB SRP anticipates payments in the form of a lump sum (for those that elected lump sum or installment) and the effective lump sum interest rate for valuation purposes is approximately 2.14% at year-end 2019; and the 50% DB SRP target benefit has been prorated over an executive’s service career until his or her benefit eligibility date.
b.    Alliant Energy Cash Balance Pension Plan
A portion of our salaried employees, including our named executive officers, are eligible to participate in the Alliant Energy Cash Balance Pension Plan that we maintain. The Cash Balance Pension Plan bases a participant’s defined benefit pension on the value of a hypothetical account balance. For individuals participating in the Cash Balance Pension Plan as of August 1, 1998, a starting account balance was created equal to the present value of the benefit accrued as of December 31, 1997, under the applicable prior benefit formula. In addition, such individuals received a special one-time transition credit amount equal to a specified percentage varying with age and multiplied by credited service and pay. For 1998 through August 2, 2008, participants received annual credits to the account equal to 5% of base pay (including certain performance payments, pre-tax deferrals and other items). For 1998 through August 2, 2008, participants also received an interest credit on all prior accruals equal to 4%, plus a potential share of the gain on the investment return on Cash Balance Pension Plan assets for the year. We amended the Cash Balance Pension Plan’s interest crediting rate for 2009 and future years. The new interest crediting rate is equal to the annual percentage change in the consumer price index as of October each year, plus 3%.
Ms. Kampling’s benefit is determined under the Cash Balance Pension Plan formula. Mr. Gallegos is not eligible to participate in the Cash Balance Pension Plan. For Mr. Larsen, Mr. Durian, Mr. de Leon, and Mr. Kouba, estimated benefits under the applicable prior plan benefit formula are expected to be higher than under the Cash Balance Pension Plan formula, utilizing current assumptions. Therefore, their benefits are determined under the applicable prior plan benefit formula. To the extent benefits under the Cash Balance Pension Plan are limited by tax law, any excess will be paid under the Excess Retirement Plan described below. Cash Balance Pension Plan accruals ceased as of August 2, 2008. This “freeze” applies to both the 5% of base pay annual credits to the hypothetical account balance and to the grandfathered prior plan formulas. Subsequent to August 2, 2008, active participants receive enhanced benefits under the Alliant Energy Corporation 401(k) Savings Plan.
Pension benefits for Mr. Larsen and Mr. Durian are determined using the prior plan formula from the IES Industries pension plan. The prior plan formula provides retirement income based on years of service, final average compensation and Social Security covered compensation.
The monthly benefit formula for Mr. Larsen and Mr. Durian for service until the August 2, 2008 freeze date is A + B + C where: A = 1.05% of average monthly compensation for the number of years of service not in excess of 35; B = 0.50% of average monthly compensation in excess of Social Security covered compensation for the number of years of service not in excess of 35; and C = 1.38% of average monthly compensation for the number of years of service in excess of 35. Compensation generally is the salary amount reported in the Summary Compensation Table (subject to the limit in the tax code), with the final average compensation being calculated based on the three highest calendar years of such pay. The formula provides the basic benefit payable for the life of the participant. If the participant receives an alternative form of payment, then the monthly benefit would be reduced accordingly. Early retirement benefits are available after a participant reaches age 55, provided he has at least 15 years of service. Unreduced benefits are available at age 62. Benefits that commence prior to age 62 are reduced by a factor of not less than 5% per year.
Pension benefits for Mr. de Leon are determined using the prior plan formula from the WPL pension plan. The prior plan formula provides retirement income based on years of service, final average compensation and Social Security covered compensation.
The monthly benefit formula for Mr. de Leon for service until the August 2, 2008 freeze date is A - B x C where: A = 55% of average monthly compensation for the number of years of service not in excess of 30; B = 0.50% of average monthly compensation in excess of Social Security covered compensation; and C is credited service (up to 360 months) divided by 30. Compensation generally is the salary amount reported in the Summary Compensation Table (subject to the limit in the tax code), with the final average compensation being calculated based on the three highest calendar years of such pay. The formula provides the basic benefit payable for the life of the participant. If the participant receives an alternative form of payment, then the monthly benefit would be reduced accordingly. Early retirement benefits are available after a participant reaches age 55, provided he has at least 5 years of vesting service. Unreduced benefits are available at age 62. Benefits that commence prior to age 62 are reduced by a factor of not less than 5% per year.

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Pension benefits for Mr. Kouba are determined using the prior plan formula from the IPC pension plan. The prior plan formula provides retirement income based on years of service and final average compensation.
The monthly benefit formula for Mr. Kouba for service until the August 2, 2008 freeze date is A + B where: A = 1.17% of average monthly compensation for the number of years of service not in excess of 35 and B = 0.35% of average monthly compensation in excess of Social Security covered compensation. Compensation generally is the salary amount reported in the Summary Compensation Table (subject to the limit in the tax code), with the final average compensation being calculated based on the three highest calendar years of such pay. The formula provides the basic benefit payable for the life of the participant. If the participant receives an alternative form of payment, then the monthly benefit would be reduced accordingly. Early retirement benefits are available after a participant reaches age 55, provided he has at least 5 years of vesting service. Unreduced benefits are available at age 62. Benefits that commence prior to age 62 are reduced by a factor of not less than 3% per year.
c.    Alliant Energy Excess Retirement Plan
We maintain an unfunded Excess Retirement Plan that provides funds for payment of retirement benefits where an employee’s retirement benefits exceed statutory limits applicable to the tax-qualified plans. The Excess Retirement Plan provides an amount equal to the difference between (i) the actual pension benefit payable under the Cash Balance Pension Plan and our actual contributions based on age and service to the Alliant Energy Corporation 401(k) Savings Plan, and (ii) what such benefits and contributions would be if calculated without regard to any limitation imposed by the tax code on pension benefits or covered compensation.
d.    Alliant Energy Supplemental Retirement Plan
We maintain a legacy DB SRP and a legacy DC SRP, which provide additional retirement benefits if the executive remains with us until retirement, disability or death. The DB SRP is an unfunded, defined benefit retirement plan. The DC SRP is an unfunded, defined contribution plan. The DB SRP was discontinued in 2008. We also do not anticipate providing any DC SRP benefits to any executives hired or promoted in or after 2013. Mr. Larsen and Ms. Kampling participate in the DB SRP. Mr. Gallegos participates in the DC SRP. Mr. Durian, Mr. de Leon and Mr. Kouba do not participate in either the DB SRP or the DC SRP.
For Mr. Larsen and Ms. Kampling, the DB SRP provides for payments in accordance with the formula A - (B + C + D) where: A = 50% of the participant’s average annual earnings (base salary plus annual performance pay) for the highest paid three consecutive years out of the last 10 years of the participant’s employment; B = benefits payable to the officer from the officer’s defined benefit plan; C = the aggregate Company contributions based on age and service to the Alliant Energy Corporation 401(k) Savings Plan; and D = the Excess Retirement Plan. The normal retirement date under the DB SRP is age 62 with at least 10 years of service; early retirement is at age 55 with at least 10 years of service and five or more years of continuous DB SRP employment. If a participant retires prior to age 62, the payment under the DB SRP is reduced by approximately 5% per year for each year the participant’s retirement date precedes his or her normal retirement date. This early retirement reduction factor is applied prior to any other offsets (described as B, C, or D above). Payment of benefits under the DB SRP commences six months after the participant’s retirement.
At the timely election of the participant, benefits under the DB SRP will be made in a lump sum, in annual installments over a period of five years, or in monthly installments for 18 years. Participants made their elections in December 2008. Participants may change their form of payment once, provided that the new election is made at least 12 months prior to their retirement. If such an election is made, benefits under the DB SRP will not be paid for five years after they otherwise would have been. If the monthly benefit is selected, and the participant dies prior to receiving 12 years of payments, payments continue to any surviving spouse or dependent children, payable for the remainder of the 12-year period. If the five annual installments benefit is selected and the participant dies prior to receiving five annual payments, payments will continue to any surviving spouse or dependent children, payable for the remainder of the five-year period. If the participant dies while still employed by us, the designated beneficiary will receive a lump sum equal to the discounted value of retirement benefits for 12 years. Ms. Kampling elected to receive her benefit payments in a lump sum commencing in January of 2020.
For Mr. Gallegos, the annual contribution credited to the DC SRP is equal to 12% of annual earnings, which consists of base salary and annual performance pay earned for the year. An annual interest credit is earned on Mr. Gallegos’ account based on the annual investment return of a benchmark S&P 500 index fund. The normal retirement date under the DC SRP is age 55 with at least five years of continuous SRP employment. Payment of benefits under the DC SRP commences six months after the participant’s retirement. Upon retirement, distribution from the plan is made in five annual installments.

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EXECUTIVE COMPENSATION

2019 NON-QUALIFIED DEFERRED COMPENSATION
The table below sets forth certain information as of December 31, 2019 for each of our named executive officers with respect to the Alliant Energy Deferred Compensation Plan, which is described below.

Name	Executive Contributions in 2019 ($)(1)	Registrant Contributions in 2019 ($)(2)	Aggregate Earnings in 2019 ($)(3)	Aggregate Withdrawals/ Distributions in 2019 ($)	Aggregate Balance as of December 31, 2019 ($)(4)
John O. Larsen	$14,862	$7,431	$330,173	$0	$1,704,827
Robert J. Durian	$49,808	$10,423	$307,852	$0	$1,580,636
James H. Gallegos	$76,646	$0	$61,776	$0	$428,320
David A. de Leon	$0	$0	$0	$0	$0
Terry L. Kouba	$0	$0	$83,290	$0	$416,354
Patricia L. Kampling	$54,649	$0	$87,786	$0	$1,084,690

(1)	The amounts reported are also reported under the “Salary” and “Non-Equity Incentive Plan Compensation” columns, as applicable, in the Summary Compensation Table.

(2)
The amounts reported are also reported under the “All Other Compensation” column in the Summary Compensation Table and represent contributions earned in the last completed fiscal year but not credited until the following fiscal year.

(3)
The following portion of the amounts reported in this column, which represents above-market interest on deferred compensation, is reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column in the Summary Compensation Table.

Name	Above-Market Interest on Deferred Compensation
John O. Larsen	$4,273
Robert J. Durian	$2,153
James H. Gallegos	$422
David A. de Leon	$0
Terry L. Kouba	$130
Patricia L. Kampling	$5,681

(4)	The following amounts included in this column for the Alliant Energy Deferred Compensation Plan also have been reported in the “Total” column of the Summary Compensation Table for 2018 and 2017.

Name	Reported for 2018	Reported for 2017
John O. Larsen	$24,616	$17,706
Robert J. Durian	$57,155	$51,739
James H. Gallegos	$60,103	$26,108
David A. de Leon	N/A	N/A
Terry L. Kouba	N/A	N/A
Patricia L. Kampling	$90,642	$87,958

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We maintain the Alliant Energy Deferred Compensation Plan (“AEDCP”) under which participants, including our current named executive officers, may defer up to 100% of base salary and annual performance pay. Participants who have made the maximum allowed contribution to the Alliant Energy Corporation 401(k) Savings Plan may receive an additional credit from the Company to the AEDCP. The credit made in March 2019 was equal to 50% of A - B, where:
A = the lesser of (i) 8% of base salary for the plan year or (ii) the sum of the amounts (if any) contributed by the participant to the Alliant Energy Corporation 401(k) Savings Plan during the applicable year that were eligible for matching contributions under the Alliant Energy Corporation 401(k) Savings Plan, plus the amounts deferred by the participant during the applicable year under the AEDCP; and
B = the amount of any matching contributions under the Alliant Energy Corporation 401(k) Savings Plan on behalf of the participant for the applicable year.
The participant may elect to have his or her deferrals credited to an Interest Account, Equity Account, Company Stock Account or Mutual Fund Account. Deferrals and matching contributions to the Interest Account receive an annual return based on the 10-year Treasury Bond Rate plus 1.50%. Deferrals and matching contributions credited to the Equity Account are treated as invested in an S&P 500 index fund. Deferrals and matching contributions credited to the Mutual Fund Account are treated as invested in a mutual fund or other investment vehicle offered under the Alliant Energy Corporation 401(k) Savings Plan and selected by the participant. Deferrals and matching contributions credited to the Company Stock Account are treated as though invested in our common stock and are credited with dividend equivalents, which are treated as if reinvested. The shares of common stock identified as obligations under the AEDCP are held in a rabbi trust. Payments from the AEDCP due to death or retirement may be made in a lump sum or in annual installments for up to 10 years at the election of the participant. Payments from the AEDCP for any reason other than death or retirement are made in a lump sum. Participants are selected by our CEO. All of our current named executive officers are participants in the AEDCP. Ms. Kampling elected to receive her benefit payments in 1 to 10 annual installments commencing in January of 2020.  Remaining payments will be made in each January thereafter.
We maintain a frozen legacy deferred compensation plan (the IES Deferred Compensation Plan), in which Mr. Larsen has a frozen account balance in the amount of $34,235 as of December 31, 2019. An interest credit is provided for the balance in the account at a rate of 11% for the balance in the account prior to July 1, 1993 and 9% on the remainder of the account. This plan was frozen on April 21, 1998, and since then, no amounts have been deferred to the account.

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2019 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
a.    Tables
The following tables describe potential payments and benefits under our compensation and benefit plans and arrangements to which our named executive officers would be entitled upon termination of employment and/or a change in control of our Company. Except for Ms. Kampling, the estimated amount of compensation payable to each of our named executive officers in each situation is listed in the following tables assuming that the termination and/or change in control of our Company occurred on December 31, 2019, the last business day of our last completed fiscal year, and that our common stock is valued at $54.72, which was the closing market price for our common stock on that date. The amounts for Ms. Kampling reflect potential amounts payable pursuant to the terms of equity awards she held as of her retirement in July 2019 and that remained outstanding as of December 31, 2019. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts will vary from the estimated amounts in the following tables. Descriptions of the circumstances that would trigger payments or benefits to our named executive officers, the method under which such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits, and other material factors regarding such agreements and plans, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.

John O. Larsen	Death	Disability	Involuntary Termination Without Cause	Retirement	Change in Control and Termination Without Cause or for Good Reason	Change in Control Without Termination
Triggered Payouts
Cash Termination Payment	$0	$0	$900,000	$0	$3,600,000	$0
Life, Medical, Dental Insurance Continuation	$0	$0	$12,630	$0	$106,620	$0
Lump Sum SRP	$0	$0	$0	$0	$0	$0
Unearned Restricted Stock Units	$1,157,492	$1,157,492	$173,719	$1,157,492	$173,719	$173,719
Unearned Performance Restricted Stock Units	$1,350,435	$1,350,435	$569,964	$1,350,435	$569,964	$569,964
Unearned Performance Shares	$1,350,435	$1,350,435	$569,964	$1,350,435	$569,964	$569,964
Outplacement Services	$0	$0	$10,000	$0	$90,000	$0
Legal and Accounting Advisor Services	$0	$0	$0	$0	$10,000	$0
Total Pre-Tax Benefit	$3,858,362	$3,858,362	$2,236,277	$3,858,362	$5,120,267	$1,313,647

Robert J. Durian	Death	Disability	Involuntary Termination Without Cause	Retirement	Change in Control and Termination Without Cause or for Good Reason	Change in Control Without Termination
Triggered Payouts
Cash Termination Payment	$0	$0	$500,000	$0	$1,771,400	$0
Life, Medical, Dental Insurance Continuation	$0	$0	$8,172	$0	$69,636	$0
Lump Sum SRP	$0	$0	$0	$0	$0	$0
Unearned Restricted Stock Units	$713,768	$713,768	$71,929	$713,768	$71,929	$71,929
Unearned Performance Restricted Stock Units	$832,729	$832,729	$426,542	$832,729	$426,542	$426,542
Unearned Performance Shares	$832,729	$832,729	$426,542	$832,729	$426,542	$426,542
Outplacement Services	$0	$0	$10,000	$0	$50,000	$0
Legal and Accounting Advisor Services	$0	$0	$0	$0	$10,000	$0
Total Pre-Tax Benefit	$2,379,226	$2,379,226	$1,443,185	$2,379,226	$2,826,049	$925,013

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James H. Gallegos	Death	Disability	Involuntary Termination Without Cause	Retirement	Change in Control and Termination Without Cause or for Good Reason	Change in Control Without Termination
Triggered Payouts
Cash Termination Payment	$0	$0	$525,000	$0	$1,746,000	$0
Life, Medical, Dental Insurance Continuation	$0	$0	$7,362	$0	$71,416	$0
Lump Sum SRP	$0	$0	$0	$0	$0	$0
Unearned Restricted Stock Units	$583,643	$583,643	$58,782	$583,643	$58,782	$58,782
Unearned Performance Restricted Stock Units	$680,991	$680,991	$348,949	$680,991	$348,949	$348,949
Unearned Performance Shares	$680,991	$680,991	$348,949	$680,991	$348,949	$348,949
Outplacement Services	$0	$0	$10,000	$0	$52,500	$0
Legal and Accounting Advisor Services	$0	$0	$0	$0	$10,000	$0
Total Pre-Tax Benefit	$1,945,625	$1,945,625	$1,299,042	$1,945,625	$2,636,596	$756,680

David A. de Leon	Death	Disability	Involuntary Termination Without Cause	Retirement	Change in Control and Termination Without Cause or for Good Reason	Change in Control Without Termination
Triggered Payouts
Cash Termination Payment	$0	$0	$300,000	$0	$870,000	$0
Life, Medical, Dental Insurance Continuation	$0	$0	$8,172	$0	$81,664	$0
Lump Sum SRP	$0	$0	$0	$0	$0	$0
Unearned Restricted Stock Units	$164,215	$164,215	$17,189	$164,215	$17,189	$17,189
Unearned Performance Restricted Stock Units	$191,629	$191,629	$95,596	$191,629	$95,596	$95,596
Unearned Performance Shares	$191,629	$191,629	$95,596	$191,629	$95,596	$95,596
Outplacement Services	$0	$0	$10,000	$0	$30,000	$0
Legal and Accounting Advisor Services	$0	$0	$0	$0	$10,000	$0
Total Pre-Tax Benefit	$547,473	$547,473	$526,553	$547,473	$1,200,045	$208,381

Terry L. Kouba	Death	Disability	Involuntary Termination Without Cause	Retirement	Change in Control and Termination Without Cause or for Good Reason	Change in Control Without Termination
Triggered Payouts
Cash Termination Payment	$0	$0	$300,000	$0	$870,000	$0
Life, Medical, Dental Insurance Continuation	$0	$0	$8,172	$0	$81,664	$0
Lump Sum SRP	$0	$0	$0	$0	$0	$0
Unearned Restricted Stock Units	$167,334	$167,334	$17,362	$167,334	$17,362	$17,362
Unearned Performance Restricted Stock Units	$195,295	$195,295	$98,058	$195,295	$98,058	$98,058
Unearned Performance Shares	$195,295	$195,295	$98,058	$195,295	$98,058	$98,058
Outplacement Services	$0	$0	$10,000	$0	$30,000	$0
Legal and Accounting Advisor Services	$0	$0	$0	$0	$10,000	$0
Total Pre-Tax Benefit	$557,924	$557,924	$531,650	$557,924	$1,205,142	$213,478

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Patricia L. Kampling	Death	Disability	Involuntary Termination Without Cause	Retirement	Change in Control and Termination Without Cause or for Good Reason	Change in Control Without Termination
Triggered Payouts
Cash Termination Payment				$0
Life, Medical, Dental Insurance Continuation				$0
Lump Sum SRP				$0
Unearned Restricted Stock Units				$2,102,781
Unearned Performance Restricted Stock Units				$2,453,262
Unearned Performance Shares				$2,453,262
Outplacement Services				$0
Legal and Accounting Advisor Services				$0
Total Pre-Tax Benefit	n/a	n/a	n/a	$7,009,305	n/a	n/a
b.    Change in Control Agreements
We currently have in effect Key Executive Employment and Severance Agreements (“KEESAs”) with all our named executive officers. The KEESAs provide that each executive officer who is a party thereto is entitled to benefits if, within a period of up to two years after a change in control of our Company (as defined below), or within 180 days prior thereto in connection with a change in control, the executive’s employment ends as a result of (a) termination by us, other than by reason of death or disability or for cause (as defined below), or (b) termination by the officer for good reason (as defined below).
The KEESAs provide the following benefits, each of which is reflected in the tables above, assuming the maximum potential amounts payable pursuant to the terms of the KEESAs:

•	reimbursement not to exceed 10% of the officer’s annual base salary for outplacement services

•	continuation of life, medical and dental insurance coverage for up to two years

•
full vesting of the officer’s accrued benefit under any SRP and in any defined contribution retirement plan, and deemed satisfaction of any minimum years of service requirement under the SRP (the amounts shown in the tables above assume a lump sum form of payment under the SRP using the 2020 lump sum interest rate of 2.14% and a single life annuity or lump sum payment under our qualified Cash Balance Pension Plan and nonqualified Excess Retirement Plan using a lump sum interest rate for payment commencing in fiscal 2020 (i.e., IRS PPA lump sum segment interest rate of 2.01%, 3.06%, and 3.65%)), provided that the SRP benefit will not be received until the executive officer reaches age 55

•	full vesting of any time-vesting restricted stock

•	payment at target of all performance plan awards pursuant to any long-term performance plan on a pro rata basis, unless the award cycle has been in effect less than six months

•
a cash termination payment of up to two times the sum of (i) the officer’s annual base salary, and (ii) the greater of the officer’s target annual performance pay for the year in which the termination date occurs, or the officer’s annual performance pay in the year prior to the change in control, and

•	reimbursement for up to $10,000 in legal or accounting advisor fees.
The KEESAs provide that if any portion of the benefits under the KEESAs, or under any other agreement, would constitute an excess parachute payment for purposes of the tax code, the executive may receive the better, on an after-tax basis, of either a payment $1 less than the maximum amount they may receive without becoming subject to the 20% excise tax, or receive the fully calculated payment subject to applicable excise taxes for which they would be personally responsible. The potential payment and benefit amounts shown in the table above assume the executives receive the full payment under the KEESAs without giving effect to the cutback provision.
In consideration of the KEESA benefits, the executive agrees not to compete with us for a period of one year after the executive leaves us, and to keep in confidence any proprietary information or confidential information for a period of five years after the executive officer leaves us. Both of these conditions can be waived in writing by our CEO and Board of Directors, respectively.

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Under the KEESAs, a “change in control” is deemed to have occurred if:

•
any person (with certain exceptions set forth in the KEESAs) is or becomes the beneficial owner of securities representing 30% or more of our outstanding shares of common stock or combined voting power

•	there is a change in a majority of our Board of Directors that is not approved by at least two-thirds of the existing directors

•
our shareowners approve a merger, consolidation or share exchange with any other corporation (or the issuance of voting securities in connection with a merger, consolidation or share exchange) in which our shareowners control less than 50% of the combined voting power after the merger, consolidation or share exchange or

•	our shareowners approve a plan of complete liquidation or dissolution or an agreement for the sale or disposition by us of all or substantially all of our assets.
Under the KEESAs, the term “cause” generally means:

•	engaging in intentional conduct that causes us demonstrable and serious financial injury

•	conviction of a felony that substantially impairs the officer’s ability to perform duties or responsibilities or

•	continuing willful and unreasonable refusal by an officer to perform duties or responsibilities.
Under the KEESAs, the term “good reason” generally means:

•	a material breach of the agreement by us

•	a material diminution in the officer’s base compensation

•	a material diminution in the officer’s authority, duties or responsibilities, including a material diminution in the budget over which he or she retains authority or

•
a material diminution in the authority, duties or responsibilities of the supervisor to whom the officer is required to report, including a requirement that he or she report to a corporate officer or employee instead of reporting directly to the Board of Directors.

The executive must notify the Company of the existence of the good reason event within 90 days of such event, and the Company must be given a 30-day period to cure the event.
c.    Long-Term Equity Award Agreements
The agreements under which we have awarded long-term equity grants to our executive officers prior to December 31, 2019 provide that:

•
if the performance contingency under the award is satisfied and if the executive’s employment is terminated by reason of death, disability, or retirement after the end of the first performance year of the performance period, the executive will be entitled to the full value of the award earned at the end of the performance period

•
if the performance contingency under the award is satisfied and if the executive’s employment is terminated by reason of death, disability, or retirement during the first year of the performance period, the executive will be entitled to a prorated value of the award, determined at the end of the performance period, based on the ratio of the number of months the executive was employed during the performance period to 12 months

•
if the performance contingency under the award is satisfied and if the executive’s employment is terminated by reason of involuntary termination without cause, the executive will be entitled to the prorated value of the award, determined at the end of the performance period, based on the ratio of (i) the number of months the executive was employed during the performance period to (ii) the total number of months in the performance period

•
with respect to restricted stock units that vest based on continuous service, (i) if the executive's employment is terminated by reason of death, disability, or retirement on or after the first anniversary of the vesting period's start date, the executive will be entitled to the full value of the award, and if such termination is prior to the first anniversary of the vesting period's start date, the executive will be entitled to a prorated value of the award, based on the ratio of the number of months the executive was employed during the period to 12 months, and (ii) if the executive's employment is terminated by reason of involuntary termination without cause after the first anniversary of the grant date, the executive will be entitled to a prorated value of the award, based on the ratio of the number of months the executive was employed following the grant date to 36 months, in each case payable at the end of the vesting period and

•
if a change in control of our Company occurs, which is generally defined in the same manner as under the KEESAs, the executive will be entitled to receive, in a single lump sum following the end of the performance period, and subject to continuous employment (with exceptions for certain qualifying terminations), the cash value of the long-term equity awards as follows: (i) in the case of performance restricted stock units, at the value based on the Company’s stock price as of the date immediately preceding the change in control date multiplied by the number of target performance restricted stock units, (ii) in the case of performance shares, the value based on the

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Company’s performance as of the date immediately preceding the change in control date and (iii) in the case of restricted stock units, the value based on the Company’s stock price as of the date immediately preceding the change in control date (including, in each case, any accrued unearned dividend equivalents).
Retirement means the officer has reached age 55 and the officer’s age, in whole years, added to the number of whole years of the officer’s continuous employment with the Company, totals 65 or greater.
The tables above include the amounts attributable to the shares that would be received by our named executive officers valued at the closing price of our common stock on December 31, 2019, as provided for in the applicable award agreement, and assuming, in the case of a termination by reason of death, disability, involuntary termination without cause, or retirement, that any applicable performance contingency was satisfied at target.
d.    Executive Severance Plan
We also maintain a general executive severance plan, which applies if an executive’s position is eliminated or significantly altered by us. The plan provides for a minimum level of severance pay equal to (i) lump sum payment of one times the executive’s annual base salary, (ii) up to 18 months of COBRA coverage, or to the extent eligible, retiree medical coverage (six months of either are paid by us), (iii) outplacement services and/or tuition reimbursement of up to $10,000, and (iv) access to our employee assistance program. Eligibility for benefits under this plan is conditioned on the executive’s executing a severance agreement and release form. Severance packages of executive officers are approved by the Compensation and Personnel Committee.
e.    Pension Plans
The tables above do not include any amounts for the Alliant Energy Cash Balance Pension Plan or the Alliant Energy Excess Retirement Plan because these plans are impacted neither by the nature of the termination of employment nor whether there has been a change in control of the Company. The tables above also do not include any amounts for the DB SRP or DC SRP other than in the event of a termination after a change in control because those plans are not impacted by the nature of the termination of employment unless there has been a change in control of our Company, in which case the benefits under the DB SRP or DC SRP may be enhanced under the KEESAs as described above under “Change in Control Agreements.”

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Proposal Two—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Securities Exchange Act of 1934, we ask shareowners to cast an advisory, non-binding vote to approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying compensation tables and narrative discussions contained in this Proxy Statement. While this vote is non-binding, we value the opinions of our shareowners and will consider the outcome of the vote when making future compensation decisions. The Board of Directors has adopted a policy to hold this advisory vote on the compensation of our named executive officers annually, with the next vote on the compensation of our named executive officers expected to occur at our 2021 Annual Meeting of Shareowners.
In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 22 of this Proxy Statement. As described in the Compensation Discussion and Analysis, we believe that our compensation programs effectively meet our objectives of rewarding strong performance, aligning the interests of executives and shareowners and maintaining our competitive positioning for top talent critical to our success.
Accordingly, the Board of Directors recommends that the shareowners vote, on an advisory, non-binding basis, in favor of the following resolution:
“RESOLVED, that the shareowners approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the compensation tables and related narrative discussion contained in this Proxy Statement.”
The votes cast “FOR” must exceed the votes cast “AGAINST” the proposal at the Annual Meeting (assuming a quorum is present) to approve the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of determining the vote required for this proposal, abstentions and broker non-votes will have no impact on the vote. This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation and Personnel Committee. However, our Board of Directors and the Compensation and Personnel Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

☑	The Board of Directors recommends a vote “FOR” approval, on an advisory, non-binding basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

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Proposal Three—APPROVE THE ALLIANT ENERGY CORPORATION 2020 OMNIBUS INCENTIVE PLAN
Summary of Proposal
General. We are asking shareowners to approve the Alliant Energy Corporation 2020 Omnibus Incentive Plan (the “Plan”) to replace the Amended and Restated Alliant Energy Corporation 2010 Omnibus Incentive Plan (the “2010 Plan”) which expires on May 20, 2020. On the recommendation of the Compensation and Personnel Committee, the Board of Directors approved the Plan and recommends approval by shareowners. The Plan is an important part of our pay-for-performance compensation program and long-term equity awards form a significant component of compensation for our executive officers and employees. The Plan is essential to rewarding strong performance, aligning executives’ and shareowners’ interests and maintaining a competitive compensation program. If shareowners do not approve the Plan, we will not have an equity plan under which we can make equity awards and, as a result, will be severely limited in our ability to achieve the foregoing goals.
If the Plan is approved by shareowners, subject to adjustments described in the Plan, 9,000,000 shares of common stock will be available for issuance under the Plan. No further awards can be granted under the 2010 Plan after its expiration date, and any shares previously available but not granted under the 2010 Plan as of its expiration date will not be issued, except upon vesting of awards that are outstanding under the 2010 Plan. As of March 9, 2020, 1,030,398 shares were subject to outstanding awards under the 2010 Plan and 6,151,395 shares remained available for new grants under the 2010 Plan (in each case based on the number of outstanding long-term awards at target which aggregate amount is 600,138 shares and which are subject to performance goals and dividend accumulation based on achieved performance).
Key Governance Practices
The Plan contains a number of provisions that we believe are consistent with the interests of shareowners and sound corporate governance practices, including:

•	No liberal share recycling

•	No liberal “change in control” definition

•	No evergreen share feature

•	Double-trigger change in control vesting requirements

•	Minimum one-year vesting period for time-based awards (with limited exceptions)

•	No dividends paid on unvested awards

•	Limits on non-employee director cash and equity compensation

•	Limits on employee equity compensation

•	No excise tax gross ups

In addition, the CEO’s performance-based awards of the last three years have been equal to 50% or more of his or her total equity awards.

Summary of 2020 Plan
The following is a summary of the material provisions of the Plan. A copy of the Plan is attached to this Proxy Statement as Appendix A and is incorporated by reference into this Proxy Statement in its entirety. This summary is qualified in its entirety by reference to the full text of the Plan and the text of the Plan will control if there is any inconsistency between this summary and the Plan text.
Purpose. The purpose of the Plan is to attract, retain and motivate our employees, officers, directors and consultants by providing them the opportunity to acquire an ownership interest in the Company and to align their interests and efforts to the long-term interests of our shareowners.
Shares Reserved under the Plan. Subject to adjustment as provided in the Plan, the total number of shares of common stock available under the Plan is 9,000,000 shares. An aggregate of 2,000,000 shares may be issued upon the exercise of incentive stock options. Any shares that remain available under the 2010 Plan on its May 20, 2020 expiration date will not become available for the Plan.
The number of shares reserved under the Plan will be depleted on the grant date of an award by the maximum number of shares of common stock, if any, subject to the award. The following shares will be re-credited to the Plan and available again for issuance under the Plan: (i) shares subject to an award that lapses, expires, terminates or is cancelled without

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the issuance of shares thereunder, or the payment of other compensation with respect to the shares covered thereby, (ii) shares subject to an award if it is determined that the shares will not be issuable or that other compensation with respect to shares covered by the award will not be payable, (iii) shares that are forfeited under an award, and (iv) shares issued under an award that are reacquired by the Company pursuant to the award’s terms.
The following shares will not be recredited to the Plan’s share reserve: (i) shares withheld or tendered to satisfy any tax withholding obligations; (ii) shares tendered or withheld to pay the exercise price of an option; or (iii) shares purchased by the Company using proceeds from option exercises.
The closing price of our common stock as reported on the Nasdaq Global Select Market on March 9, 2020 was $54.16.
Administration. The Plan will be administered by our Compensation and Personnel Committee. The Compensation and Personnel Committee consists of members who are independent as defined by Nasdaq corporate governance listing standards and applicable SEC rules. Subject to the terms of the Plan, the Compensation and Personnel Committee is authorized to select the individuals to be granted awards, the types of awards to be granted, the number of shares to be subject to awards, and the other terms, conditions and provisions of such awards, as well as to make other determinations necessary or advisable for the administration of the Plan. The Compensation and Personnel Committee may also modify an award, subject to the terms of the Plan, including amendments to comply with applicable law or applicable listing requirements. The Board of Directors or the Compensation and Personnel Committee may delegate administration of the Plan in accordance with its terms. The Board of Directors has delegated to the Equity Awards Committee authority to approve certain limited equity issuances to employees other than executive officers. Our CEO, Mr. Larsen, is the sole member of this committee.
Repricing of Options Prohibited. Except for adjustments permitted by the Plan, neither the Compensation and Personnel Committee nor any other person may, without shareowner approval, (i) decrease the exercise price of an option after it is granted; (ii) cancel an option when its exercise price exceeds the fair market value of the underlying shares, in exchange for cash, another option, restricted stock, or other equity award; or (iii) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.
Eligibility. Awards may be granted under the Plan to officers (including executive officers) or other employees and consultants of the Company or its affiliates. Awards also may be granted to members of the Board of Directors of the Company. As of March 9, 2020, approximately 135 employees, including six executive officers and nine non-employee directors, were eligible to participate in the Plan.
Types of Awards. The Plan permits the granting of any or all of the following types of awards:
Restricted Stock, Restricted Stock Units and Share Awards. Restricted stock, restricted stock units and share awards may be subject to repurchase or forfeiture restrictions in the discretion of the Compensation and Personnel Committee. Restrictions may be based on continuous service with the Company or the achievement of performance goals over a performance period, as determined by the Compensation and Personnel Committee. Restricted stock units may be paid in cash, stock or a combination of stock and cash.
Performance Shares and Performance Units. Performance shares are awards valued by reference to a designated number of shares, and performance units are awards valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares. Either type of award may be paid in cash, stock or a combination of stock and cash, subject in each case to the achievement of performance goals over a performance period established by the Compensation and Personnel Committee.
Other Stock or Cash-Based Awards. The Compensation and Personnel Committee may grant other incentives denominated in cash, shares or other property, subject to the terms of the Plan and any other terms and conditions determined by the Compensation and Personnel Committee.
Stock Options. Stock options may be designated as either nonqualified stock options or incentive stock options, which must comply with Section 422 of the tax code. The Compensation and Personnel Committee will determine the terms and conditions of options granted, including the vesting terms. The exercise price per share for options may not be less than the fair market value of a share of common stock on the grant date, except in the case of assumed or substituted options in acquisition transactions. Options have a maximum term of 10 years from the grant date, subject to earlier termination following a participant’s termination of service. Unless the Compensation and Personnel Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock.

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Dividend or Dividend Equivalents. The Compensation and Personnel Committee may grant participants the right to receive dividend or dividend equivalent payments on equity-based awards. Any such dividend or dividend equivalent payments will be subject to the same restrictions on transferability and forfeitability that apply to the corresponding award. Dividends and dividend equivalents will be paid only if and to the extent the underlying award becomes vested or payable upon satisfaction of applicable service requirements and/or performance goals. Participants will not have a right to receive dividend payments or dividend equivalent payments with respect to shares of common stock subject to options.
Terms of Performance Awards
The Compensation and Personnel Committee may grant awards subject to the achievement of specified levels of one of more performance goals for the Company as a whole or an affiliate or business unit of the Company. Performance goals for awards may include, but are not limited to the following: net income, net earnings per share and total shareowner return.
In its discretion, the Compensation and Personnel Committee may adjust the performance goals applicable to an award granted to any participant to reflect such participant’s individual performance or such other factors as the committee may determine. If permitted under an award agreement, the committee will have the discretion, on the basis of such criteria as may be established by the committee, to reduce the amount otherwise payable pursuant to such award.
Prior to payment, the Compensation and Personnel Committee will determine the amount payable under performance awards.
Limits on Awards. Subject to certain adjustments, participants may not be granted awards in any calendar year with respect to more than 750,000 shares, and the maximum dollar value payable to any participant with respect to performance units or other awards denominated in cash or other property cannot exceed $15,000,000 in any calendar year (measured at target for performance awards). In addition, the aggregate value of any compensation, both cash and equity, paid in any calendar year to any non-employee director will not exceed $750,000.
Adjustments: Change in Control. In the event of (i) a stock split, stock dividend, recapitalization or combination of shares, (ii) a merger or other transaction in which shares are changed or exchanged, or (iii) a cash dividend that exceeds 10% of the trading price of the shares (or similar special or extraordinary dividend event), then proportionate adjustments will be made to (A) the maximum number and/or kind of securities issuable under the Plan, including the maximum number and kind of securities issuable as incentive stock options, (B) the number and/or kind of securities subject to outstanding awards and the per share purchase or exercise price of such awards, (C) the maximum numbers and/or kinds of securities issuable to a participant, and (D) as applicable, the performance goals of outstanding awards. The Compensation and Personnel Committee also is authorized to make any of the foregoing adjustments if any other events occur that the Compensation and Personnel Committee determines requires an adjustment to prevent dilution or enlargement of benefits intended to be made available under the Plan.
In any of the foregoing events or in the event of a change in control, the Compensation and Personnel Committee may also (or in lieu of the foregoing) provide for a cash payment to the holder of an outstanding award in exchange for cancellation of all or a portion of the award. In addition, the committee is authorized to substitute, on an equitable basis as the committee determines, for each share then subject to an award, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock are or will be entitled in respect of each share pursuant to the transaction (with appropriate adjustments with respect to any awards that have an exercise or purchase price).
Under the Plan, a “change in control” is generally deemed to have occurred if:

•	any person (with certain exceptions set forth in the Plan) is or becomes the beneficial owner of securities representing 30% or more of our outstanding shares of common stock or combined voting power;

•	a change in the composition of the majority of our Board of Directors occurs during a 12-month period that is not approved by at least two-thirds of the existing directors;

•
we consummate a merger, consolidation or share exchange with any other corporation (or issue voting securities in connection with a merger, consolidation or share exchange) in which our shareowners immediately prior to such transaction control less than 50% of the combined voting power after the merger, consolidation or share exchange; or

•
our shareowners approve, and we complete, a plan of complete liquidation or dissolution or the sale or disposition by us of all or substantially all of our assets (with certain exceptions set forth in the Plan).

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The Compensation and Personnel Committee may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of common stock otherwise reserved or available under the Plan, authorize the issuance or assumption of awards of an acquired entity upon terms it deems appropriate.
Minimum Vesting and Performance Periods. Awards that vest solely based on a participant’s continued employment or service require a minimum vesting period of one year of continuous service, except in connection with death, disability, retirement, change in control or other conditions as determined by the Compensation and Personnel Committee. The committee may grant awards that do not satisfy the minimum vesting schedule to non-employee directors, and to other employees, up to an aggregate of 5% of the shares reserved for issuance under the Plan with respect to employee grants, subject to adjustment as provided in the Plan.
Notwithstanding the foregoing, the Compensation and Personnel Committee may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period than is otherwise required under the Plan to take into account a participant’s hire or promotion. In the event of a change in control of the Company, the Compensation and Personnel Committee may reduce the minimum vesting period only for participants who leave the Company for good reason or who are terminated by the Company for reasons other than cause.
Limited Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the transfer is approved by the Compensation and Personnel Committee and is for no consideration.
Clawback/Recoupment. Awards granted under the Plan are subject to recovery pursuant to any clawback requirements that the Compensation and Personnel Committee sets forth in the award agreement or any clawback policy that the Company adopts or is required to adopt under applicable law.
Term of Plan. Unless earlier terminated by the Board of Directors or the Compensation and Personnel Committee, the Plan will remain in effect until the tenth anniversary of shareowner approval of the Plan, which shareowner approval is expected to occur on May 21, 2020, or, if earlier, until all shares reserved for issuance have been issued.
Termination and Amendment. The Board of Directors or the Compensation and Personnel Committee may amend, alter, suspend, discontinue or terminate the Plan at any time, except that the Board of Directors must approve any amendment to the Plan if such approval is required by prior action of the Board or applicable law or regulation. Shareowners must approve any amendment to the Plan to the extent required by applicable law, regulation or stock exchange rule.
Certain U.S. Federal Income Tax Consequences. The following discussion briefly describes the material U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants who are subject to U.S. federal taxation. The discussion is general in nature and does not address issues relating to the tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation. The discussion is based on the tax code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of any estate, gift, state, local or foreign tax laws.
Stock Options. Generally, a participant will not recognize income at the time an option is granted or upon its vesting, provided the option has an exercise price at least equal to the fair market value of the common stock on the grant date and has no additional deferral feature. A participant who is granted a nonqualified stock option generally will recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the shares at such time over the exercise price. Upon the participant’s subsequent disposition of the shares received with respect to such option, the participant will recognize a capital gain or loss (long-term or short-term, depending on how long the shares were held) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the shares on the exercise date.
Generally, a participant will not recognize income at the time of exercise of an incentive stock option, except that the alternative minimum tax may apply. If the participant holds the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize a long-term capital gain or loss on the disposition of the shares equal to the difference between the amount the participant received in the disposition and the exercise price. If the participant fails to hold the shares for the holding periods set forth in the prior sentence, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (i) the gain realized on the disposition and (ii) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. Any additional gain realized by the participant over the fair market value of the shares at the time of exercise will be treated as capital gain.
Restricted Stock. Generally, a participant will not recognize income at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize

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ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time (less the amount, if any, the participant paid for such restricted stock). Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.
A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.
Performance Shares. The grant of performance shares generally will not create income tax consequences for the Company or the participant on the date of grant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.
Performance Units and Restricted Stock Units. The grant of a performance unit or restricted stock unit will not create income tax consequences to the Company or the participant on the date of grant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.
Tax Consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to any limitations imposed under the tax code.
Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.
Additional Taxes Under Section 409A. If an award under the Plan is considered non-qualified deferred compensation and such award is neither exempt from nor compliant with the requirements of Internal Revenue Code Section 409A, then the participant generally will be subject to an additional 20% income tax on the value of the award when it is no longer subject to a substantial risk of forfeiture, as well as interest on the income taxes that were owed from the date of vesting to the date such taxes are paid.
Limitation of Deduction. Section 162(m) of the tax code generally denies a tax deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that such compensation paid to a covered employee exceeds $1 million.
No Guarantee of Tax Treatment. Notwithstanding any provision of the Plan, the Company does not guarantee that (i) any award intended to be exempt from Section 409A of the tax code is so exempt, (ii) any award intended to comply with Section 409A of the tax code does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

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OMNIBUS INCENTIVE PLAN PROPOSAL

New Plan Benefits. The Company cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The Compensation and Personnel Committee will make such determinations in its discretion from time to time. However, please refer to the “2019 Grants of Plan-Based Awards Table” for certain information about grants to our named executive officers in the last fiscal year. No equity awards were granted to non-employee directors in 2019. In 2019, awards for an aggregate of 175,604 shares were granted to seven executive officers and an aggregate of 113,376 shares were granted to employees other than executive officers as a group.
 Vote Required
Approval of our 2020 Omnibus Incentive Plan requires that the votes cast “FOR” the approval of our 2020 Omnibus Incentive Plan exceed the votes cast “AGAINST” the proposal at the Annual Meeting (assuming a quorum is present). For purposes of determining the vote required for this proposal, abstentions and broker non-votes will have no impact on the vote.

☑	The Board of Directors recommends a vote “FOR” approval of the Alliant Energy Corporation 2020 Omnibus Incentive Plan

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OMNIBUS INCENTIVE PLAN PROPOSAL

Equity Compensation Plan Information. The following table provides information about the Company’s equity compensation plans as of December 31, 2019.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by shareowners	997,970	(a)	$41.80	6,407,528	(b)
Equity compensation plans not approved by shareowners (c)	N/A		N/A	N/A	(d)
	997,970		$41.80	6,407,528
(a) Represents performance shares, performance restricted stock units and restricted stock units granted under the 2010 Plan. Performance shares for the 2018 and 2017 grants may be paid out in shares of Alliant Energy’s common stock, cash, or a combination of cash and stock. Performance restricted stock units and performance shares for the 2019 grants, are paid out in shares of Alliant Energy’s common stock. The performance share and performance restricted stock unit awards are adjusted by a performance multiplier, which ranges from zero to 200%, based on the performance criteria. The performance share and performance restricted stock unit awards included in column (A) of the table reflect an assumed payout in the form of Alliant Energy’s common stock at the maximum performance multiplier of 200% for the 2019 and 2018 grants, and at the estimated payout percentages for the 2017 grants. Also included are restricted stock units granted under the 2010 Plan. Restricted stock units for the 2018 and 2017 grants may be paid out in shares of Alliant Energy’s common stock, cash, or a combination of cash and stock at the expiration of a three-year time-vesting period. Restricted stock units for the 2019 grants are paid out in shares of Alliant Energy’s common stock at the expiration of a three-year time-vesting period.
(b) All of the available shares under the 2010 Plan may be issued as awards in the form of Alliant Energy’s common stock, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards or cash-based awards. As of December 31, 2019, there were performance shares and restricted stock units awards (performance and time-vesting) outstanding under the 2010 Plan.
(c) As of December 31, 2019 there were 381,232 shares of our common stock outstanding under the AEDCP.
(d) There is no limit on the number of shares of our common stock that may be held under the AEDCP.

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REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board of Directors as of the time this report was approved was composed of four directors, each of whom is independent under the applicable SEC and Nasdaq Stock Exchange rules. The Committee operates under a written charter adopted by the Board of Directors.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting. The independent registered public accounting firm is responsible for expressing opinions that our consolidated financial statements are presented fairly, in all material respects, and are in conformity with accounting principles generally accepted in the United States of America and on the effectiveness of our internal control over financial reporting based on the criteria established by the Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, SEC regulations (including Rule 2-07 of Regulation S-X) and listing exchange requirements.
Our independent registered public accounting firm has provided to the Committee the written communications required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence. The Committee has discussed the independence of the independent registered public accounting firm with the firm.
Based on the Committee’s reviews and discussions with management, the internal auditor and the independent registered public accounting firm referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.
AUDIT COMMITTEE
Patrick E. Allen (Chairman)
Jillian C. Evanko
Roger K. Newport
Carol P. Sanders

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AUDIT FEES

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other permitted services performed by the independent registered public accounting firm. The policy provides for pre-approval by the committee of specifically defined audit and non-audit services after the committee is provided with the appropriate level of details regarding the specific services to be provided. The policy does not permit delegation of the committee’s authority to management. In the event the need for specific services arises between committee meetings, the committee has delegated to the Chairman of the committee authority to approve permitted services provided that the Chairman reports any decisions to the committee at its next scheduled meeting. In accordance with the policy, the committee pre-approved all audit, audit-related, tax and other permitted services performed by Deloitte & Touche LLP and its affiliates and related entities in 2019.
The fees that were billed to the Company by its independent registered public accounting firm for work performed on behalf of our Company and our subsidiaries for 2018 and 2019 were as follows:

Component	2018	2019
Audit Fees	$2,836,000	$2,876,000
Audit-Related Fees	$150,000	$173,000
Tax Fees	$57,000	$107,000
All Other Fees	$19,000	$4,000
Audit fees consisted of the fees billed for: (i) the audits of the consolidated financial statements of our Company and our subsidiaries included in our Form 10-K; (ii) the audit of the effectiveness of our internal controls over financial reporting; (iii) reviews of financial statements included in Form 10-Q filings; and (iv) services normally provided in connection with statutory and regulatory filings, such as financing transactions.
Audit-related fees consisted of the fees billed for services rendered related to employee benefits plan audits and other attest services.
Tax fees consisted of the fees billed for professional services rendered for tax compliance, tax advice and tax planning, including all services performed by the tax professional staff of affiliates of the independent registered public accounting firm, except those rendered in connection with the audit.
All other fees for 2018 and 2019 consisted of license fees for accounting research software products and, with respect to 2018, seminars.
The Audit Committee does not consider the provision of non-audit services by the independent registered public accounting firm described above to be incompatible with maintaining the independence of the independent registered public accounting firm. The committee discussed with our internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluation of our internal controls and the overall quality of our financial reporting.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal Four—RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020
In accordance with its charter, the Audit Committee of the Board of Directors appointed the firm of Deloitte & Touche LLP, independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for 2020, as well as to report as to the effectiveness of our internal controls over financial reporting as of December 31, 2020, and is requesting that its shareowners ratify such appointment.
Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement. Further information about the services of Deloitte & Touche LLP, including the fees paid in 2018 and 2019, is set forth under “Fees Paid to Independent Registered Public Accounting Firm.”
The votes cast “FOR” must exceed the votes cast “AGAINST” the proposal at the Annual Meeting (assuming a quorum is present) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020. For purposes of determining the vote required for this proposal, abstentions will have no impact on the vote. If the appointment is not ratified, the failure by the shareowners to ratify will be considered by the Audit Committee as an indication that it should consider selecting another independent registered public accounting firm for the following fiscal year. Even if the shareowners ratify the appointment, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interest of the Company.

☑	The Board of Directors recommends that shareowners vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

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GENERAL INFORMATION

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.	Why am I receiving these materials?
Our Board of Directors is providing these proxy materials to you in connection with our Annual Meeting, which will take place on May 21, 2020. As a shareowner, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals described in this Proxy Statement. In accordance with Securities and Exchange Commission rules, a notice containing instructions on how to access this proxy statement and our annual report online was mailed, starting on or about April 9, 2020, and we provided access to our materials online before that date to certain holders of our common stock on the close of business on the record date.

2.	How can I participate in the Annual Meeting?
The 2020 Annual Meeting of Shareowners will be held exclusively online via live webcast. Shareowners of record as of the close of business on March 27, 2020, and persons holding valid proxies from shareowners of record, are entitled to participate in and submit questions in writing before and during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LNT2020. To participate in the online Annual Meeting, you will need the 16-digit control number included on your proxy card. If you hold your shares through a broker, bank or other record holder, you may gain access to the meeting by logging into your brokerage firm’s web site and selecting the stockholder communications mailbox to link through to the Annual Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other record holder.

The Annual Meeting will begin promptly at 9:00 a.m. C.D.T. Online check-in will begin at 8:30 a.m. C.D.T. Please allow ample time for the online check-in procedures.
An audio broadcast of the Annual Meeting will be available by telephone toll-free at (877) 328-2502. If you call the toll-free number, you will be able to listen to the Annual Meeting but will not be able to vote your shares or ask questions.

3.	Why are you holding the Annual Meeting online?
This is our third year holding a virtual-only Annual Meeting. We believe that a virtual Annual Meeting facilitates greater participation by providing easy access to the meeting and allowing shareowners to participate from any location around the world. All of our shareowners will be able to participate in the Annual Meeting online without prohibitive cost or inconvenience and without other logistical issues raised by the COVID-19 pandemic. All shareowners can submit questions in writing by visiting www.virtualshareholdermeeting.com/LNT2020. A replay of the meeting will be available for one year at that website and on the Investors tab of our website at www.alliantenergy.com.

4.	What if I have difficulties accessing the pre-meeting forum or locating my 16-digit control number prior to the day of the Annual Meeting?
Prior to the day of the Annual Meeting, if you need assistance with your 16-digit control number and you hold your shares in your own name, please call toll-free (800) 353-1089 in the United States. If you hold your shares in the name of a bank or brokerage firm, you will need to contact your bank or brokerage firm for assistance with your 16-digit control number.

5.	What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the webcast of the Annual Meeting?
If you encounter any difficulties accessing the webcast of the Annual Meeting during the check-in or during the Annual Meeting itself, including any difficulties with your 16-digit control number, please call toll-free (855) 449-0991 in the United States, or (720) 378-5962 if calling from outside the United States, for assistance. Technicians will be ready to assist you beginning at 8:30 a.m. C.D.T.

6.	Who is entitled to vote at the Annual Meeting?
Only shareowners of record at the close of business on March 27, 2020 are entitled to vote at the Annual Meeting. As of the record date, 245,228,627 shares of our common stock were issued and outstanding. Each shareowner is entitled to one vote for each share of our common stock held on the record date.

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GENERAL INFORMATION

7.	What items are to be voted on in the Annual Meeting?
You may vote on the following proposals:

•	To elect the four nominees named in this Proxy Statement as directors of the Company for terms expiring at the 2023 Annual Meeting of Shareowners

•	To approve, on an advisory, non-binding basis, the compensation of our named executive officers

•	To approve the Alliant Energy Corporation 2020 Omnibus Incentive Plan

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020

8.	How does the Board of Directors recommend I vote?
The Board of Directors recommends you vote “FOR” each of the listed director nominees; “FOR” approval of the compensation of our named executive officers; “FOR” the approval of the Alliant Energy Corporation 2020 Omnibus Incentive Plan; and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020.

9.	How do I vote?
You may vote your shares by proxy or online during the Annual Meeting. Your Board of Directors recommends you vote by proxy even if you plan to participate in the Annual Meeting. You may vote in one of four ways:
Online Prior to the Annual Meeting: You may vote by proxy online. Go to www.proxyvote.com and follow the instructions found on your proxy card.
Online During the Annual Meeting: You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LNT2020 and following the instructions found on your proxy card.
By Telephone: You may vote by proxy by calling the toll-free number found on the proxy card.
By Mail: You may vote by proxy by filling out the proxy card and mailing it back in the envelope provided.
If you return your signed proxy card but do not mark the boxes showing how you wish to vote on one or more of the four proposals, your shares will be voted “FOR” each of the listed director nominees; “FOR” approval of the compensation of our named executive officers; “FOR” the approval of the Alliant Energy Corporation 2020 Omnibus Incentive Plan; and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020. If your proxy card is not signed, your votes will not be counted.
If your shares are held by a broker, bank or other record holder, you may direct the record holder to vote your proxies as provided on the notice received from the record holder. If you do not provide your broker, bank or other record holder with specific and timely voting instructions, your shares will not be voted except on Proposal Four — Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2020.
Alliant Energy is incorporated under Wisconsin law, which specifically permits electronically transmitted proxies, provided that it can be determined that the transmission was sent or authorized by the shareowner. The electronic voting procedures are designed to authenticate each shareowner by use of a control number and to confirm that the shareowner instructions are properly recorded.

10.	Can I change my vote?
Yes, you have the right to revoke your proxy at any time before the Annual Meeting by (a) providing written notice to our Corporate Secretary at 4902 North Biltmore Lane, Madison, Wisconsin 53718; or (b) appointing a new proxy prior to the start of the Annual Meeting.
Additionally, if you attend the Annual Meeting virtually and wish to vote online during the Annual Meeting, you may revoke your proxy by voting online at that time as described above. Attendance at the Annual Meeting will not, by itself, cause your previously appointed proxy to be revoked.
If your shares are held by a bank, broker or other record holder on your behalf, you may submit voting instructions in accordance with the process provided by such record holder.

11.	What shares are included on the proxy card(s)?
Your proxy card(s) covers all of your shares of our common stock, including any shares held in your account under our Shareowner Direct Plan and the Alliant Energy Corporation 401(k) Savings Plan.

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GENERAL INFORMATION

12.	How are shares voted that are held for employees in the Alliant Energy Corporation 401(k) Savings Plan?
Shares held in the Alliant Energy Corporation 401(k) Savings Plan will be included on the proxy card that covers all of your shares of our common stock and can be voted as described in Question 9. You will not receive a separate proxy card for these shares.
13.    How does the proxy voting process work?
Only if the proxy is voted as described above in Question 9 “How do I vote?” will the proxy be voted in accordance with your instructions. If a proxy is given, the persons named in the proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented for action at the meeting.

14.	What is the required vote for each proposal, assuming a quorum has been met?
A quorum is met if at least a majority of the shares of our common stock entitled to vote is represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes count as present for establishing a quorum. If you have returned valid proxy instructions or vote during the meeting, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from any matter introduced at the Annual Meeting.
Assuming a quorum is present at the Annual Meeting, the required vote for each proposal is as follows:

•
Election of Directors — Directors will be elected by a plurality of the votes cast at the Annual Meeting. See Question 19 “What happens if a director nominee does not receive a majority of votes cast?” for information concerning our director resignation policy. Shares not voted at the Annual Meeting (including broker non-votes) will not be counted as votes cast. The proxies solicited may be voted for a substitute nominee or nominees if any of the nominees are either unable to serve or for good reason will not serve — a contingency the Board of Directors does not currently anticipate.

•
Advisory Vote on Compensation of Our Named Executive Officers — Approval of the advisory vote on executive compensation requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal at the Annual Meeting. Abstentions and broker non-votes will have no impact on the vote.

•
Approval of the Alliant Energy Corporation 2020 Omnibus Incentive Plan — Approval of the Alliant Energy Corporation 2020 Omnibus Incentive Plan requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal at the Annual Meeting. Abstentions and broker non-votes will have no impact on the vote.

•
Ratification of Appointment of Independent Registered Public Accounting Firm — Approval of the ratification of the appointment of our independent registered public accounting firm requires that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal at the Annual Meeting. Abstentions will have no impact on the vote, and there will be no broker non-votes with respect to the proposal because brokers may exercise their discretion to vote for or against the proposal in the absence of instruction from the beneficial owners.

15.	Is there any other business to be conducted?
Our Board of Directors does not know of any business to be considered at the Annual Meeting other than the four proposals set forth in this Proxy Statement and listed in Question 7 above.

16.	Who tabulates the votes?
The inspector of election appointed for the Annual Meeting will separately tabulate affirmative and negative votes (or “withheld” votes in the case of the election of directors), abstentions and broker non-votes.

17.	Is there a list of shareowners entitled to vote at the Annual Meeting?
A list of the names of shareowners of record entitled to vote at the Annual Meeting will be available during the entire time of the Annual Meeting on the virtual annual meeting website. This list will also be available for inspection at our Madison, Wisconsin, headquarters. If you would like to view this shareowner list, please contact us in writing.

18.	Where and when will I be able to find the results of the voting?
The preliminary results of the voting will be announced during the Annual Meeting, or you may call us for the results at (800) 353-1089. We will also file the final voting results on a Current Report on Form 8-K with the SEC within four business days following the Annual Meeting.

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GENERAL INFORMATION

19.	What happens if a director nominee does not receive a majority of votes cast?
Pursuant to our Corporate Governance Principles, any nominee for director in an uncontested election who receives a greater number of votes “WITHHELD” than votes “FOR” his or her election is required to offer his or her resignation to the Chairman of the Board of Directors following certification of the shareowner vote. A Resignation Committee will promptly consider any resignation offers under our Director Resignation Policy and recommend to the Board of Directors, based on all relevant factors, whether to accept or reject the tendered resignation. The Board of Directors will then act on that recommendation no later than 90 days following the date of the shareowners’ meeting at which the election occurred. We will promptly publicly disclose the Board of Directors’ decision, including an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation. Full details of our majority voting policy are set forth on our website at www.alliantenergy.com/investors under the “Corporate Governance” link.

20.	What does it mean if I get more than one proxy card?
If your shares are registered differently and are in more than one account, then you will receive more than one proxy card. Be sure to vote all of your accounts to ensure that all of your shares are voted. When possible, we encourage you to have all accounts registered in the same name and address. You can do this by contacting EQ Shareowner Services at the address below:
EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120
or
P. O. Box 64854
St. Paul, MN 55164-0854
1-800-356-5343
www.shareowneronline.com

21.	Are the 2019 Annual Report and these proxy materials available on the Internet?
Yes. As required by the SEC, our Proxy Statement and Annual Report are available to our shareowners electronically via the Internet. You can access these materials at www.alliantenergy.com/eproxy.

22.	How can I access future proxy materials and Annual Reports on the Internet?
If you are a shareowner of record, you can consent to access our future notices of shareowner meetings, proxy materials and Annual Reports electronically through our website.
Selecting electronic access allows us to save on the cost of producing and mailing these materials. If shareowners want to consent to electronic access, they should simply mark the appropriate box on a proxy card or follow the instructions provided when voting over the Internet or by telephone. If you consent to access these materials over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address to access those materials rather than receiving those proxy materials and the Annual Report by mail. Your consent will remain in effect unless it is revoked by writing to EQ at the shareowner information address shown in Question 20 above.
If you consent to electronic access, then you will be responsible for your routine charges (e.g., online fees) in connection with electronic viewing and printing of proxy materials and Annual Reports. We will continue to distribute printed materials to shareowners who do not consent to access these materials electronically.
If your shares are held by a bank, broker or other record holder on your behalf, please refer to the information provided by such record holder for instructions on how to elect to view future proxy statements and Annual Reports over the Internet.

23.	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, certain shareowners of record received a notice of Internet availability of proxy materials. All such shareowners have the ability to access the proxy materials on the website referred to in the notice, as described in the instructions on the notice. If you prefer to receive your proxy materials in printed form by mail or electronically by email on an ongoing basis, instructions on the notice describe how you can easily make that request. We encourage shareowners to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the circulation of proxy materials.

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GENERAL INFORMATION

24.	When are shareowner proposals for the 2021 Annual Meeting due?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”), all shareowner proposals to be considered for inclusion in our Proxy Statement for the 2021 Annual Meeting must be received at our principal office by December 10, 2020. In addition, any shareowner who intends to present a proposal, including director nominations, at the 2021 Annual Meeting must comply with the requirements set forth in our Bylaws. Our Bylaws state, among other things, that to bring business before an Annual Meeting, a shareowner must give written notice that complies with the Bylaws to our Corporate Secretary not later than 45 days in advance of the first anniversary of the date we mailed our Proxy Statement to shareowners for the prior year’s Annual Meeting. Accordingly, we must receive notice of a shareowner’s proposal submitted other than pursuant to Rule 14a-8, including director nominations, no later than February 23, 2021. If the notice is received after February 23, 2021, then the notice will be considered untimely, and we are not required to present such proposal or director nomination at the 2021 Annual Meeting. The persons named in the proxies solicited by the Board of Directors for the 2021 Annual Meeting will use their discretion to vote proxies in certain cases if the shareowner does not comply with this deadline and in certain other cases notwithstanding the shareowner’s compliance with these deadlines.

25.	Who is our independent registered public accounting firm and how is it appointed?
Deloitte & Touche LLP audited our financial statements for 2019. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will be given the opportunity to make a statement and to be available to respond to appropriate questions. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for 2020 and is recommending the appointment for ratification by shareowners.

26.	Who will bear the cost of soliciting proxies for the Annual Meeting and how will these proxies be solicited?
We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our officers and employees who will not receive any additional compensation for these solicitation activities. We will pay banks, brokers, nominees and other fiduciaries reasonable charges and expenses incurred in forwarding the proxy materials to their principals. We have retained Innisfree to aid in the solicitation of proxies at an estimated cost of $15,000, plus reimbursable out-of-pocket expenses.

27.	If more than one shareowner lives in my household, how can I obtain an extra copy of the Proxy Statement and the 2019 Annual Report?
Pursuant to SEC rules, services that deliver our communications to shareowners who hold their shares through a bank, broker or other holder of record may deliver to multiple shareowners sharing the same address a single copy of our Annual Report and Proxy Statement. Upon written or oral request, we will mail an additional copy of the Proxy Statement and the 2019 Annual Report to any shareowner at a shared address to which a single copy of the document was previously delivered, and we will continue to do so in the future, if requested. You may notify us of your request by calling us at (800) 353-1089 or writing to the address shown below for requesting a copy of our 2019 Annual Report on Form 10-K. You may also access these materials at www.alliantenergy.com/eproxy. In addition, shareowners who receive multiple copies of our Annual Report and Proxy Statement may request delivery of single copies by contacting us in the manner provided above.

We will furnish to any shareowner, without charge, a copy of our 2019 Annual Report on Form 10-K. You may obtain a copy of the Form 10-K by writing Alliant Energy Shareowner Services at 4902 North Biltmore Lane, P.O. Box 14720, Madison, Wisconsin 53708-0720 or via email at shareownerservices@alliantenergy.com.

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2020 OMNIBUS INCENTIVE PLAN

APPENDIX A
ALLIANT ENERGY CORPORATION
2020 OMNIBUS INCENTIVE PLAN
SECTION 1. PURPOSE
The purpose of the Alliant Energy Corporation 2020 Omnibus Incentive Plan is to attract, retain and motivate employees, officers, Directors and consultants of the Company and/or its Affiliates by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareowners.
SECTION 2. DEFINITIONS
Capitalized terms used in this Plan have the following meanings:
(a)“Acquired Entity” means any entity acquired by the Company or an Affiliate of the Company or with which the Company or an Affiliate of the Company merges or combines.
(b)“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act or any successor rule or regulation thereto.
(c)“Award” means a grant of an Option, Performance Shares, Performance Units, Shares, Restricted Stock, Restricted Stock Units, cash-based awards, or other incentives denominated in cash or in Shares as may be designated by the Committee from time to time.
(d)“Award Agreement” means a written, including an electronic, agreement or other instrument that contains such terms, conditions, limitations and restrictions applicable to an Award as the Committee deems advisable and that are not inconsistent with this Plan.
(e)“Beneficial Owner” means a Person who owns, has an interest in or right with respect to securities:
(i)which such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;
(ii)which such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the Exchange Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Section 2(e)(ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (B) is not also then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or
(iii)which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Section 2(e)(ii) above) or disposing of any voting securities of the Company.
(f)“Board” means the Board of Directors of the Company.
(g)“Cause,” unless the Committee shall determine otherwise for purposes of an Award in an Award Agreement or in any other written agreement between a Participant and the Company or an Affiliate of the Company, means, but is not limited to, (i) embezzlement of funds of the Company or an Affiliate of the Company, (ii) fraud, (iii) the engaging by the Participant in conduct not taken in good faith which has caused demonstrable financial or reputational harm to the Company, (iv) commission of a felony which impairs the Participant’s ability to perform the Participant’s duties and responsibilities, and (v) continuing willful and unreasonable refusal by the Participant to perform the Participant’s duties or responsibilities. The Committee, by a majority vote, shall make the determination of whether Cause exists.
(h)“Change in Control,” unless the Committee shall determine otherwise for purposes of an Award in an Award Agreement or in any other written agreement between a Participant and the Company or an Affiliate of the Company, shall be determined with reference to Alliant Energy Corporation as the Company, as more fully set forth below, and shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred, and such an event

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is a change in ownership or effective control of a corporation or a change in ownership of a substantial portion of the assets of a corporation pursuant to Treasury Regulations section 1.409A-3(i)(5):
(i)any Person (other than (A) the Company or any Subsidiary, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any Subsidiary, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates, pursuant to express authorization by the Board that refers to this exception) representing 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; provided, however, that for purposes of this Section 2(h)(i), any acquisition pursuant to a transaction described in Section 2(h)(iii) and that is not a “Change in Control” pursuant to such section shall also not constitute a “Change in Control” for purposes of this Section 2(h)(i); or
(ii)a change in the composition of the Board during any 12-month period such that the following individuals cease for any reason to constitute a majority of the number of Directors of the Company then serving: (A) individuals who, as of the beginning of such 12-month period, constituted the Board and (B) any new Director who becomes a member of the Board subsequent to the beginning of the 12-month period (other than a Director whose initial assumption of office is in connection with an actual or threatened proxy or consent solicitation for the purpose of opposing a solicitation by the Company relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareowners was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors as of the beginning of such 12-month period, or whose appointment, election or nomination for election was previously so approved; or
(iii)the Company consummates a merger, consolidation or share exchange with any other corporation or issues voting securities in connection with a merger, consolidation or share exchange involving the Company (or any Subsidiary), other than (A) a merger, consolidation or share exchange which results in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates, pursuant to express authorization by the Board that refers to this exception) representing 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or
(iv)the shareowners of the Company approve, and the Company completes, a plan of complete liquidation or dissolution of the Company or the Company effects a sale or disposition of all or substantially all of its assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.
(i)“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
(j)“Committee” means the Compensation and Personnel Committee of the Board (or a successor committee with the same or similar authority).
(k)“Common Stock” means the common stock of the Company, $0.01 par value.
(l)“Company” means Alliant Energy Corporation, a Wisconsin corporation, or any successor thereto.

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(m)“Director” means a member of the Board.
(n)“Disability,” unless the Committee shall determine otherwise for purposes of an Award in an award agreement or in any other written agreement between a Participant and the Company or an Affiliate of the Company, shall have the meaning provided in the Alliant Energy Cash Balance Plan if and only if the condition is also a disability pursuant to Treasury Regulations section 1.409A-3(i)(4).
(o)“Effective Date” has the meaning set forth in Section 17.
(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
(q)“Fair Market Value” means the closing price for a share of Common Stock on any given date during regular trading, or if the Common Stock is not trading on that date, the closing price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish. Notwithstanding the foregoing, unless the Committee determines otherwise, in the case of a sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.
(r)“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Code Section 422 or any successor provision.
(s)“Good Reason,” unless the Committee shall determine otherwise for purposes of an Award in an Award Agreement or in any other written agreement between a Participant and the Company or an Affiliate of the Company, means that any of the following events occur without the Participant’s written consent:
(i)a material diminution in the Participant’s base compensation; or
(ii)a material diminution in the Participant’s duties or responsibilities.
Notwithstanding the foregoing, a resignation by a Participant for any of the reasons set forth in Section 2(s)(i) and (ii) above will not constitute “Good Reason” unless (A) the Participant provides written notice to the Company of the existence of the event within 90 days of the initial existence of the event, (B) the Company fails to cure the event within 30 days of such notice, and (C) the Participant resigns within 30 days following the last day of such 30-day cure period.
(t)“Non-Employee Director” means a Director who meets the requirements of Rule 16b-3(b)(3) of the Exchange Act.
(u)“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
(v)“Option” means the right to purchase Shares at a stated price for a specified period of time.
(w)“Participant” means an individual selected by the Committee to receive an Award.
(x)“Performance Goals” has the meaning set forth in Section 9.
(y)“Performance Shares” means the right to receive cash and/or Shares to the extent Performance Goals are achieved.
(z)“Performance Units” means the right to receive cash and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.
(aa)“Person” has the meaning given to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof.
(ab)“Plan” means this Alliant Energy Corporation 2020 Omnibus Incentive Plan, as may be amended from time to time.
(ac)“Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.
(ad)“Restricted Stock Unit” means the right to receive cash and/or Shares the value of which is equal to the Fair Market Value of one Share.
(ae) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

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(af)“Share” means a share of Common Stock.
(ag)“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns stock or other equity interests possessing more than 50% of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.
(ah)“Substitute Awards” means Awards granted in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity.
(ai)“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change in Control.
SECTION 3. ADMINISTRATION
(a)Administration of This Plan. This Plan shall be administered by the Committee. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority with respect to the administration of this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan.
(b)Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Board or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee with respect to this Plan; provided, however, that no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.
(c)Repricing Prohibited. Notwithstanding any provision of this Plan to the contrary, and except for adjustments permitted by Section 13, the Committee shall not have the right, without shareowner approval, to (i) decrease the exercise price of an Option after it is granted; (ii) cancel an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for cash, another option, restricted stock, or other equity award; or (iii) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.
(d)Indemnification. The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s bylaws permit.
(e)Committee Determinations. All Committee determinations shall be made in the sole discretion of the Committee and are final, conclusive and binding on all interested parties.
SECTION 4. SHARES SUBJECT TO THIS PLAN
(a)Plan Reserve. Subject to adjustment as provided in Section 13, an aggregate of 9,000,000 Shares are available for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.
(b)Share Usage. The aggregate number of Shares reserved under Section 4(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under, or the payment of other compensation with respect to Shares covered by, the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to Shares covered by the Award will not be payable, (iii) Shares are forfeited under an Award, or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to this Plan’s reserve and may again be used for new Awards under this Plan. Notwithstanding the foregoing, in no event shall the following Shares be recredited to this Plan’s reserve; (A) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations; (B) Shares tendered or withheld in payment of the exercise price of an Option; or (C) Shares purchased by the Company using proceeds from Option exercises.

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(c)    Subject to adjustment as provided in Section 13, no more than an aggregate of 2,000,000 Shares may be issued upon the exercise of Incentive Stock Options.
SECTION 5. ELIGIBILITY
An Award may be granted to any officer or other employee of the Company or its Affiliates, a consultant who provides services to the Company or its Affiliates, or a Director, including a Non-Employee Director; provided, however, that only employees of the Company or a Subsidiary may be granted Incentive Stock Options.
SECTION 6. AWARDS
(a)General. Subject to the terms of this Plan, the Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under this Plan, the number of Shares subject to such Awards and the other terms of Awards. Awards may be granted alone or in addition to, or in substitution for, any other Award (or any other award granted under another plan of the Company or any Affiliate of the Company).
(b)Evidence of Awards. Awards granted under this Plan shall be evidenced by an Award Agreement.
(c)Individual Limitations.
(i)Limits on Awards to Participants. Subject to adjustment as provided in Section 13, no Participant may be granted Awards other than Performance Units or other Awards denominated in cash or other property in any calendar year with respect to more than 750,000 Shares for such Awards (measured at target with respect to grants of performance-based Awards), and the maximum dollar value payable with respect to Performance Units or other Awards denominated in cash or other property granted to any Participant in any one calendar year is $15,000,000.
(ii)Limits on Awards to Non-Employee Directors. Notwithstanding any provision of this Plan to the contrary, the aggregate value of cash compensation and the grant date fair value of Awards (computed as of the date of grant in accordance with applicable financial accounting rules) that may be granted or awarded during any calendar year to any Non-Employee Director, solely with respect to service as a Non-Employee Director, shall not exceed $750,000.
(iii)For purposes of the foregoing limits, Awards granted in previous calendar years shall not count against the Award limits in subsequent calendar years, even if the Awards from previous calendar years are earned, vest or are otherwise settled in calendar years following the calendar year in which they are granted.
(d)    Minimum Vesting Period. Awards granted under this Plan that vest based on continuous service shall require a minimum vesting period of one year of continuous service, except in connection with death, Disability, retirement, Change in Control (subject to Section 6(e)) or other conditions as determined by the Committee. This minimum vesting schedule shall not apply to Substitute Awards or Awards to Non-Employee Directors. Notwithstanding this provision, up to 5% of the Shares reserved for issuance under this Plan, subject to adjustment as provided in Section 13, may be issued without a minimum vesting schedule.
(e)    Waiver of Restrictions. Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting and/or performance period to take into account a Participant’s hire or promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, Disability or retirement (as defined by the Committee) or a Change in Control. In the event of a Change in Control, such change may be made only for Participants who resign for Good Reason or whom the Company terminates for reasons other than Cause.
(f)    Deferrals. To the extent permitted by applicable law, the Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. All deferrals by Participants shall be made in accordance with Code Section 409A.
(g)    Dividends and Dividend Equivalents. The Committee may grant an Award with provisions giving a Participant the right to receive any cash dividends (whether regular or otherwise), stock dividends, dividend equivalents and other distributions (whether paid in cash or securities) paid or made with respect to Awards; provided, however, that any such dividends, dividend equivalents or distributions shall be held in the custody of the Company and shall be subject to the same restrictions on transferability and forfeitability that apply to the corresponding Award, including that, with respect to Awards whose vesting or payment are dependent on the achievement of one or more Performance Goals, stock dividends, dividend equivalents and other distributions shall accrue and be paid only if and to the extent the Award becomes vested or payable; and provided further that the right to any dividends, dividend equivalents or other distributions declared and paid on an Award will be structured in a manner intended to be exempt from or comply with Code Section 409A. Except as otherwise provided

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in the Award Agreement, all dividends, dividend equivalents or distributions credited to the Participant shall be paid to the Participant within 45 days following the full vesting of the Award with respect to which such dividends, dividend equivalents or distributions were made.
SECTION 7. OPTIONS
(a)The Committee may grant Options on such terms and conditions as it shall determine in its sole discretion, including, but not limited to, with respect to each Option: (i) whether the Option is an Incentive Stock Option or a Nonqualified Stock Option; (ii) the number of Shares subject to the Option; (iii) the per Share exercise price, which may not be less than the Fair Market Value of the Shares as of the date of grant of the Option (and not less than the minimum exercise price required by Code Section 422 with respect to Incentive Stock Options), except for Substitute Awards; (iv) the time or times at which the Option shall vest and become exercisable; (v) the permitted methods of payment of the exercise price of the Option and such other terms and procedures for exercise of the Option as may be required by the Committee; (vi) the effect of a Participant’s termination of employment or service on exercise of the Option; and (vii) the maximum term of the Option, which shall not exceed 10 years after the date of grant (unless a shorter term is required by Code Section 422 with respect to Incentive Stock Options). An Option may be exercised only for whole Shares.
(b)The exercise price for Shares purchased under an Option shall be paid to the Company by delivery of consideration equal to the product of the per Share exercise price and the number of Shares to be purchased. Such consideration must be paid before the Company will the issue the Shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:
(i)    cash, check or wire transfer;
(ii)    having the Company withhold Shares that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option;
(iii)    tendering (either actually or, so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Shares owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option;
(iv)    so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the Federal Reserve Board; or
(v)    such other consideration as the Committee may permit.
(c)Notwithstanding the foregoing, the terms of any Incentive Stock Option shall in addition comply in all respects with Code Section 422 and any applicable regulations thereunder, including, to the extent required thereunder, that if the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 (or, if different, the maximum limitation then in effect under the Code), such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option.
SECTION 8. SHARE AWARDS, RESTRICTED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE SHARES AND PERFORMANCE UNITS
The Committee may grant Awards of Shares, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion, including those based on continuous service with the Company or an Affiliate of the Company or the achievement of any performance goals and which terms, conditions and restrictions shall be set forth in the Award Agreement. The Committee shall have the authority, in its sole discretion, to provide whether Performance Shares, Performance Units and Restricted Stock Units shall be settled in cash, in Shares (including Restricted Stock) or in a combination of cash and Shares.
SECTION 9. PERFORMANCE AWARDS
(a)Performance Goals. The Committee may grant Awards subject to the achievement of one or more objective performance goals established by the Committee, which may be based on the attainment of specified levels of one of or any combination of “performance criteria” for the Company as a whole or an Affiliate or business unit of the Company, as reported or calculated by the Company, including, but not limited to, the following: net income; net earnings per share (including diluted earnings per share); and total shareowner return (each a “Performance Goal”). Such Performance Goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable Affiliate or

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business unit of the Company) under one or more of the Performance Goals described above relative to the performance of other corporations. Performance Goals also may be based on individual goals. The performance period for any Award must relate to a period of at least one fiscal year of the Company, except that, if the Award is made at the time of commencement of employment with the Company or an Affiliate of the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year. Performance Goals may include a threshold, target, maximum and intermediate and other levels of performance, with the final payout value for an Award determined by the performance level attained during the applicable performance period.
(b)Determination and Payment of Awards. As soon as practicable following the completion of the performance period applicable to an Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the final value of the Award earned by each Participant and to be paid upon the Award’s settlement in accordance with the terms of the applicable Award.
(c)Adjustments. In its discretion, the Committee may adjust the Performance Goals applicable to an Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or an Affiliate of the Company or such other factors as the Committee may determine. If permitted under an Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce the amount otherwise payable pursuant to such Award.
SECTION 10. OTHER STOCK OR CASH-BASED AWARDS
Subject to the terms of this Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives denominated in cash, Shares, or other property under this Plan; provided, however, that any Award that provides for purchase rights shall be priced at no less than 100% of the Fair Market Value on the date of grant of the Award. The Committee shall have the authority, in its sole discretion, to determine that payment of cash-based Awards shall be paid in Shares or Restricted Stock, either on a mandatory basis or at the election of the Participant, having a Fair Market Value at the time of the payment equal to the amount payable with respect to the Award; provided, however, that any such determination by the Committee or election by the Participant must be made at such time and manner as determined by the Committee and will be subject to the terms of this Plan.
SECTION 11. WITHHOLDING
(a)General. The Company or any Affiliate of the Company may require the Participant to pay to the Company or any Affiliate of the Company, as applicable, (a) the amount of any taxes that the Company or any Affiliate of the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting, exercise or payment of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or any Affiliate of the Company (“other obligations”). Notwithstanding any other provision of this Plan to the contrary, the Company shall not be required to issue any Shares or otherwise settle an Award under this Plan until such tax withholding obligations and other obligations are satisfied.
(b)Tax Withholding Methods. The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or an Affiliate of the Company, as applicable, (ii) having the Company or an Affiliate of the Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or an Affiliate of the Company, as applicable, to the Participant, (iii) having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of Shares the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate or such other applicable rate as is necessary to avoid adverse treatment for financial accounting purposes.
SECTION 12. TRANSFERABILITY
Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) otherwise transfer an Award; provided, however, that with respect to clause (c) above, the Participant may not receive consideration for such a transfer of an Award.
SECTION 13. ADJUSTMENTS; CHANGE IN CONTROL
(a)Adjustment of Shares. In the event of (i) a change to the Shares by reason of any stock split, stock dividend, recapitalization or combination of shares, (ii) a merger or other transaction in which the Shares are changed or exchanged, or (iii) a cash dividend that exceeds 10% of the trading price of the Shares at the time the dividend is declared or any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by

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resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares, then the Committee shall make proportional adjustments to (A) the maximum number and/or kind of securities issuable under this Plan, including with respect to Incentive Stock Options; (B) the number and/or kind of securities subject to outstanding Awards and the purchase or exercise price per Share of such Awards; (C) the maximum number and/or kinds of securities set forth in Section 6(c); and (D), as applicable, the Performance Goals of an Award. The Committee also shall be authorized to make any adjustments described in (A)-(D) of the foregoing sentence, in such manner as it may deem equitable, if any other event shall occur that, in the judgment of the Committee, necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan and with respect to Options to preserve, without exceeding, the value of such Options. In the event of any such adjustments, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a stock split or stock dividend, and if no action is taken by the Committee, then the adjustments contemplated by this Section 13(a) that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or stock split or stock dividend.
Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.
(b)Cancellation or Substitution of Awards. In the event of any event described in Section 13(a) or a Change in Control, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of the Award) in an amount determined by the Committee effective as of such time as the Committee specifies (which may be the time such transaction or event is effective or as set forth in an Award Agreement). Without limitation, in the event of any event described in Section 13(a) or a Change in Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee shall be authorized to substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock are or will be entitled in respect of each Share pursuant to the transaction, with appropriate adjustments with respect to any Awards that have an exercise or purchase price. For the avoidance of doubt, nothing in this Section 13 requires that all outstanding Awards be treated similarly.
(c)Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance of Substitute Awards in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity upon such terms and conditions as it may deem appropriate.
SECTION 14. AMENDMENT AND TERMINATION
(a)Term of Plan. Unless the Board or the Committee earlier terminates this Plan, this Plan will terminate on the earlier of (i) the date that is 10 years from the Effective Date and (ii) the date when all Shares reserved for issuance have been issued; provided, however, that Incentive Stock Options may not be granted more than 10 years after the earlier of the date the Board approves this Plan and the date the shareowners approve this Plan (or any amendment to this Plan that constitutes the adoption of a new plan for purposes of Code Section 422).
(b)Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time. Notwithstanding the foregoing, (i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by prior action of the Board or applicable law or regulation and (ii) shareowners must approve any amendment of this Plan to the extent required by applicable law, regulation or stock exchange rule.
(c)Amendment, Modification or Cancellation of Awards. Subject to the requirements of this Plan, the Committee may amend or modify any Award, in each case by mutual agreement between the Committee and the Participant or any other person(s) as may then have an interest in the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 13). The Committee need not obtain the consent of the Participant (or other interested party) for any such action that is permitted by the provisions of Section 13(a) or Section 13(b) or for any such action to the extent that: (i) the action is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) the action is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; (iii) the Committee determines that such action does not materially and adversely affect the value of an Award or

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2020 OMNIBUS INCENTIVE PLAN

that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award, or (iv) unilateral action by the Committee is permitted under Section 15(c) of this Plan.
(d)Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 14 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
SECTION 15. SECTION 409A
(a)General. This Plan and Awards granted under this Plan are intended to be exempt from the requirements of Code Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation section 1.409A-1(b)(4), the exclusion applicable to stock options and certain other equity-based compensation under Treasury Regulation section 1.409A-1(b)(5), or otherwise. To the extent Code Section 409A is applicable to this Plan or any Award granted under this Plan, it is intended that this Plan and any Awards granted under this Plan comply with the deferral, payout and other limitations and restrictions imposed under Code Section 409A. Notwithstanding any other provision of this Plan or any Award granted under this Plan to the contrary, this Plan and any Award granted under this Plan shall be interpreted, operated and administered in a manner consistent with such intentions.
(b)Separation from Service; Six-Month Delay. Without limiting the generality of the foregoing, and notwithstanding any other provision of this Plan or any Award granted under this Plan to the contrary, with respect to any payments and benefits under this Plan or any Award granted under this Plan to which Code Section 409A applies, all references in this Plan or any Award granted under this Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Code Section 409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of Code Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Code Section 409A, amounts that would otherwise be payable under this Plan or any Award granted under this Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Code Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.
(c)Unilateral Amendment. Notwithstanding any other provision of this Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this Plan and any Award granted under this Plan so that the Award qualifies for exemption from or complies with Code Section 409A; provided, however, that the Committee makes no undertaking to preclude Code Section 409A from applying to Awards granted under this Plan.
(d)No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate of the Company be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
SECTION 16. MISCELLANEOUS
(a)Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate of the Company, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of this Plan and all Awards, the following rules shall apply:
(i)a Participant who transfers employment or service between the Company and its Affiliates, or between Affiliates, shall not be considered to have terminated employment or service;
(ii)a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate of the Company shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
(iii)a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate of the Company, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

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(iv)a Participant employed by or providing service to an Affiliate of the Company shall be considered to have terminated employment or service when such entity ceases to be an Affiliate of the Company.
(b)No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
(c)Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.
(d)Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under this Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
(e)Recoupment. Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery or clawback policies adopted by the Company to implement any such requirements and (iv) any other compensation recovery and clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.
(f)Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles.
(g)Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
(h)Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.
(i)No Rights as a Shareowner. Unless otherwise provided by the Committee or in the Award Agreement, no Award shall entitle the Participant to any rights of a shareowner unless and until the date of issuance under this Plan of the Shares that are the subject of such Award.
(j)Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would cause this Plan, any Award Agreement or any Award to violate any law the Committee deems applicable, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.
(k)Electronic Communication. Any document required to be delivered under this Plan, including under applicable laws, may be delivered in writing or electronically. Signatures on such documents also may be electronic if permitted by the Company.
SECTION 17. EFFECTIVE DATE
The effective date of this Plan (the “Effective Date”) is the date on which the shareowners originally approved this Plan.

ALLIANT ENERGY | 2020 Proxy Statement | 82

Alliant Energy
Powering Beyond

© 2020 Alliant Energy 7576493 71-1422 4/20 JS

Alliant Energy

SHAREOWNER SERVICES
P.O. BOX 14720
MADISON, WI 53708-0720

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 10:59 p.m. Central Time on May 20, 2020 for shares held directly and by 10:59 p.m. Central Time on May 18, 2020 for shares held in the 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LNT2020**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on May 20, 2020 for shares held directly and by 10:59 p.m. Central Time on May 18, 2020 for shares held in the 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 10:59 p.m. Central Time on May 20, 2020 for shares held directly and by 10:59 p.m. Central Time on May 18, 2020 for shares held in the 401(k) Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D03979-P33939 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIANT ENERGY CORPORATION

The Board of Directors recommends a vote "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

	For All	Withhold All	For All Except
1. Election of Directors:	☐	☐	☐

Nominees for terms ending in 2023:

01) Patrick E. Allen
02) Michael D. Garcia
03) Singleton B. McAllister
04) Susan D. Whiting

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

This proxy, when properly executed, will be voted in the manner directed herein by the shareowner. **If no direction is made, then the proxy will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4, and in the discretion of the proxies upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.**

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) on this Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D03980-P33939

ALLIANT ENERGY CORPORATION
2020 Annual Meeting of Shareowners
May 21, 2020 at 9:00 a.m. (Central Daylight Time)
This proxy is solicited on behalf of the Board of Directors of Alliant Energy Corporation.

The undersigned appoints John O. Larsen and James H. Gallegos, or either of them, attorneys and proxies with the power of substitution to vote all shares of stock of Alliant Energy Corporation (the "Company"), held of record in the name of the undersigned (including any shares held or credited to the undersigned's account under the Company's Shareowner Direct Plan and the Alliant Energy Corporation 401(k) Savings Plan) at the close of business on March 27, 2020, at the Annual Meeting of Shareowners of the Company to be held as a virtual-only meeting, at 9:00 a.m., and at all adjournments thereof, upon all matters that properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareowners dated April 9, 2020 and accompanying proxy statement, subject to any directions indicated on the reverse side of this card. This proxy also serves as a voting instruction card to the trustee, Great-West Trust Co. LLC, for shares, if any, held in the trust for the Alliant Energy Corporation 401(k) Savings Plan.

Please note there will be no physical location for the meeting. To attend the meeting live via the Internet, please go to *www.virtualshareholdermeeting.com/LNT2020* and have your 16-digit control number available to login. If you would like to listen to the audio of the meeting, please call 1-877-328-2502 and have your 16-digit control number available when requested.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side